SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
Fidelity Advisor Series IV
Fidelity California Municipal Trust
Fidelity California Municipal Trust II
Fidelity Charles Street Trust
Fidelity Fixed-Income Trust
Fidelity Garrison Street Trust
Fidelity Hereford Street Trust
Fidelity Income Fund
Fidelity Massachusetts Municipal Trust
Fidelity Municipal Trust
Fidelity Municipal Trust II
Fidelity Newbury Street Trust
Fidelity New York Municipal Trust
Fidelity New York Municipal Trust II
Fidelity Oxford Street Trust
Fidelity Revere Street Trust
Fidelity School Street Trust
Fidelity Union Street Trust
Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Proxy Materials

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PLEASE CAST YOUR VOTE NOW!

Fidelity Aberdeen Street Trust, Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Charles Street Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Hereford Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity Municipal Trust II, Fidelity Newbury Street Trust, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, Fidelity Oxford Street Trust, Fidelity Revere Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust, Fidelity Union Street Trust II

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A special meeting of shareholders will be held on July 15, 2009. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only). We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.


Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to elect a Board of Trustees to oversee the funds you own.

In addition, shareholders of funds in Fidelity Advisor Series IV, Fidelity California Municipal, Fidelity Fixed-Income, Fidelity Garrison Street, Fidelity Income Fund, Fidelity Massachusetts Municipal, Fidelity Municipal, Fidelity New York Municipal, Fidelity School Street, and Fidelity Union Street Trusts also are being asked to amend the Declaration of Trust for their funds and trusts to reduce the required quorum for future shareholder meetings.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

Pursuant to each trust's governing document, the Trustees have determined that each trust's Board will have eight members: two "Interested" trustees and six "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Why are you proposing to reduce the required quorum for future shareholder meetings for certain funds and trusts?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring these trusts in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is May 18, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

MEGA1A_2009-pxl-0509
1.897890.100

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 15, 2009.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy* or www.accessmyproxy.com/fidelity**, as applicable.

FIDELITY ABERDEEN STREET TRUST, FIDELITY CHARLES STREET TRUST, FIDELITY FIXED-INCOME TRUST, FIDELITY HEREFORD STREET TRUST,
FIDELITY INCOME FUND, FIDELITY NEWBURY STREET TRUST,
FIDELITY OXFORD STREET TRUST, FIDELITY SCHOOL STREET TRUST,
FIDELITY UNION STREET TRUST, FIDELITY UNION STREET TRUST II (www.proxyvote.com/proxy*)

FIDELITY ADVISOR SERIES IV, FIDELITY CALIFORNIA MUNICIPAL TRUST,
FIDELITY CALIFORNIA MUNICIPAL TRUST II,
FIDELITY GARRISON STREET TRUST,
FIDELITY MASSACHUSETTS MUNICIPAL TRUST,
FIDELITY MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST II,
FIDELITY NEW YORK MUNICIPAL TRUST,
FIDELITY NEW YORK MUNICIPAL TRUST II, FIDELITY REVERE STREET TRUST
(www.accessmyproxy.com/fidelity**)

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-8544 (other than Advisor or institutional classes)
1-877-208-0098 (Advisor or institutional classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer and Dorchester Streets, across from Boston's South Station) on July 15, 2009, at 8:30 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals for each trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To amend the Declaration of Trust for each of Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity New York Municipal Trust, Fidelity School Street Trust, and Fidelity Union Street Trust to reduce the required quorum for future shareholder meetings.

The Board of Trustees has fixed the close of business on May 18, 2009 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

May 29, 2009

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found either in the shaded box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ABERDEEN STREET TRUST, FIDELITY ADVISOR SERIES IV,
FIDELITY CALIFORNIA MUNICIPAL TRUST,
FIDELITY CALIFORNIA MUNICIPAL TRUST II,
FIDELITY CHARLES STREET TRUST, FIDELITY FIXED-INCOME TRUST,
FIDELITY GARRISON STREET TRUST, FIDELITY HEREFORD STREET TRUST,
FIDELITY INCOME FUND, FIDELITY MASSACHUSETTS MUNICIPAL TRUST,
FIDELITY MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST II,
FIDELITY NEWBURY STREET TRUST, FIDELITY NEW YORK MUNICIPAL TRUST,
FIDELITY NEW YORK MUNICIPAL TRUST II, FIDELITY OXFORD STREET TRUST, FIDELITY REVERE STREET TRUST, FIDELITY SCHOOL STREET TRUST,
FIDELITY UNION STREET TRUST, FIDELITY UNION STREET TRUST II

TO BE HELD ON JULY 15, 2009

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on July 15, 2009 at 8:30 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Funds	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All funds.	<Click Here>
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.

Funds in each of Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity New York Municipal Trust, Fidelity School Street Trust, and Fidelity Union Street Trust. See Appendix A for a list of funds in each trust.

<Click Here>

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about May 29, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Except for the retail and Advisor Freedom Funds, Fidelity® Institutional Short-Intermediate Government Fund, Fidelity Dynamic Strategies Fund, the Fidelity Income Replacement FundsSM, Fidelity Pennsylvania Municipal Money Market Fund, Fidelity Four-in-One Index Fund, the Fidelity Central Funds, Fidelity Arizona Municipal Income Fund, Fidelity Maryland Municipal Income Fund, Fidelity AMT Tax-Free Money Fund, and Fidelity Arizona Municipal Money Market Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. See Appendix C for current expense cap information. Expenses exceeding an expense cap will be paid by the fund's investment adviser. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For the retail and Advisor Freedom Funds, Fidelity Institutional Short-Intermediate Government Fund, Fidelity Dynamic Strategies Fund, the Fidelity Income Replacement Funds, Fidelity Pennsylvania Municipal Money Market Fund, Fidelity Four-in-One Index Fund, the Fidelity Central Funds, Fidelity Arizona Municipal Income Fund, Fidelity Maryland Municipal Income Fund, Fidelity AMT Tax-Free Money Fund, and Fidelity Arizona Municipal Money Market Fund, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the fund's investment adviser. The investment adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of each fund's investment adviser, as indicated on Appendix A, is either 245 Summer Street, Boston, Massachusetts 02210 (Fidelity Management & Research Company (FMR) and FMR Co., Inc. (FMRC)) or 82 Devonshire Street, Boston, Massachusetts, 02109 (Strategic Advisers®, Inc. (Strategic Advisers) and Fidelity Investments Money Management, Inc. (FIMM)). The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, London, England EC4M7DY; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at 99 Queen's Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Ark Mori Building 12/F, 1-12-32, Akasaka Minato-Ku, 107-6012, Tokyo, Japan; Fidelity Research & Analysis Company (FRAC), located at 82 Devonshire Street, Boston, Massachusetts 02109; FIL Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and FIL Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA, are sub-advisers to the funds, other than the retail and Advisor Freedom Funds, the Fidelity Income Replacement Funds, and Fidelity Four-in-One Index Fund.

FIMM, located at 82 Devonshire Street, Boston, Massachusetts, 02109, is a sub-adviser to the funds, other than the retail and Advisor Freedom Funds, the Fidelity Income Replacement Funds, Fidelity Four-in-One Index Fund, the Fidelity Central Funds, and Fidelity Dynamic Strategies Fund.

FMRC, located at 82 Devonshire Street, Boston, Massachusetts 02109, is a sub-adviser to the Fidelity Asset Manager® Funds, Fidelity Global Balanced Fund, Fidelity Series Broad Market Opportunities Fund, Fidelity Strategic Dividend & Income® Fund, Fidelity Strategic Income Fund, Fidelity Strategic Real Return Fund, and Fidelity Total Bond Fund.

Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo, Japan 105-6019, is a sub-adviser to the Fidelity Asset Manager Funds, Fidelity Global Balanced Fund, Fidelity Series Broad Market Opportunities Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Income Fund, Fidelity Strategic Real Return Fund, Fidelity Total Bond Fund, and Fidelity Dynamic Strategies Fund.

Geode Capital Management, LLC (Geode®), located at One Post Office Square, Boston, Massachusetts 02109, is a sub-adviser to Fidelity Strategic Real Return Fund.

All proxies solicited by the Board of Trustees that are properly executed and received by a fund's Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve Proposal 2 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of March 31, 2009 are indicated in Appendix D.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on March 31, 2009, to the knowledge of each trust, is detailed in Appendix E. Other than disclosed in Appendix E, to the knowledge of each trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 18, 2009 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of a fund's annual and/or semiannual reports, contact Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only), visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 2 requires the affirmative vote of a majority of the shares of an entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect Trustees pursuant to Proposal 1. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees. Pursuant to each trust's governing document, the Trustees have determined that the number of Trustees shall be fixed at eight. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. It is proposed that Abigail P. Johnson be elected immediately upon shareholder approval, replacing Edward C. Johnson 3d, who has announced his intention to resign from the trusts effective immediately upon Ms. Johnson's election as his successor. All other nominees also shall be elected immediately upon shareholder approval.

Except as indicated below, all nominees are currently Trustees of each trust and have served in that capacity continuously since originally elected or appointed. James C. Curvey, Abigail P. Johnson, Arthur E. Johnson, Michael E. Kenneally, and James H. Keyes were selected by the trusts' Governance and Nominating Committee (see page <Click Here>) and were appointed to the Boards (or Advisory Boards) of the trusts as indicated below. Another executive officer of FMR recommended Mr. Curvey and Ms. Johnson as nominees. A third-party search firm retained by the Independent Trustees recommended Messrs. Johnson, Kenneally, and Keyes as nominees.

Except for Ms. Johnson and Messrs. Curvey and Kenneally, each of the nominees oversees 161 funds advised by FMR or an affiliate. Ms. Johnson is currently a Trustee overseeing 39 funds advised by FMR or an affiliate and serves as a Member of the Advisory Board of 138 funds advised by FMR or an affiliate. Mr. Curvey is currently a Trustee overseeing 383 funds advised by FMR or an affiliate. Mr. Kenneally is currently a Trustee overseeing 32 funds advised by FMR or an affiliate and serves as a Member of the Advisory Board of 129 funds advised by FMR or an affiliate. Mr. Kenneally is currently a first-time nominee for Trustee for 129 funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
James C. Curvey (73)+

Year of Election or Appointment: 2007

Trustee. Mr. Curvey also serves as a Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

Abigail P. Johnson (47)++

Year of Election or Appointment: 2009

Advisory Board Member (2009-present). Ms. Johnson also serves as a Trustee (2005-present) of other investment companies advised by FMR or an affiliate. Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). Ms. Johnson is President and a Director of Fidelity Investments Money Management, Inc., FMR Co., Inc., and a Director of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Mr. Curvey was appointed as Trustee of all trusts, effective May 17, 2007, and subsequently was elected as Trustee of Charles Street Trust.

++ Ms. Johnson was appointed, effective May 21, 2009, to the Advisory Board of the trusts.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Albert R. Gamper, Jr. (67)

Year of Election or Appointment: 2006

Trustee. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President. Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities), a member of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System. Previously, Mr. Gamper served as Chairman of the Board of Governors, Rutgers University (2004-2007).

Arthur E. Johnson (62)+

Year of Election or Appointment: 2008

Trustee. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present) and AGL Resources, Inc. (holding company). Previously, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009), and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008). Mr. Arthur E. Johnson and Ms. Abigail P. Johnson are not related.

Michael E. Kenneally (55)++

Year of Election or Appointment: 2009

Trustee. Mr. Kenneally also serves as Member of the Advisory Board (2008-present) of other Fidelity Fixed Income and Asset Allocation Funds. Previously, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of The Credit Suisse Funds (U.S. Mutual Fund, 2004-2008) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (68)+++

Year of Election or Appointment: 2007

Trustee. Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions). Previously, Mr. Keyes served as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (62)

Year of Election or Appointment: 2001

Trustee. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director of McKesson Corporation (healthcare service). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (70)

Year of Election or Appointment: 2005

Trustee. Mr. Wolfe currently serves as a member of the Board of Revlon Inc. (2004-present). Previously Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer of Hershey Foods Corporation, and a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006) and Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Mr. Johnson was appointed, effective August 1, 2008, as Trustee of all trusts.

++ Mr. Kenneally was appointed, effective January 1, 2009, as Trustee of Charles Street Trust, and was appointed to the Advisory Board of the other trusts effective November 20, 2008.

+++ Mr. Keyes has been elected as Trustee of Fidelity Aberdeen Street Trust, Fidelity Advisor Series IV, Fidelity Charles Street Trust, Fidelity Hereford Street Trust, Fidelity Massachusetts Municipal Trust, Fidelity Union Street Trust, and Fidelity Union Street Trust II, and was appointed, effective January 1, 2007, as Trustee of the other trusts.

As of March 31, 2009, the nominees, Trustees and officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust's Board is currently composed of 2 Interested and 5 (or, for Charles Street Trust, 6) Independent Trustees (see Appendix A for a list of each fund's fiscal year end; see Appendix F for the number of Board meetings held during each fund's last fiscal year). It is expected that the Trustees will meet at least six times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The dollar range of equity securities beneficially owned as of March 31, 2009 by each nominee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix G.

Compensation information for each nominee and fund covered by this proxy statement is included in Appendix H.

2. TO AMEND THE DECLARATION OF TRUST OF EACH OF FIDELITY ADVISOR SERIES IV, FIDELITY CALIFORNIA MUNICIPAL TRUST, FIDELITY FIXED-INCOME TRUST, FIDELITY GARRISON STREET TRUST, FIDELITY INCOME FUND, FIDELITY MASSACHUSETTS MUNICIPAL TRUST, FIDELITY MUNICIPAL TRUST, FIDELITY NEW YORK MUNICIPAL TRUST, FIDELITY SCHOOL STREET TRUST, AND FIDELITY UNION STREET TRUST TO REDUCE THE REQUIRED QUORUM FOR FUTURE SHAREHOLDER MEETINGS.

The Declaration of Trust of each of the above-named trusts currently provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting. As amended, the Declaration of Trust (Article VIII, Section 3) would reduce the quorum required to one-third of the shares entitled to vote.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of a trust's business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring these trusts in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On May 17, 2007, the Trustees approved the proposed amendment and also authorized its submission to each trust's shareholders for their approval.

If approved, Article VIII, Section 3 of each Declaration of Trust will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

QUORUM AND REQUIRED VOTE

Section 3. Except when a higher quorum is required by any provision of this Declaration of Trust or the Bylaws, one-third [A majority] of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then one-third [a majority] of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Conclusion. The Board of Trustees of each trust has concluded that the proposal will benefit a trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of a trust, the Declaration of Trust will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Michael E. Kenneally and Abigail P. Johnson are Members of the Advisory Board of the trusts (except, for Mr. Kenneally, Fidelity Charles Street Trust for which he serves as Trustee). The executive officers of the funds include: Paul M. Murphy, Robert G. Byrnes, Gary W. Ryan, Scott C. Goebel, Holly C. Laurent, Christine Reynolds, Bryan A. Mehrmann, Stephanie J. Dorsey, Boyce I. Greer, John R. Hebble, Charles S. Morrison, and Michael H. Whitaker. Additional information about Mr. Kenneally and Ms. Johnson can be found in Proposal 1. Additional information about executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Ms. Johnson may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Kenneally may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
John R. Hebble (50)
Year of Election or Appointment: 2008 President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Hebble is an employee of Fidelity Investments.
Boyce I. Greer (53)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR. Mr. Greer is President and a Director of Strategic Advisers, Inc. (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Charles S. Morrison (48)

Year of Election or Appointment: 2005

Vice President of Fidelity's Money Market Funds. Mr. Morrison also serves as Senior Vice President, Money Market Group Leader of FMR. Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds and certain Balanced, and Asset Allocation Funds.

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co. Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of FDC (2005-2007).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (42)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Stephanie J. Dorsey (39)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments. Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005).

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has three standing committees. The members of each committee are Independent Trustees. See Appendix F for the number of meetings each standing committee held during each fund's last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Wolfe currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or more frequently as called by the Chair. The committee meets separately at least annually with the funds' Treasurer, with the funds' Chief Financial Officer (CFO), with personnel responsible for the internal audit function of FMR LLC, and with the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process, will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds' financial statements. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Wolfe (Chair) and Gamper, and Ms. Knowles. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Governance and Nominating Committee's charter is available at the "Inside Fidelity" link on www.fidelity.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firms for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Each trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix I presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix J presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix K presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by a trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

List of funds, fiscal year ends, investment advisers and fund auditors:

TRUSTS/Funds	FYE
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund®1, 6	3/31
Fidelity Advisor Freedom 2010 Fund®1, 6	3/31
Fidelity Advisor Freedom 2015 Fund®1, 6	3/31
Fidelity Advisor Freedom 2020 Fund®1, 6	3/31
Fidelity Advisor Freedom 2025 Fund®1, 6	3/31
Fidelity Advisor Freedom 2030 Fund®1, 6	3/31
Fidelity Advisor Freedom 2035 Fund®1, 6	3/31
Fidelity Advisor Freedom 2040 Fund®1, 6	3/31
Fidelity Advisor Freedom 2045 Fund®1, 6	3/31
Fidelity Advisor Freedom 2050 Fund®1, 6	3/31
Fidelity Advisor Freedom Income Fund®1, 6	3/31
Fidelity Freedom 2000 Fund®1, 5	3/31
Fidelity Freedom 2005 Fund®1, 5	3/31
Fidelity Freedom 2010 Fund®1, 5	3/31
Fidelity Freedom 2015 Fund®1, 5	3/31
Fidelity Freedom 2020 Fund®1, 5	3/31
Fidelity Freedom 2025 Fund®1, 5	3/31
Fidelity Freedom 2030 Fund®1, 5	3/31
Fidelity Freedom 2035 Fund®1, 5	3/31
Fidelity Freedom 2040 Fund®1, 5	3/31
Fidelity Freedom 2045 Fund®1, 5	3/31
Fidelity Freedom 2050 Fund®1, 5	3/31
Fidelity Freedom Income Fund®1, 5	3/31
Fidelity Freedom KSM 2000 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2005 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2010 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2015 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2020 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2025 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2030 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2035 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2040 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2045 Fund[1,5,8]	3/31
Fidelity Freedom KSM 2050 Fund[1,5,8]	3/31
Fidelity Freedom KSM Income Fund[1,5,8]	3/31

FIDELITY ADVISOR SERIES IV:
Fidelity Institutional Short-Intermediate Government Fund[2,5]	11/30

FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Municipal Income Fund[2,5]	2/28
Fidelity California Short-Intermediate Tax-Free Bond Fund[2,5]	2/28

FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund[2,5]	2/28
Fidelity California Municipal Money Market Fund[2,5]	2/28

FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%[2,6]	9/30
Fidelity Asset Manager 30%[2,5]	9/30
Fidelity Asset Manager 40%[2,5]	9/30
Fidelity Asset Manager 50%[2,6]	9/30
Fidelity Asset Manager 60%[2,5]	9/30
Fidelity Asset Manager 70%[2,6]	9/30
Fidelity Asset Manager 85%[2,6]	9/30
Fidelity Series Broad Market Opportunities Fund[2,5,7]	9/30
Fidelity Global Balanced Fund[2,5]	10/31

FIDELITY FIXED-INCOME TRUST:
Fidelity Dynamic Strategies Fund[3,6]	12/31
Fidelity Inflation-Protected Bond Fund[2,6]	4/30
Fidelity Intermediate Bond Fund[2,6]	8/31
Fidelity Investment Grade Bond Fund[2,5]	8/31
Money Market Portfolio[2,5]	2/28
Fidelity Series Investment Grade Bond[2,5]	8/31
Fidelity Short-Term Bond Fund[2,5]	8/31
Spartan® Intermediate Treasury Bond Index Fund[2,5]	2/28
Spartan Long-Term Treasury Bond Index Fund[2,5]	2/28
Spartan Short-Term Treasury Bond Index Fund[2,5]	2/28
Fidelity Strategic Dividend & Income Fund[2,5]	11/30
Fidelity Strategic Real Return Fund[2,6]	9/30
Fidelity Tax-Free Bond Fund[2,6]	1/31
Fidelity U.S. Bond Index Fund[2,5]	8/31

FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund[4,6]	9/30
VIP Investment Grade Central Fund[4,6]	12/31

FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund[2,5]	4/30
Fidelity Money Market Fund[2,5]	4/30
Fidelity U.S. Treasury Money Market Fund[2,5]	4/30

FIDELITY INCOME FUND:
Fidelity Ginnie Mae Fund[2,5]	7/31
Fidelity Government Income Fund[2,5]	7/31
Fidelity Income Replacement 2016 FundSM[1,6]	7/31
Fidelity Income Replacement 2018 FundSM[1,6]	7/31
Fidelity Income Replacement 2020 FundSM[1,6]	7/31
Fidelity Income Replacement 2022 FundSM[1,6]	7/31
Fidelity Income Replacement 2024 FundSM[1,6]	7/31
Fidelity Income Replacement 2026 FundSM[1,6]	7/31
Fidelity Income Replacement 2028 FundSM[1,6]	7/31
Fidelity Income Replacement 2030 FundSM[1,6]	7/31
Fidelity Income Replacement 2032 FundSM[1,6]	7/31
Fidelity Income Replacement 2034 FundSM[1,6]	7/31
Fidelity Income Replacement 2036 FundSM[1,6]	7/31
Fidelity Income Replacement 2038 FundSM[1,6]	7/31
Fidelity Income Replacement 2040 FundSM[1,6]	7/31
Fidelity Income Replacement 2042 FundSM[1,6]	7/31
Fidelity Intermediate Government Income Fund[2,5]	7/31
Fidelity Total Bond Fund[2,5]	8/31
Fidelity Ultra-Short Bond Fund[2,5]	7/31

FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund[2,6]	1/31
Fidelity Massachusetts Municipal Income Fund[2,6]	1/31
Fidelity Massachusetts Municipal Money Market Fund[2,6]	1/31

FIDELITY MUNICIPAL TRUST:
Fidelity Michigan Municipal Income Fund[2,5]	12/31
Fidelity Minnesota Municipal Income Fund[2,5]	12/31
Fidelity Municipal Income Fund[2,5]	12/31
Fidelity Ohio Municipal Income Fund[2,5]	12/31
Fidelity Pennsylvania Municipal Income Fund[2,5]	12/31
Fidelity Short-Intermediate Municipal Income Fund[2,5]	12/31

FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund[2,5]	12/31
Fidelity Ohio Municipal Money Market Fund[2,5]	12/31
Fidelity Pennsylvania Municipal Money Market Fund[2,5]	12/31

FIDELITY NEWBURY STREET TRUST:
Prime Fund[2,5]	10/31
Tax-Exempt Fund[2,5]	10/31
Treasury Fund[2,5]	10/31

FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund[2,6]	1/31

FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund[2,6]	1/31
Fidelity New York Municipal Money Market Fund[2,6]	1/31

FIDELITY OXFORD STREET TRUST:
Fidelity Four-in-One Index Fund[1,5]	2/28

FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund[4,5]	5/31
Fidelity Municipal Cash Central Fund[4,5]	5/31
Fidelity Securities Lending Cash Central Fund[4,5]	5/31
Fidelity Tax-Free Cash Central Fund[4,6]	5/31

FIDELITY SCHOOL STREET TRUST:
Fidelity Intermediate Municipal Income Fund[2,5]	12/31
Fidelity Strategic Income Fund[2,5]	12/31

FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund[2,5]	8/31
Fidelity Maryland Municipal Income Fund[2,5]	8/31

FIDELITY UNION STREET TRUST II:
Fidelity AMT Tax-Free Money Fund[2,5]	8/31
Fidelity Arizona Municipal Money Market Fund[2,5]	8/31
Fidelity Municipal Money Market Fund[2,5]	8/31

1 Strategic serves as investment adviser.

2 FMR serves as investment adviser.

3 FMRC serves as investment adviser.

4 FIMM serves as investment adviser.

5 PWC serves as registered public accountant.

6 Deloitte Entities serves as registered public accountant.

7 Fidelity Broad Markets Opportunities Fund was renamed Fidelity Series Broad Market Opportunities Fund effective April 1, 2009.

8 SEC effective but has not commenced operations.

APPENDIX B

Trust/Fund/Class	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes
Fidelity Aberdeen Street Trust
Fidelity Advisor Freedom 2005 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2005 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2005 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2005 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2005 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2010 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2010 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2010 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2010 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2010 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2015 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2015 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2015 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2015 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2015 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2020 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2020 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2020 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2020 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2020 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2025 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2025 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2025 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2025 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2025 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2030 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2030 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2030 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2030 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2030 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2035 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2035 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2035 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2035 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2035 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2040 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2040 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2040 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2040 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2040 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2045 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2045 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2045 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2045 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2045 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2050 Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2050 Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2050 Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2050 Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom 2050 Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom Income Fund: Class A	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom Income Fund: Class B	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom Income Fund: Class C	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom Income Fund: Class T	$ 2,000.00	$ 10,000.00
Fidelity Advisor Freedom Income Fund: Institutional Class	$ 2,000.00	$ 10,000.00
Fidelity Freedom 2000 Fund	$ 2,000.00	$ 10,000.00
Fidelity Freedom 2005 Fund	$ 2,000.00	$ 10,000.00
Fidelity Freedom 2010 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom 2015 Fund	$ 2,000.00	$ 10,000.00
Fidelity Freedom 2020 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom 2025 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom 2030 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom 2035 Fund	$ 2,000.00	$ 10,000.00
Fidelity Freedom 2040 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom 2045 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom 2050 Fund	$ 5,000.00	$ 15,000.00
Fidelity Freedom Income Fund	$ 2,000.00	$ 10,000.00
Fidelity Charles Street Trust
Fidelity Advisor Asset Manager 20%: Class A	$ 500.00	$500.00
Fidelity Advisor Asset Manager 20%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 20%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 20%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 20%: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 30%: Class A	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 30%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 30%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 30%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 30%: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 40%: Class A	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 40%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 40%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 40%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 40%: Institutional Class	$ 500.00	$ 500.00
Fidelity Asset Manager 50%	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 50%: Class A	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 50%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 50%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 50%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 50%: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 60%: Class A	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 60%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 60%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 60%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 60%: Institutional Class	$ 500.00	$ 500.00
Fidelity Asset Manager 70%	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 70%: Class A	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 70%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 70%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 70%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 70%: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 85%: Class A	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 85%: Class B	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 85%: Class C	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 85%: Class T	$ 500.00	$ 500.00
Fidelity Advisor Asset Manager 85%: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Global Balanced Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Global Balanced Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Global Balanced Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Global Balanced Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Global Balanced Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Asset Manager 20%	$ 500.00	$ 500.00
Fidelity Asset Manager 30%: Retail Class	$ 500.00	$ 500.00
Fidelity Asset Manager 40%: Retail Class	$ 500.00	$ 500.00
Fidelity Asset Manager 60% - Retail Class	$ 500.00	$ 500.00
Fidelity Asset Manager 85%	$ 500.00	$ 500.00
Fidelity Series Broad Market Opportunities Fund	$ 500.00	$ 500.00
Fidelity Global Balanced Fund	$ 500.00	$ 500.00
Fidelity Fixed-Income Trust
Fidelity Advisor Dynamic Strategies Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Dynamic Strategies Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Dynamic Strategies Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Dynamic Strategies Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Inflation-Protected Bond Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Inflation-Protected Bond Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Inflation-Protected Bond Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Inflation-Protected Bond Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Inflation-Protected Bond Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Investment Grade Bond Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Investment Grade Bond Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Investment Grade Bond Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Investment Grade Bond Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Strategic Dividend & Income Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Strategic Dividend & Income Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Strategic Dividend & Income Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Strategic Dividend & Income Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Strategic Real Return Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Strategic Real Return Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Strategic Real Return Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Strategic Real Return Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Strategic Real Return Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Dynamic Strategies Fund	$ 500.00	$ 500.00
Fidelity Inflation-Protected Bond Fund	$ 500.00	$ 500.00
Fidelity Intermediate Bond Fund	$ 500.00	$ 500.00
Fidelity Investment Grade Bond Fund	$ 500.00	$ 500.00
Fidelity Series Investment Grade Bond Fund	$ 500.00	$ 500.00
Fidelity Short-Term Bond Fund	$ 500.00	$ 500.00
Fidelity Strategic Dividend & Income Fund	$ 500.00	$ 500.00
Fidelity Strategic Real Return Fund	$ 500.00	$ 500.00
Fidelity Tax-Free Bond Fund	$ 500.00	$ 500.00
Fidelity U.S. Bond Index Fund	$ 500.00	$ 500.00
Money Market Portfolio	$ 500.00	$ 500.00
Spartan Intermediate Treasury Bond Index Fund: Fidelity Advantage Class	$ 500.00	$ 500.00
Spartan Intermediate Treasury Bond Index Fund: Investor Class	$ 500.00	$ 500.00
Spartan Long-Term Treasury Bond Index Fund: Fidelity Advantage Class	$ 500.00	$ 500.00
Spartan Long-Term Treasury Bond Index Fund: Investor Class	$ 500.00	$ 500.00
Spartan Short-Term Treasury Bond Index Fund: Fidelity Advantage Class	$ 500.00	$ 500.00
Spartan Short-Term Treasury Bond Index Fund: Investor Class	$ 500.00	$ 500.00
Fidelity Hereford Street Trust
Fidelity Government Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity U.S. Treasury Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Income Fund
Fidelity Advisor Government Income Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Government Income Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Government Income Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Government Income Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Government Income Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2016 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2016 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2016 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2016 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2018 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2018 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2018 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2018 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2020 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2020 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2020 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2020 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2022 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2022 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2022 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2022 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2024 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2024 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2024 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2024 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2026 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2026 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2026 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2026 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2028 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2028 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2028 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2028 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2030 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2030 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2030 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2030 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2032 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2032 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2032 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2032 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2034 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2034 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2034 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2034 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2036 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2036 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2036 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2036 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2038 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2038 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2038 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2038 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2040 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2040 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2040 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2040 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2042 Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2042 Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2042 Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Income Replacement 2042 Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Total Bond Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Total Bond Fund: Class B	$ 500.00	$ 500.00
Fidelity Advisor Total Bond Fund: Class C	$ 500.00	$ 500.00
Fidelity Advisor Total Bond Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Total Bond Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Advisor Ultra-Short Bond Fund: Class A	$ 500.00	$ 500.00
Fidelity Advisor Ultra-Short Bond Fund: Class T	$ 500.00	$ 500.00
Fidelity Advisor Ultra-Short Bond Fund: Institutional Class	$ 500.00	$ 500.00
Fidelity Ginnie Mae Fund	$ 500.00	$ 500.00
Fidelity Government Income Fund	$ 500.00	$ 500.00
Fidelity Income Replacement 2032 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2016 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2018 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2020 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2022 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2024 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2026 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2028 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2030 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2034 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2036 Fund: Retail Class	$ 500.00	$ 500.00
Fidelity Income Replacement 2038 Fund	$ 500.00	$ 500.00
Fidelity Income Replacement 2040 Fund	$ 500.00	$ 500.00
Fidelity Income Replacement 2042 Fund	$ 500.00	$ 500.00
Fidelity Intermediate Government Income Fund	$ 500.00	$ 500.00
Fidelity Total Bond Fund	$ 500.00	$ 500.00
Fidelity Ultra-Short Bond Fund	$ 500.00	$ 500.00
Fidelity Newbury Street Trust
Prime Fund: Capital Reserves Class	$ 5,000.00	$ 15,000.00
Prime Fund: Daily Money Class	$ 5,000.00	$ 15,000.00
Tax-Exempt Fund: Capital Reserves Class	$ 5,000.00	$ 15,000.00
Tax-Exempt Fund: Daily Money Class	$ 5,000.00	$ 15,000.00
Tax-Exempt Fund: Fidelity Tax-Free Money Market Fund	$ 5,000.00	$ 15,000.00
Treasury Fund: Advisor B Class	$ 5,000.00	$ 15,000.00
Treasury Fund: Advisor C Class	$ 5,000.00	$ 15,000.00
Treasury Fund: Capital Reserves Class	$ 5,000.00	$ 15,000.00
Treasury Fund: Daily Money Class	$ 5,000.00	$ 15,000.00
Fidelity Oxford Street Trust
Fidelity Four-in-One Index Fund	$ 500.00	$ 500.00
Fidelity School Street Trust
Fidelity Advisor Intermediate Municipal Income Fund: Class A	$ 5,000.00	$ 15,000.00
Fidelity Advisor Intermediate Municipal Income Fund: Class B	$ 5,000.00	$ 15,000.00
Fidelity Advisor Intermediate Municipal Income Fund: Class C	$ 5,000.00	$ 15,000.00
Fidelity Advisor Intermediate Municipal Income Fund: Class T	$ 5,000.00	$ 15,000.00
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity Intermediate Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Strategic Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Union Street Trust
Fidelity Arizona Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Maryland Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Union Street Trust II
Fidelity AMT Tax-Free Money Fund	$ 5,000.00	$ 15,000.00
Fidelity Arizona Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Advisor Series IV
Fidelity Institutional Short-Intermediate Government Fund	$ 5,000.00	$ 15,000.00
Fidelity California Municipal Trust
Fidelity Advisor California Municipal Income Fund: Class A	$ 5,000.00	$ 15,000.00
Fidelity Advisor California Municipal Income Fund: Class B	$ 5,000.00	$ 15,000.00
Fidelity Advisor California Municipal Income Fund: Class C	$ 5,000.00	$ 15,000.00
Fidelity Advisor California Municipal Income Fund: Class T	$ 5,000.00	$ 15,000.00
Fidelity Advisor California Municipal Income Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity California Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity California Short-Intermediate Tax-Free Bond Fund	$ 5,000.00	$ 15,000.00
Fidelity California Municipal Trust II
Fidelity California AMT Tax-Free Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity California AMT Tax-Free Money Market Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity California AMT Tax-Free Money Market Fund: Service Class	$ 5,000.00	$ 15,000.00
Fidelity California Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Garrison Street Trust
Fidelity Money Market Central Fund	$ 500.00	$ 500.00
VIP Investment Grade Central Fund	$ 500.00	$ 500.00
Fidelity Massachusetts Municipal Trust
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	$ 5,000.00	$ 15,000.00
Fidelity Massachusetts Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Massachusetts Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Municipal Trust
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	$ 5,000.00	$ 15,000.00
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	$ 5,000.00	$ 15,000.00
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	$ 5,000.00	$ 15,000.00
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	$ 5,000.00	$ 15,000.00
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity Michigan Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Minnesota Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Ohio Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Pennsylvania Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Short-Intermediate Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity Municipal Trust II
Fidelity Michigan Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Ohio Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Pennsylvania Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity New York Municipal Trust
Fidelity Advisor New York Municipal Income Fund: Class A	$ 5,000.00	$ 15,000.00
Fidelity Advisor New York Municipal Income Fund: Class B	$ 5,000.00	$ 15,000.00
Fidelity Advisor New York Municipal Income Fund: Class C	$ 5,000.00	$ 15,000.00
Fidelity Advisor New York Municipal Income Fund: Class T	$ 5,000.00	$ 15,000.00
Fidelity Advisor New York Municipal Income Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity New York Municipal Income Fund	$ 5,000.00	$ 15,000.00
Fidelity New York Municipal Trust II
Fidelity New York AMT Tax-Free Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity New York AMT Tax-Free Money Market Fund: Institutional Class	$ 5,000.00	$ 15,000.00
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	$ 5,000.00	$ 15,000.00
Fidelity New York Municipal Money Market Fund	$ 5,000.00	$ 15,000.00
Fidelity Revere Street Trust
Fidelity Cash Central Fund	$ 500.00	$ 500.00
Fidelity Municipal Cash Central Fund	$ 500.00	$ 500.00
Fidelity Securities Lending Cash Central Fund	$ 500.00	$ 500.00
Fidelity Tax-Free Cash Central Fund	$ 500.00	$ 500.00

APPENDIX C

Current expense caps (which are voluntary and can be discontinued at any time unless indicated otherwise) providing for reimbursement of the fund or class, as applicable, to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates, are as follows:

Fund/Class Name	Current Expense Cap (in basis points)
Fidelity Advisor California Municipal Income Fund: Class A	80
Fidelity Advisor California Municipal Income Fund: Class B	145
Fidelity Advisor California Municipal Income Fund: Class C	155
Fidelity Advisor California Municipal Income Fund: Class T	80
Fidelity Advisor California Municipal Income Fund: Institutional Class	55
Fidelity California Municipal Income Fund	55
Fidelity California Short-Intermediate Tax-Free Bond Fund	35
Fidelity California Municipal Money Market Fund	53
Fidelity California AMT Tax-Free Money Market Fund: Institutional Class	20[1]
Fidelity California AMT Tax-Free Money Market Fund: Service Class	45[1]
Fidelity Advisor Asset Manager 50%: Class A	110
Fidelity Advisor Asset Manager 50%: Class B	185
Fidelity Advisor Asset Manager 50%: Class C	185
Fidelity Advisor Asset Manager 50%: Class T	135
Fidelity Advisor Asset Manager 50%: Institutional Class	85
Fidelity Advisor Asset Manager 70%: Class A	125
Fidelity Advisor Asset Manager 70%: Class B	200
Fidelity Advisor Asset Manager 70%: Class C	200
Fidelity Advisor Asset Manager 70%: Class T	150
Fidelity Advisor Asset Manager 70%: Institutional Class	100
Fidelity Advisor Asset Manager 20%: Class A	90
Fidelity Advisor Asset Manager 20%: Class B	165
Fidelity Advisor Asset Manager 20%: Class C	165
Fidelity Advisor Asset Manager 20%: Class T	115
Fidelity Advisor Asset Manager 20%: Institutional Class	65
Fidelity Advisor Global Balanced Fund: Class A	150
Fidelity Advisor Global Balanced Fund: Class B	225
Fidelity Advisor Global Balanced Fund: Class C	225
Fidelity Advisor Global Balanced Fund: Class T	175
Fidelity Advisor Global Balanced Fund: Institutional Class	125
Fidelity Global Balanced Fund	125
Fidelity Advisor Asset Manager 85%: Class A	125
Fidelity Advisor Asset Manager 85%: Class B	200
Fidelity Advisor Asset Manager 85%: Class C	200
Fidelity Advisor Asset Manager 85%: Class T	150
Fidelity Advisor Asset Manager 85%: Institutional Class	100
Fidelity Series Broad Market Opportunities Fund	100
Fidelity Advisor Asset Manager 30%: Class A	90
Fidelity Advisor Asset Manager 30%: Class B	165
Fidelity Advisor Asset Manager 30%: Class C	165
Fidelity Advisor Asset Manager 30%: Class T	115
Fidelity Advisor Asset Manager 30%: Institutional Class	65
Fidelity Asset Manager 30%: Retail Class	65
Fidelity Advisor Asset Manager 40%: Class A	90
Fidelity Advisor Asset Manager 40%: Class B	165
Fidelity Advisor Asset Manager 40%: Class C	165
Fidelity Advisor Asset Manager 40%: Class T	115
Fidelity Advisor Asset Manager 40%: Institutional Class	65
Fidelity Asset Manager 40%: Retail Class	65
Fidelity Advisor Asset Manager 60%: Class A	110
Fidelity Advisor Asset Manager 60%: Class B	185
Fidelity Advisor Asset Manager 60%: Class C	185
Fidelity Advisor Asset Manager 60%: Class T	135
Fidelity Advisor Asset Manager 60%: Institutional Class	85
Fidelity Asset Manager 60%: Retail Class	85
Fidelity Advisor Investment Grade Bond Fund: Class A	93
Fidelity Advisor Investment Grade Bond Fund: Class B	158
Fidelity Advisor Investment Grade Bond Fund: Class C	168
Fidelity Advisor Investment Grade Bond Fund: Class T	93
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	68
Select Money Market Portfolio	125
Fidelity Tax-Free Bond Fund	25
Fidelity U.S. Bond Index Fund	32[1]
Fidelity Advisor Inflation-Protected Bond Fund: Class A	75
Fidelity Advisor Inflation-Protected Bond Fund: Class B	140
Fidelity Advisor Inflation-Protected Bond Fund: Class C	150
Fidelity Advisor Inflation-Protected Bond Fund: Class T	75
Fidelity Advisor Inflation-Protected Bond Fund: Institutional Class	50
Fidelity Advisor Strategic Dividend & Income Fund: Class A	125
Fidelity Advisor Strategic Dividend & Income Fund: Class B	200
Fidelity Advisor Strategic Dividend & Income Fund: Class C	200
Fidelity Advisor Strategic Dividend & Income Fund: Class T	150
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	100
Fidelity Advisor Strategic Real Return Fund: Class A	110
Fidelity Advisor Strategic Real Return Fund: Class B	175
Fidelity Advisor Strategic Real Return Fund: Class C	185
Fidelity Advisor Strategic Real Return Fund: Class T	110
Fidelity Advisor Strategic Real Return Fund: Institutional Class	85
Fidelity Series Investment Grade Bond Fund	45[1]
Fidelity Advisor Government Income Fund: Class A	93
Fidelity Advisor Government Income Fund: Class B	158
Fidelity Advisor Government Income Fund: Class C	168
Fidelity Advisor Government Income Fund: Class T	93
Fidelity Advisor Government Income Fund: Institutional Class	68
Fidelity Advisor Ultra-Short Bond Fund: Class A	70
Fidelity Advisor Ultra-Short Bond Fund: Class T	70
Fidelity Advisor Ultra-Short Bond Fund: Institutional Class	55
Fidelity Advisor Total Bond Fund: Class A	90
Fidelity Advisor Total Bond Fund: Class B	155
Fidelity Advisor Total Bond Fund: Class C	165
Fidelity Advisor Total Bond Fund: Class T	90
Fidelity Advisor Total Bond Fund: Institutional Class	65
Fidelity Massachusetts Municipal Income Fund	55
Fidelity Massachusetts Municipal Money Market Fund	53
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Institutional Class	20[1]
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	45[1]
Fidelity Michigan Municipal Income Fund	55
Fidelity Minnesota Municipal Income Fund	55
Fidelity Ohio Municipal Income Fund	55
Fidelity Pennsylvania Municipal Income Fund	55
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	78
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	143
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	153
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	78
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	53
Fidelity Ohio Municipal Money Market Fund	55
Fidelity Michigan Municipal Money Market Fund	55
Fidelity Advisor New York Municipal Income Fund: Class A	80
Fidelity Advisor New York Municipal Income Fund: Class B	145
Fidelity Advisor New York Municipal Income Fund: Class C	155
Fidelity Advisor New York Municipal Income Fund: Class T	80
Fidelity Advisor New York Municipal Income Fund: Institutional Class	55
Fidelity New York Municipal Income Fund	55
Fidelity New York Municipal Money Market Fund	54
Fidelity New York AMT Tax-Free Money Market Fund: Institutional Class	20[1]
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	45[1]
Prime Fund: Capital Reserves Class	95
Prime Fund: Daily Money Class	70
Tax-Exempt Fund: Capital Reserves Class	95
Tax-Exempt Fund: Daily Money Class	70
Tax-Exempt Fund: Fidelity Tax-Free Money Market Fund	45
Fidelity Four-in-One Index Fund	8
Fidelity Advisor Intermediate Municipal Income Fund: Class A	80
Fidelity Advisor Intermediate Municipal Income Fund: Class B	145
Fidelity Advisor Intermediate Municipal Income Fund: Class C	155
Fidelity Advisor Intermediate Municipal Income Fund: Class T	80
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	55

1 Expense limitation arrangement requiring Board approval to change.

APPENDIX D

Trust/Fund/Class	Number of Shares as of 3/31/09
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund: Class A	10,939,653
Fidelity Advisor Freedom 2005 Fund: Class T	1,783,137
Fidelity Advisor Freedom 2005 Fund: Class B	332,780
Fidelity Advisor Freedom 2005 Fund: Class C	838,369
Fidelity Advisor Freedom 2005 Fund: Institutional Class	1,133,464
Fidelity Advisor Freedom 2010 Fund: Class A	41,554,359
Fidelity Advisor Freedom 2010 Fund: Class T	20,087,224
Fidelity Advisor Freedom 2010 Fund: Class B	2,444,204
Fidelity Advisor Freedom 2010 Fund: Class C	4,615,020
Fidelity Advisor Freedom 2010 Fund: Institutional Class	5,110,801
Fidelity Advisor Freedom 2015 Fund: Class A	59,372,227
Fidelity Advisor Freedom 2015 Fund: Class T	20,202,898
Fidelity Advisor Freedom 2015 Fund: Class B	3,463,615
Fidelity Advisor Freedom 2015 Fund: Class C	5,871,749
Fidelity Advisor Freedom 2015 Fund: Institutional Class	9,643,493
Fidelity Advisor Freedom 2020 Fund: Class A	85,154,099
Fidelity Advisor Freedom 2020 Fund: Class T	43,219,261
Fidelity Advisor Freedom 2020 Fund: Class B	6,663,369
Fidelity Advisor Freedom 2020 Fund: Class C	7,915,737
Fidelity Advisor Freedom 2020 Fund: Institutional Class	13,175,669
Fidelity Advisor Freedom 2025 Fund: Class A	68,410,049
Fidelity Advisor Freedom 2025 Fund: Class T	18,522,377
Fidelity Advisor Freedom 2025 Fund: Class B	3,641,867
Fidelity Advisor Freedom 2025 Fund: Class C	4,262,572
Fidelity Advisor Freedom 2025 Fund: Institutional Class	9,167,431
Fidelity Advisor Freedom 2030 Fund: Class A	68,601,788
Fidelity Advisor Freedom 2030 Fund: Class T	30,824,966
Fidelity Advisor Freedom 2030 Fund: Class B	4,671,202
Fidelity Advisor Freedom 2030 Fund: Class C	5,278,494
Fidelity Advisor Freedom 2030 Fund: Institutional Class	10,633,506
Fidelity Advisor Freedom 2035 Fund: Class A	43,859,992
Fidelity Advisor Freedom 2035 Fund: Class T	11,351,466
Fidelity Advisor Freedom 2035 Fund: Class B	2,517,998
Fidelity Advisor Freedom 2035 Fund: Class C	2,504,866
Fidelity Advisor Freedom 2035 Fund: Institutional Class	5,992,074
Fidelity Advisor Freedom 2040 Fund: Class A	45,042,259
Fidelity Advisor Freedom 2040 Fund: Class T	24,026,593
Fidelity Advisor Freedom 2040 Fund: Class B	3,919,667
Fidelity Advisor Freedom 2040 Fund: Class C	4,527,527
Fidelity Advisor Freedom 2040 Fund: Institutional Class	7,453,658
Fidelity Advisor Freedom 2045 Fund: Class A	14,172,330
Fidelity Advisor Freedom 2045 Fund: Class T	3,085,330
Fidelity Advisor Freedom 2045 Fund: Class B	383,015
Fidelity Advisor Freedom 2045 Fund: Class C	516,865
Fidelity Advisor Freedom 2045 Fund: Institutional Class	2,049,870
Fidelity Advisor Freedom 2050 Fund: Class A	10,335,722
Fidelity Advisor Freedom 2050 Fund: Class T	3,733,178
Fidelity Advisor Freedom 2050 Fund: Class B	546,106
Fidelity Advisor Freedom 2050 Fund: Class C	953,511
Fidelity Advisor Freedom 2050 Fund: Institutional Class	2,631,664
Fidelity Advisor Freedom Income Fund: Class A	10,731,366
Fidelity Advisor Freedom Income Fund: Class T	4,886,990
Fidelity Advisor Freedom Income Fund: Class B	489,308
Fidelity Advisor Freedom Income Fund: Class C	1,300,815
Fidelity Advisor Freedom Income Fund: Institutional Class	961,683
Fidelity Freedom 2000 Fund	146,693,353
Fidelity Freedom 2005 Fund	96,309,839
Fidelity Freedom 2010 Fund	926,314,444
Fidelity Freedom 2015 Fund	750,022,003
Fidelity Freedom 2020 Fund	1,521,093,045
Fidelity Freedom 2025 Fund	755,334,408
Fidelity Freedom 2030 Fund	1,080,027,737
Fidelity Freedom 2035 Fund	485,504,417
Fidelity Freedom 2040 Fund	1,045,335,238
Fidelity Freedom 2045 Fund	157,229,581
Fidelity Freedom 2050 Fund	130,599,525
Fidelity Freedom Income Fund	233,098,544
Fidelity Freedom K 2000 Fund	0
Fidelity Freedom K 2005 Fund	0
Fidelity Freedom K 2010 Fund	0
Fidelity Freedom K 2015 Fund	0
Fidelity Freedom K 2020 Fund	0
Fidelity Freedom K 2025 Fund	0
Fidelity Freedom K 2030 Fund	0
Fidelity Freedom K 2035 Fund	0
Fidelity Freedom K 2040 Fund	0
Fidelity Freedom K 2045 Fund	0
Fidelity Freedom K 2050 Fund	0
Fidelity Freedom K Income Fund	0
Fidelity Institutional Short-Intermediate Government Fund	64,116,683
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity California Municipal Income Fund*	125,215,011
Fidelity Advisor California Municipal Income Fund: Class A	2,975,043
Fidelity Advisor California Municipal Income Fund: Class T	619,865
Fidelity Advisor California Municipal Income Fund: Class B	358,520
Fidelity Advisor California Municipal Income Fund: Class C	1,133,128
Fidelity Advisor California Municipal Income Fund: Institutional Class	1,640,073
Fidelity California Short-Intermediate Tax-Free Bond Fund	35,913,518
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund*	1,260,913,648
Fidelity California AMT Tax-Free Money Market Fund: Institutional Class	1,994,081,118
Fidelity California AMT Tax-Free Money Market Fund: Service Class	6,601,507
Fidelity California Municipal Money Market Fund	5,780,095,535
FIDELITY CHARLES STREET TRUST:
Fidelity Asset Manager 20%*	173,317,300
Fidelity Advisor Asset Manager 20%: Class A	1,086,637
Fidelity Advisor Asset Manager 20%: Class T	630,825
Fidelity Advisor Asset Manager 20%: Class B	199,029
Fidelity Advisor Asset Manager 20%: Class C	509,981
Fidelity Advisor Asset Manager 20%: Institutional Class	231,922
Fidelity Asset Manager 30%*	4,122,608
Fidelity Advisor Asset Manager 30%: Class A	202,386
Fidelity Advisor Asset Manager 30%: Class T	135,615
Fidelity Advisor Asset Manager 30%: Class B	57,987
Fidelity Advisor Asset Manager 30%: Class C	183,557
Fidelity Advisor Asset Manager 30%: Institutional Class	54,570
Fidelity Asset Manager 40%*	2,066,397
Fidelity Advisor Asset Manager 40%: Class A	701,285
Fidelity Advisor Asset Manager 40%: Class T	237,292
Fidelity Advisor Asset Manager 40%: Class B	137,232
Fidelity Advisor Asset Manager 40%: Class C	152,460
Fidelity Advisor Asset Manager 40%: Institutional Class	125,251
Fidelity Asset Manager 50%*	447,078,453
Fidelity Advisor Asset Manager 50%: Class A	997,485
Fidelity Advisor Asset Manager 50%: Class T	470,209
Fidelity Advisor Asset Manager 50%: Class B	186,020
Fidelity Advisor Asset Manager 50%: Class C	388,456
Fidelity Advisor Asset Manager 50%: Institutional Class	151,813
Fidelity Asset Manager 60%*	2,783,259
Fidelity Advisor Asset Manager 60%: Class A	559,779
Fidelity Advisor Asset Manager 60%: Class T	294,704
Fidelity Advisor Asset Manager 60%: Class B	150,330
Fidelity Advisor Asset Manager 60%: Class C	192,374
Fidelity Advisor Asset Manager 60%: Institutional Class	77,357
Fidelity Asset Manager 70%*	159,141,857
Fidelity Advisor Asset Manager 70%: Class A	6,453,227
Fidelity Advisor Asset Manager 70%: Class T	3,380,068
Fidelity Advisor Asset Manager 70%: Class B	1,427,504
Fidelity Advisor Asset Manager 70%: Class C	2,472,242
Fidelity Advisor Asset Manager 70%: Institutional Class	1,924,049
Fidelity Asset Manager 85%*	39,381,061
Fidelity Advisor Asset Manager 85%: Class A	1,631,101
Fidelity Advisor Asset Manager 85%: Class T	411,606
Fidelity Advisor Asset Manager 85%: Class B	242,158
Fidelity Advisor Asset Manager 85%: Class C	494,670
Fidelity Advisor Asset Manager 85%: Institutional Class	117,645
Fidelity Global Balanced Fund*	21,724,391
Fidelity Advisor Global Balanced Fund: Class A	9,209
Fidelity Advisor Global Balanced Fund: Class T	8,733
Fidelity Advisor Global Balanced Fund: Class B	7,002
Fidelity Advisor Global Balanced Fund: Class C	7,278
Fidelity Advisor Global Balanced Fund: Institutional Class	6,632
Fidelity Series Broad Market Opportunities Fund	478,842
FIDELITY FIXED-INCOME TRUST:
Fidelity Dynamic Strategies Fund*	10,781,012
Fidelity Advisor Dynamic Strategies Fund: Class A	1,095,802
Fidelity Advisor Dynamic Strategies Fund: Class T	1,546,774
Fidelity Advisor Dynamic Strategies Fund: Class B	244,800
Fidelity Advisor Dynamic Strategies Fund: Class C	1,057,315
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	386,975
Fidelity Inflation-Protected Bond Fund*	159,508,900
Fidelity Advisor Inflation-Protected Bond Fund: Class A	14,337,484
Fidelity Advisor Inflation-Protected Bond Fund: Class T	5,763,164
Fidelity Advisor Inflation-Protected Bond Fund: Class B	3,986,860
Fidelity Advisor Inflation-Protected Bond Fund: Class C	9,102,522
Fidelity Advisor Inflation-Protected Bond Fund: Institutional Class	15,416,476
Fidelity Investment Grade Bond Fund*	795,413,621
Fidelity Advisor Investment Grade Bond Fund: Class A	19,374,955
Fidelity Advisor Investment Grade Bond Fund: Class T	7,048,290
Fidelity Advisor Investment Grade Bond Fund: Class B	1,609,564
Fidelity Advisor Investment Grade Bond Fund: Class C	3,258,404
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	3,626,225
Fidelity Strategic Dividend & Income Fund*	50,420,394
Fidelity Advisor Strategic Dividend & Income Fund: Class A	8,758,736
Fidelity Advisor Strategic Dividend & Income Fund: Class T	7,336,734
Fidelity Advisor Strategic Dividend & Income Fund: Class B	2,003,577
Fidelity Advisor Strategic Dividend & Income Fund: Class C	5,038,167
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	2,163,063
Fidelity Strategic Real Return Fund*	527,036,972
Fidelity Advisor Strategic Real Return Fund: Class A	11,837,124
Fidelity Advisor Strategic Real Return Fund: Class T	2,489,006
Fidelity Advisor Strategic Real Return Fund: Class B	690,789
Fidelity Advisor Strategic Real Return Fund: Class C	4,391,359
Fidelity Advisor Strategic Real Return Fund: Institutional Class	61,256,043
Fidelity Intermediate Bond Fund	394,950,902
Fidelity Series Investment Grade Bond Fund*	791,351,278
Fidelity Series Investment Grade Bond Fund: Class F1	0
Fidelity Short-Term Bond Fund*	687,056,046
Fidelity Short-Term Bond Fund: Class F1	0
Fidelity Strategic Real Return Fund: Class F1	0
Fidelity Tax-Free Bond Fund	129,790,895
Fidelity U.S. Bond Index Fund	860,511,629
Select Money Market Portfolio	8,119,614,603
Spartan Intermediate Treasury Bond Index Fund: Fidelity Advantage Class	43,211,712
Spartan Intermediate Treasury Bond Index Fund: Investor Class	99,148,979
Spartan Long-Term Treasury Bond Index Fund: Fidelity Advantage Class	4,373,553
Spartan Long-Term Treasury Bond Index Fund: Investor Class	16,692,719
Spartan Short-Term Treasury Bond Index Fund: Fidelity Advantage Class	32,773,520
Spartan Short-Term Treasury Bond Index Fund: Investor Class	21,074,322
FIDELITY GARRISON STREET TRUST:
Fidelity Money Market Central Fund	432,013,075
VIP Investment Grade Central Fund	32,441,538
FIDELITY HEREFORD STREET TRUST:
Fidelity Government Money Market Fund	1,191,882,222
Fidelity Money Market Fund	9,017,907,120
Fidelity U.S. Treasury Money Market Fund	9,038,200,501
FIDELITY INCOME FUND:
Fidelity Ginnie Mae Fund	493,129,132
Fidelity Government Income Fund*	490,670,926
Fidelity Advisor Government Income Fund: Class A	43,129,141
Fidelity Advisor Government Income Fund: Class T	32,389,170
Fidelity Advisor Government Income Fund: Class B	5,442,148
Fidelity Advisor Government Income Fund: Class C	14,057,180
Fidelity Advisor Government Income Fund: Institutional Class	32,691,729
Fidelity Income Replacement 2016 Fund*	94,613
Fidelity Advisor Income Replacement 2016 Fund: Class A	65,254
Fidelity Advisor Income Replacement 2016 Fund: Class T	11,931
Fidelity Advisor Income Replacement 2016 Fund: Class C	25,370
Fidelity Advisor Income Replacement 2016 Fund: Institutional Class	3,037
Fidelity Income Replacement 2018 Fund*	82,199
Fidelity Advisor Income Replacement 2018 Fund: Class A	19,937
Fidelity Advisor Income Replacement 2018 Fund: Class T	2,574
Fidelity Advisor Income Replacement 2018 Fund: Class C	6,048
Fidelity Advisor Income Replacement 2018 Fund: Institutional Class	7,656
Fidelity Income Replacement 2020 Fund*	38,111
Fidelity Advisor Income Replacement 2020 Fund: Class A	12,076
Fidelity Advisor Income Replacement 2020 Fund: Class T	4,900
Fidelity Advisor Income Replacement 2020 Fund: Class C	4,716
Fidelity Advisor Income Replacement 2020 Fund: Institutional Class	2,719
Fidelity Income Replacement 2022 Fund*	58,017
Fidelity Advisor Income Replacement 2022 Fund: Class A	3,629
Fidelity Advisor Income Replacement 2022 Fund: Class T	3,233
Fidelity Advisor Income Replacement 2022 Fund: Class C	2,000
Fidelity Advisor Income Replacement 2022 Fund: Institutional Class	4,601
Fidelity Income Replacement 2024 Fund*	16,635
Fidelity Advisor Income Replacement 2024 Fund: Class A	7,220
Fidelity Advisor Income Replacement 2024 Fund: Class T	2,014
Fidelity Advisor Income Replacement 2024 Fund: Class C	4,228
Fidelity Advisor Income Replacement 2024 Fund: Institutional Class	1,647
Fidelity Income Replacement 2026 Fund*	10,178
Fidelity Advisor Income Replacement 2026 Fund: Class A	2,028
Fidelity Advisor Income Replacement 2026 Fund: Class T	1,637
Fidelity Advisor Income Replacement 2026 Fund: Class C	4,553
Fidelity Advisor Income Replacement 2026 Fund: Institutional Class	1,651
Fidelity Income Replacement 2028 Fund*	141,196
Fidelity Advisor Income Replacement 2028 Fund: Class A	6,885
Fidelity Advisor Income Replacement 2028 Fund: Class T	7,658
Fidelity Advisor Income Replacement 2028 Fund: Class C	2,524
Fidelity Advisor Income Replacement 2028 Fund: Institutional Class	1,634
Fidelity Income Replacement 2030 Fund*	7,173
Fidelity Advisor Income Replacement 2030 Fund: Class A	1,637
Fidelity Advisor Income Replacement 2030 Fund: Class T	2,137
Fidelity Advisor Income Replacement 2030 Fund: Class C	4,894
Fidelity Advisor Income Replacement 2030 Fund: Institutional Class	1,644
Fidelity Income Replacement 2032 Fund*	10,115
Fidelity Advisor Income Replacement 2032 Fund: Class A	5,113
Fidelity Advisor Income Replacement 2032 Fund: Class T	1,639
Fidelity Advisor Income Replacement 2032 Fund: Class C	1,375
Fidelity Advisor Income Replacement 2032 Fund: Institutional Class	1,652
Fidelity Income Replacement 2034 Fund*	44,355
Fidelity Advisor Income Replacement 2034 Fund: Class A	2,317
Fidelity Advisor Income Replacement 2034 Fund: Class T	1,620
Fidelity Advisor Income Replacement 2034 Fund: Class C	2,243
Fidelity Advisor Income Replacement 2034 Fund: Institutional Class	3,241
Fidelity Income Replacement 2036 Fund*	17,125
Fidelity Advisor Income Replacement 2036 Fund: Class A	1,639
Fidelity Advisor Income Replacement 2036 Fund: Class T	6,714
Fidelity Advisor Income Replacement 2036 Fund: Class C	1,479
Fidelity Advisor Income Replacement 2036 Fund: Institutional Class	2,052
Fidelity Income Replacement 2038 Fund*	29,993
Fidelity Advisor Income Replacement 2038 Fund: Class A	3,592
Fidelity Advisor Income Replacement 2038 Fund: Class T	1,772
Fidelity Advisor Income Replacement 2038 Fund: Class C	1,760
Fidelity Advisor Income Replacement 2038 Fund: Institutional Class	1,783
Fidelity Income Replacement 2040 Fund*	11,583
Fidelity Advisor Income Replacement 2040 Fund: Class A	1,779
Fidelity Advisor Income Replacement 2040 Fund: Class T	3,175
Fidelity Advisor Income Replacement 2040 Fund: Class C	1,762
Fidelity Advisor Income Replacement 2040 Fund: Institutional Class	1,784
Fidelity Income Replacement 2042 Fund*	36,937
Fidelity Advisor Income Replacement 2042 Fund: Class A	2,748
Fidelity Advisor Income Replacement 2042 Fund: Class T	1,772
Fidelity Advisor Income Replacement 2042 Fund: Class C	1,761
Fidelity Advisor Income Replacement 2042 Fund: Institutional Class	1,784
Fidelity Intermediate Government Income Fund	151,415,844
Fidelity Total Bond Fund*	902,546,165
Fidelity Total Bond Fund: Class F1	0
Fidelity Advisor Total Bond Fund: Class A	8,589,889
Fidelity Advisor Total Bond Fund: Class T	4,302,371
Fidelity Advisor Total Bond Fund: Class B	850,937
Fidelity Advisor Total Bond Fund: Class C	4,170,097
Fidelity Advisor Total Bond Fund: Institutional Class	83,178,314
Fidelity Ultra-Short Bond Fund*	27,080,193
Fidelity Advisor Ultra-Short Bond Fund: Class A	1,073,749
Fidelity Advisor Ultra-Short Bond Fund: Class T	432,605
Fidelity Advisor Ultra-Short Bond Fund: Institutional Class	60,340
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund*	594,612,535
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Institutional Class	1,908,462,910
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	8,164,808
Fidelity Massachusetts Municipal Income Fund	176,458,850
Fidelity Massachusetts Municipal Money Market Fund	5,108,849,626
FIDELITY MUNICIPAL TRUST:
Fidelity Michigan Municipal Income Fund	50,836,653
Fidelity Minnesota Municipal Income Fund	36,145,599
Fidelity Municipal Income Fund	402,684,850
Fidelity Ohio Municipal Income Fund	40,348,222
Fidelity Pennsylvania Municipal Income Fund	33,611,138
Fidelity Short-Intermediate Municipal Income Fund*	201,188,845
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	8,136,555
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	1,872,933
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	254,259
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	2,503,570
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	4,008,754
FIDELITY MUNICIPAL TRUST II:
Fidelity Michigan Municipal Money Market Fund	985,491,119
Fidelity Ohio Municipal Money Market Fund	1,161,707,326
Fidelity Pennsylvania Municipal Money Market Fund	796,973,247
FIDELITY NEWBURY STREET TRUST:
Prime Fund: Capital Reserves Class	14,500,571,201
Prime Fund: Daily Money Class	11,171,874,558
Tax-Exempt Fund: Capital Reserves Class	592,305,628
Tax-Exempt Fund: Daily Money Class	724,645,637
Tax-Exempt Fund: Fidelity Tax-Free Money Market Fund	6,738,177,377
Treasury Fund: Advisor B Class	100,617,468
Treasury Fund: Advisor C Class	225,795,884
Treasury Fund: Capital Reserves Class	2,291,235,732
Treasury Fund: Daily Money Class	3,675,881,375
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity New York Municipal Income Fund*	119,148,818
Fidelity Advisor New York Municipal Income Fund: Class A	1,810,313
Fidelity Advisor New York Municipal Income Fund: Class T	666,048
Fidelity Advisor New York Municipal Income Fund: Class B	545,857
Fidelity Advisor New York Municipal Income Fund: Class C	1,742,650
Fidelity Advisor New York Municipal Income Fund: Institutional Class	389,694
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund*	1,055,387,076
Fidelity New York AMT Tax-Free Money Market Fund: Institutional Class	1,722,805,789
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	12,387,192
Fidelity New York Municipal Money Market Fund	5,897,589,685
FIDELITY OXFORD STREET TRUST:
Fidelity Four-in-One Index Fund	74,728,599
FIDELITY REVERE STREET TRUST:
Fidelity Cash Central Fund	23,814,189,613
Fidelity Municipal Cash Central Fund	2,377,371,925
Fidelity Securities Lending Cash Central Fund	9,064,830,443
Fidelity Tax-Free Cash Central Fund	773,375,639
FIDELITY SCHOOL STREET TRUST:
Fidelity Intermediate Municipal Income Fund*	290,633,456
Fidelity Advisor Intermediate Municipal Income Fund: Class A	6,197,223
Fidelity Advisor Intermediate Municipal Income Fund: Class T	1,055,115
Fidelity Advisor Intermediate Municipal Income Fund: Class B	224,823
Fidelity Advisor Intermediate Municipal Income Fund: Class C	2,215,330
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	29,731,023
Fidelity Strategic Income Fund	485,000,626
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	11,977,808
Fidelity Maryland Municipal Income Fund	13,890,806
FIDELITY UNION STREET TRUST II:
Fidelity AMT Tax-Free Money Fund	2,768,679,501
Fidelity Arizona Municipal Money Market Fund	411,642,083
Fidelity Municipal Money Market Fund	26,049,353,596

* The information shown above is for a class of shares of the fund.

1 SEC effective but has not commenced operations.

APPENDIX E

As of March 31, 2009, 100% of VIP Investment Grade Central Fund and Fidelity Money Market Central Fund of Fidelity Garrison Street Trust; Fidelity Cash Central Fund, Fidelity Municipal Cash Central Fund, Fidelity Securities Lending Cash Central Fund, and Fidelity Tax-Free Cash Central Fund of Fidelity Revere Street Trust; Fidelity Series Investment Grade Bond Fund of Fidelity Fixed-Income Trust; and Fidelity Series Broad Market Opportunities Fund of Fidelity Charles Street Trust total outstanding shares were held by mutual funds managed by FMR or an FMR affiliate.

Record and/or beneficial ownership as of 3/31/09:
Trust/Fund/Class	Owner Name	City	State	Ownership %
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund: Class A	UBS AG	Weehawken	NJ	8.31%
Fidelity Advisor Freedom 2005 Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	6.70%
Fidelity Advisor Freedom 2005 Fund: Class A	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.27%
Fidelity Advisor Freedom 2005 Fund: Class T	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	9.26%
Fidelity Advisor Freedom 2005 Fund: Class T	Citigroup, Inc.	New York	NY	6.94%
Fidelity Advisor Freedom 2005 Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.17%
Fidelity Advisor Freedom 2005 Fund: Class T	Merrill Lynch	Jacksonville	FL	5.09%
Fidelity Advisor Freedom 2005 Fund: Class B	Andrew Garrett, Inc.	Springfield	MO	12.64%
Fidelity Advisor Freedom 2005 Fund: Class B	Nationwide Financial	Dublin	OH	5.93%
Fidelity Advisor Freedom 2005 Fund: Class B	ING	El Segundo	CA	5.05%
Fidelity Advisor Freedom 2005 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	8.23%
Fidelity Advisor Freedom 2005 Fund: Class C	Citigroup, Inc.	New York	NY	7.95%
Fidelity Advisor Freedom 2005 Fund: Class C	Wells Fargo Bank	San Francisco	CA	6.54%
Fidelity Advisor Freedom 2005 Fund: Institutional Class	BancTrust Company Inc.	Brewton	AL	16.89%
Fidelity Advisor Freedom 2005 Fund: Institutional Class	Citigroup, Inc.	New York	NY	14.34%
Fidelity Advisor Freedom 2005 Fund: Institutional Class	Pension Planners Securities, Inc.	Sacramento	CA	7.52%
Fidelity Advisor Freedom 2005 Fund: Institutional Class	Old National Bancorp	Evansville	IN	6.13%
Fidelity Advisor Freedom 2005 Fund: Institutional Class	Regions Financial Corporation	Memphis	TN	5.98%
Fidelity Advisor Freedom 2010 Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	12.40%
Fidelity Advisor Freedom 2010 Fund: Class A	Nationwide Financial	Columbus	OH	7.22%
Fidelity Advisor Freedom 2010 Fund: Class A	UBS AG	Weehawken	NJ	6.05%
Fidelity Advisor Freedom 2010 Fund: Class T	Reliance Trust Co.	Atlanta	GA	18.84%
Fidelity Advisor Freedom 2010 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	7.05%
Fidelity Advisor Freedom 2010 Fund: Class T	Citigroup, Inc.	New York	NY	5.82%
Fidelity Advisor Freedom 2010 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	9.84%
Fidelity Advisor Freedom 2010 Fund: Class B	BankAmerica Corp.	Charlotte	NC	8.71%
Fidelity Advisor Freedom 2010 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	7.29%
Fidelity Advisor Freedom 2010 Fund: Class B	Stern Agee Leech	Birmingham	AL	5.45%
Fidelity Advisor Freedom 2010 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.96%
Fidelity Advisor Freedom 2010 Fund: Class C	Merrill Lynch	Jacksonville	FL	6.66%
Fidelity Advisor Freedom 2010 Fund: Institutional Class	Citigroup, Inc.	New York	NY	15.41%
Fidelity Advisor Freedom 2010 Fund: Institutional Class	Regions Financial Corporation	Memphis	TN	7.87%
Fidelity Advisor Freedom 2010 Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	7.30%
Fidelity Advisor Freedom 2010 Fund: Institutional Class	Southwest Bancorp	Houston	TX	5.03%
Fidelity Advisor Freedom 2010 Fund: Institutional Class	Raymond James & Associates, Inc.	Port Charlotte	FL	5.00%
Fidelity Advisor Freedom 2015 Fund: Class A	Nationwide Financial	Columbus	OH	9.05%
Fidelity Advisor Freedom 2015 Fund: Class A	UBS AG	Weehawken	NJ	5.97%
Fidelity Advisor Freedom 2015 Fund: Class A	Citigroup, Inc.	New York	NY	5.36%
Fidelity Advisor Freedom 2015 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	10.59%
Fidelity Advisor Freedom 2015 Fund: Class T	Citigroup, Inc.	New York	NY	10.16%
Fidelity Advisor Freedom 2015 Fund: Class T	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.85%
Fidelity Advisor Freedom 2015 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	12.58%
Fidelity Advisor Freedom 2015 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.88%
Fidelity Advisor Freedom 2015 Fund: Class B	BankAmerica Corp.	Charlotte	NC	7.67%
Fidelity Advisor Freedom 2015 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.71%
Fidelity Advisor Freedom 2015 Fund: Class C	Citigroup, Inc.	New York	NY	7.43%
Fidelity Advisor Freedom 2015 Fund: Class C	Merrill Lynch	Jacksonville	FL	6.01%
Fidelity Advisor Freedom 2015 Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	5.60%
Fidelity Advisor Freedom 2015 Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.30%
Fidelity Advisor Freedom 2015 Fund: Institutional Class	Citigroup, Inc.	New York	NY	15.83%
Fidelity Advisor Freedom 2015 Fund: Institutional Class	American Securities Group Inc.	Boca Raton	FL	11.64%
Fidelity Advisor Freedom 2015 Fund: Institutional Class	Fidelity Investments Institutional Services Co.	Boston	MA	6.82%
Fidelity Advisor Freedom 2015 Fund: Institutional Class	Old National Bancorp	Evansville	IN	5.80%
Fidelity Advisor Freedom 2020 Fund: Class A	Nationwide Financial	Columbus	OH	8.25%
Fidelity Advisor Freedom 2020 Fund: Class A	UBS AG	Weehawken	NJ	5.43%
Fidelity Advisor Freedom 2020 Fund: Class T	Reliance Trust Co.	Atlanta	GA	16.22%
Fidelity Advisor Freedom 2020 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	7.60%
Fidelity Advisor Freedom 2020 Fund: Class T	Citigroup, Inc.	New York	NY	5.62%
Fidelity Advisor Freedom 2020 Fund: Class B	BankAmerica Corp.	Charlotte	NC	12.22%
Fidelity Advisor Freedom 2020 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	8.67%
Fidelity Advisor Freedom 2020 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.09%
Fidelity Advisor Freedom 2020 Fund: Class B	Citigroup, Inc.	New York	NY	5.46%
Fidelity Advisor Freedom 2020 Fund: Class C	Merrill Lynch	Jacksonville	FL	7.15%
Fidelity Advisor Freedom 2020 Fund: Class C	Citigroup, Inc.	New York	NY	6.57%
Fidelity Advisor Freedom 2020 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.31%
Fidelity Advisor Freedom 2020 Fund: Institutional Class	Citigroup, Inc.	New York	NY	13.29%
Fidelity Advisor Freedom 2020 Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	9.21%
Fidelity Advisor Freedom 2020 Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	5.13%
Fidelity Advisor Freedom 2025 Fund: Class A	UBS AG	Weehawken	NJ	9.59%
Fidelity Advisor Freedom 2025 Fund: Class A	Nationwide Financial	Columbus	OH	7.57%
Fidelity Advisor Freedom 2025 Fund: Class A	Citigroup, Inc.	New York	NY	5.74%
Fidelity Advisor Freedom 2025 Fund: Class A	NRP Financial, Inc	Bryan	OH	5.59%
Fidelity Advisor Freedom 2025 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	11.74%
Fidelity Advisor Freedom 2025 Fund: Class T	Citigroup, Inc.	New York	NY	9.57%
Fidelity Advisor Freedom 2025 Fund: Class T	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.35%
Fidelity Advisor Freedom 2025 Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.15%
Fidelity Advisor Freedom 2025 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	13.98%
Fidelity Advisor Freedom 2025 Fund: Class B	BankAmerica Corp.	Charlotte	NC	7.40%
Fidelity Advisor Freedom 2025 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.18%
Fidelity Advisor Freedom 2025 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.16%
Fidelity Advisor Freedom 2025 Fund: Class C	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	6.52%
Fidelity Advisor Freedom 2025 Fund: Class C	Citigroup, Inc.	New York	NY	5.87%
Fidelity Advisor Freedom 2025 Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.45%
Fidelity Advisor Freedom 2025 Fund: Institutional Class	Citigroup, Inc.	New York	NY	20.55%
Fidelity Advisor Freedom 2025 Fund: Institutional Class	Regions Financial Corporation	Memphis	TN	10.19%
Fidelity Advisor Freedom 2030 Fund: Class A	Nationwide Financial	Columbus	OH	8.20%
Fidelity Advisor Freedom 2030 Fund: Class A	NRP Financial, Inc	Bryan	OH	5.92%
Fidelity Advisor Freedom 2030 Fund: Class A	UBS AG	Weehawken	NJ	5.31%
Fidelity Advisor Freedom 2030 Fund: Class T	Reliance Trust Co.	Atlanta	GA	16.70%
Fidelity Advisor Freedom 2030 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	8.09%
Fidelity Advisor Freedom 2030 Fund: Class T	Citigroup, Inc.	New York	NY	6.14%
Fidelity Advisor Freedom 2030 Fund: Class T	ING	Somerset	NJ	5.93%
Fidelity Advisor Freedom 2030 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	12.12%
Fidelity Advisor Freedom 2030 Fund: Class B	BankAmerica Corp.	Charlotte	NC	9.92%
Fidelity Advisor Freedom 2030 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	7.53%
Fidelity Advisor Freedom 2030 Fund: Class C	Citigroup, Inc.	New York	NY	6.71%
Fidelity Advisor Freedom 2030 Fund: Class C	Merrill Lynch	Jacksonville	FL	5.83%
Fidelity Advisor Freedom 2030 Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.49%
Fidelity Advisor Freedom 2030 Fund: Class C	LPL Financial	San Diego	CA	5.22%
Fidelity Advisor Freedom 2030 Fund: Class C	RBC Dain Rauscher Corp.	Minneapolis	MN	5.12%
Fidelity Advisor Freedom 2030 Fund: Institutional Class	Citigroup, Inc.	New York	NY	14.19%
Fidelity Advisor Freedom 2030 Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	10.09%
Fidelity Advisor Freedom 2030 Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	8.06%
Fidelity Advisor Freedom 2030 Fund: Institutional Class	Southwest Bancorp	Houston	TX	6.06%
Fidelity Advisor Freedom 2030 Fund: Institutional Class	RBC Dain Rauscher Corp.	Minneapolis	MN	5.22%
Fidelity Advisor Freedom 2035 Fund: Class A	Nationwide Financial	Columbus	OH	7.37%
Fidelity Advisor Freedom 2035 Fund: Class A	NRP Financial, Inc	Bryan	OH	7.12%
Fidelity Advisor Freedom 2035 Fund: Class A	UBS AG	Weehawken	NJ	6.38%
Fidelity Advisor Freedom 2035 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	11.89%
Fidelity Advisor Freedom 2035 Fund: Class T	Citigroup, Inc.	New York	NY	9.91%
Fidelity Advisor Freedom 2035 Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	5.67%
Fidelity Advisor Freedom 2035 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	20.44%
Fidelity Advisor Freedom 2035 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	6.34%
Fidelity Advisor Freedom 2035 Fund: Class B	BankAmerica Corp.	Charlotte	NC	6.16%
Fidelity Advisor Freedom 2035 Fund: Class C	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	6.49%
Fidelity Advisor Freedom 2035 Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	6.11%
Fidelity Advisor Freedom 2035 Fund: Class C	Citigroup, Inc.	New York	NY	5.73%
Fidelity Advisor Freedom 2035 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.17%
Fidelity Advisor Freedom 2035 Fund: Institutional Class	Citigroup, Inc.	New York	NY	20.50%
Fidelity Advisor Freedom 2035 Fund: Institutional Class	Regions Financial Corporation	Memphis	TN	9.19%
Fidelity Advisor Freedom 2035 Fund: Institutional Class	AXA Financial	New York	NY	6.68%
Fidelity Advisor Freedom 2035 Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	6.26%
Fidelity Advisor Freedom 2035 Fund: Institutional Class	RBC Dain Rauscher Corp.	Minneapolis	MN	5.24%
Fidelity Advisor Freedom 2040 Fund: Class A	Nationwide Financial	Columbus	OH	9.47%
Fidelity Advisor Freedom 2040 Fund: Class A	UBS AG	Weehawken	NJ	6.47%
Fidelity Advisor Freedom 2040 Fund: Class A	NRP Financial, Inc	Bryan	OH	5.94%
Fidelity Advisor Freedom 2040 Fund: Class T	Reliance Trust Co.	Atlanta	GA	14.21%
Fidelity Advisor Freedom 2040 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	7.90%
Fidelity Advisor Freedom 2040 Fund: Class T	Citigroup, Inc.	New York	NY	5.90%
Fidelity Advisor Freedom 2040 Fund: Class T	ING	Somerset	NJ	5.86%
Fidelity Advisor Freedom 2040 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	17.87%
Fidelity Advisor Freedom 2040 Fund: Class B	BankAmerica Corp.	Charlotte	NC	7.99%
Fidelity Advisor Freedom 2040 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	6.42%
Fidelity Advisor Freedom 2040 Fund: Class C	Citigroup, Inc.	New York	NY	7.78%
Fidelity Advisor Freedom 2040 Fund: Class C	LPL Financial	San Diego	CA	6.56%
Fidelity Advisor Freedom 2040 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.29%
Fidelity Advisor Freedom 2040 Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	14.94%
Fidelity Advisor Freedom 2040 Fund: Institutional Class	Citigroup, Inc.	New York	NY	11.27%
Fidelity Advisor Freedom 2040 Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	10.63%
Fidelity Advisor Freedom 2040 Fund: Institutional Class	Southwest Bancorp	Houston	TX	8.78%
Fidelity Advisor Freedom 2045 Fund: Class A	NRP Financial, Inc	Bryan	OH	6.76%
Fidelity Advisor Freedom 2045 Fund: Class A	UBS AG	Weehawken	NJ	6.56%
Fidelity Advisor Freedom 2045 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	13.02%
Fidelity Advisor Freedom 2045 Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	10.09%
Fidelity Advisor Freedom 2045 Fund: Class T	NRP Financial, Inc	Bryan	OH	6.01%
Fidelity Advisor Freedom 2045 Fund: Class T	Citigroup, Inc.	New York	NY	5.81%
Fidelity Advisor Freedom 2045 Fund: Class T	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.19%
Fidelity Advisor Freedom 2045 Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	22.73%
Fidelity Advisor Freedom 2045 Fund: Class C	Mass Mutual	Springfield	MA	8.81%
Fidelity Advisor Freedom 2045 Fund: Class C	Citigroup, Inc.	New York	NY	8.21%
Fidelity Advisor Freedom 2045 Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	5.32%
Fidelity Advisor Freedom 2045 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	5.03%
Fidelity Advisor Freedom 2045 Fund: Institutional Class	Citigroup, Inc.	New York	NY	20.33%
Fidelity Advisor Freedom 2045 Fund: Institutional Class	RBC Dain Rauscher Corp.	Minneapolis	MN	6.95%
Fidelity Advisor Freedom 2045 Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	6.64%
Fidelity Advisor Freedom 2050 Fund: Class A	NRP Financial, Inc	Bryan	OH	7.75%
Fidelity Advisor Freedom 2050 Fund: Class A	First Command	Fort Worth	TX	5.37%
Fidelity Advisor Freedom 2050 Fund: Class A	Citigroup, Inc.	New York	NY	5.32%
Fidelity Advisor Freedom 2050 Fund: Class T	American United Life Insurance Company	Indianapolis	IN	10.10%
Fidelity Advisor Freedom 2050 Fund: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.95%
Fidelity Advisor Freedom 2050 Fund: Class T	Morgan Stanley & Co Inc.	Jersey City	NJ	6.08%
Fidelity Advisor Freedom 2050 Fund: Class T	Citigroup, Inc.	New York	NY	5.51%
Fidelity Advisor Freedom 2050 Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	12.31%
Fidelity Advisor Freedom 2050 Fund: Class B	LPL Financial	West Palm Beach	FL	5.62%
Fidelity Advisor Freedom 2050 Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	5.51%
Fidelity Advisor Freedom 2050 Fund: Class C	Citigroup, Inc.	New York	NY	9.78%
Fidelity Advisor Freedom 2050 Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.81%
Fidelity Advisor Freedom 2050 Fund: Class C	Lasalle Street Securities, Inc.	Chicago	IL	6.75%
Fidelity Advisor Freedom 2050 Fund: Class C	LPL Financial	San Diego	CA	5.81%
Fidelity Advisor Freedom 2050 Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	29.16%
Fidelity Advisor Freedom 2050 Fund: Institutional Class	Citigroup, Inc.	New York	NY	9.01%
Fidelity Advisor Freedom 2050 Fund: Institutional Class	Southwest Bancorp	Houston	TX	7.38%
Fidelity Advisor Freedom 2050 Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	7.06%
Fidelity Advisor Freedom Income Fund: Class A	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	6.45%
Fidelity Advisor Freedom Income Fund: Class A	Merrill Lynch	Jacksonville	FL	5.49%
Fidelity Advisor Freedom Income Fund: Class A	UBS AG	Weehawken	NJ	5.07%
Fidelity Advisor Freedom Income Fund: Class A	Nationwide Financial	Columbus	OH	5.02%
Fidelity Advisor Freedom Income Fund: Class T	Citigroup, Inc.	New York	NY	9.54%
Fidelity Advisor Freedom Income Fund: Class T	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	5.39%
Fidelity Advisor Freedom Income Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	10.83%
Fidelity Advisor Freedom Income Fund: Class B	Lasalle Street Securities, Inc.	Chicago	IL	9.22%
Fidelity Advisor Freedom Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	8.36%
Fidelity Advisor Freedom Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	6.10%
Fidelity Advisor Freedom Income Fund: Class B	Citigroup, Inc.	New York	NY	5.67%
Fidelity Advisor Freedom Income Fund: Class C	Foothill Securities, Inc	Mountain View	CA	5.98%
Fidelity Advisor Freedom Income Fund: Class C	Merrill Lynch	Jacksonville	FL	5.84%
Fidelity Advisor Freedom Income Fund: Class C	Citigroup, Inc.	New York	NY	5.27%
Fidelity Advisor Freedom Income Fund: Institutional Class	Citigroup, Inc.	New York	NY	9.61%
Fidelity Advisor Freedom Income Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	9.23%
Fidelity Advisor Freedom Income Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	6.38%
FIDELITY ADVISOR SERIES IV:
Fidelity Institutional Short-Intermediate Government Fund	United Parcel Service - Airlines	Louisville	KY	6.12%
Fidelity Institutional Short-Intermediate Government Fund	Sherwin-Williams Company	Cleveland	OH	5.92%
Fidelity Institutional Short-Intermediate Government Fund	Lennox International	Dallas	TX	5.19%
FIDELITY CALIFORNIA MUNICIPAL TRUST:
Fidelity Advisor California Municipal Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	31.20%
Fidelity Advisor California Municipal Income Fund: Class A	Wells Fargo Bank	San Francisco	CA	12.72%
Fidelity Advisor California Municipal Income Fund: Class A	Merrill Lynch	Jacksonville	FL	9.13%
Fidelity Advisor California Municipal Income Fund: Class A	UBS AG	Weehawken	NJ	7.60%
Fidelity Advisor California Municipal Income Fund: Class T	Raymond James & Associates, Inc.	Port Charlotte	FL	15.31%
Fidelity Advisor California Municipal Income Fund: Class T	Foothill Securities, Inc	Mountain View	CA	14.82%
Fidelity Advisor California Municipal Income Fund: Class T	Protected Investors of America	San Francisco	CA	14.54%
Fidelity Advisor California Municipal Income Fund: Class T	Wells Fargo Bank	San Francisco	CA	8.67%
Fidelity Advisor California Municipal Income Fund: Class T	BankAmerica Corp.	Charlotte	NC	8.22%
Fidelity Advisor California Municipal Income Fund: Class T	UBS AG	Weehawken	NJ	5.82%
Fidelity Advisor California Municipal Income Fund: Class B	Merrill Lynch	Jacksonville	FL	26.21%
Fidelity Advisor California Municipal Income Fund: Class B	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	10.75%
Fidelity Advisor California Municipal Income Fund: Class B	Wells Fargo Bank	San Francisco	CA	10.59%
Fidelity Advisor California Municipal Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	5.98%
Fidelity Advisor California Municipal Income Fund: Class B	TD Ameritrade Clearing Inc.	Omaha	NE	5.43%
Fidelity Advisor California Municipal Income Fund: Class B	LPL Financial	Los Angeles	CA	5.21%
Fidelity Advisor California Municipal Income Fund: Class C	Merrill Lynch	Jacksonville	FL	21.66%
Fidelity Advisor California Municipal Income Fund: Class C	BankAmerica Corp.	Charlotte	NC	7.65%
Fidelity Advisor California Municipal Income Fund: Class C	Wachovia/Prudential Financial Advisors, LLC	Charlotte	NC	7.36%
Fidelity Advisor California Municipal Income Fund: Class C	Citigroup, Inc.	New York	NY	6.26%
Fidelity Advisor California Municipal Income Fund: Class C	Wells Fargo Bank	San Francisco	CA	6.12%
Fidelity Advisor California Municipal Income Fund: Class C	Morgan Stanley & Co Inc.	Jersey City	NJ	6.08%
Fidelity Advisor California Municipal Income Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.64%
Fidelity Advisor California Municipal Income Fund: Class C	UBS AG	Weehawken	NJ	5.07%
Fidelity Advisor California Municipal Income Fund: Institutional Class	Wells Fargo Bank	San Francisco	CA	31.65%
Fidelity Advisor California Municipal Income Fund: Institutional Class	Neria	San Clemente	CA	15.56%
Fidelity Advisor California Municipal Income Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	11.55%
Fidelity Advisor California Municipal Income Fund: Institutional Class	Wells Fargo Bank	Minneapolis	MN	10.47%
Fidelity Advisor California Municipal Income Fund: Institutional Class	MetLife	Iselin	NJ	6.05%
Fidelity Advisor California Municipal Income Fund: Institutional Class	Charles Schwab & Co., Inc.	San Francisco	CA	5.08%
FIDELITY CALIFORNIA MUNICIPAL TRUST II:
Fidelity California AMT Tax-Free Money Market Fund: Service Class	WAMU Investments Inc	Irvine	CA	81.79%
FIDELITY CHARLES STREET TRUST:
Fidelity Advisor Asset Manager 20%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	17.67%
Fidelity Advisor Asset Manager 20%: Class A	Fidelity Investment Advisor Group (FIAG)	Boston	MA	13.43%
Fidelity Advisor Asset Manager 20%: Class A	BankAmerica Corp.	Charlotte	NC	6.27%
Fidelity Advisor Asset Manager 20%: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	19.22%
Fidelity Advisor Asset Manager 20%: Class T	AIG	New York	NY	17.29%
Fidelity Advisor Asset Manager 20%: Class T	AIG	Atlanta	GA	9.95%
Fidelity Advisor Asset Manager 20%: Class B	Ameriprise Financial Corporation	Minneapolis	MN	12.10%
Fidelity Advisor Asset Manager 20%: Class B	LPL Financial	San Diego	CA	10.08%
Fidelity Advisor Asset Manager 20%: Class B	Merrill Lynch	Jacksonville	FL	9.98%
Fidelity Advisor Asset Manager 20%: Class B	BankAmerica Corp.	Charlotte	NC	7.27%
Fidelity Advisor Asset Manager 20%: Class B	AIG	Phoenix	AZ	6.46%
Fidelity Advisor Asset Manager 20%: Class B	AXA Financial	New York	NY	5.02%
Fidelity Advisor Asset Manager 20%: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	21.01%
Fidelity Advisor Asset Manager 20%: Class C	LPL Financial	San Diego	CA	8.53%
Fidelity Advisor Asset Manager 20%: Class C	Merrill Lynch	Jacksonville	FL	7.70%
Fidelity Advisor Asset Manager 20%: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.28%
Fidelity Advisor Asset Manager 20%: Class C	BankAmerica Corp.	Charlotte	NC	6.70%
Fidelity Advisor Asset Manager 20%: Class C	Stifel, Nicolaus & Company, Inc.	Omaha	NE	5.02%
Fidelity Advisor Asset Manager 20%: Institutional Class	LPL Financial	Los Angeles	CA	47.27%
Fidelity Advisor Asset Manager 20%: Institutional Class	NRP Financial, Inc	Bryan	OH	23.59%
Fidelity Advisor Asset Manager 20%: Institutional Class	Sammons Securities Company, LLC	Ann Arbor	MI	11.50%
Fidelity Advisor Asset Manager 30%: Class A	Mass Mutual	Springfield	MA	27.42%
Fidelity Advisor Asset Manager 30%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	17.47%
Fidelity Advisor Asset Manager 30%: Class A	Genworth Financial Securities Corporation	Schaumburg	IL	8.08%
Fidelity Advisor Asset Manager 30%: Class A	First Command	Fort Worth	TX	6.20%
Fidelity Advisor Asset Manager 30%: Class T	Consolidated Securities	Charlotte	NC	24.91%
Fidelity Advisor Asset Manager 30%: Class T	AIG	Atlanta	GA	14.82%
Fidelity Advisor Asset Manager 30%: Class T	Hartford Life	Woodbury	MN	13.58%
Fidelity Advisor Asset Manager 30%: Class T	Superior Financial Services Inc.	Jackson	WI	8.63%
Fidelity Advisor Asset Manager 30%: Class T	Ameriprise Financial Corporation	Lavista	NE	7.48%
Fidelity Advisor Asset Manager 30%: Class T	Principal Financial Group	Des Moines	IA	5.65%
Fidelity Advisor Asset Manager 30%: Class B	Ameriprise Financial Corporation	Minneapolis	MN	38.94%
Fidelity Advisor Asset Manager 30%: Class B	NFP Securities Inc.	Austin	TX	12.75%
Fidelity Advisor Asset Manager 30%: Class B	WFG Investments, Inc	Dallas	TX	10.31%
Fidelity Advisor Asset Manager 30%: Class B	Regions Financial Corporation	Memphis	TN	8.63%
Fidelity Advisor Asset Manager 30%: Class B	Mass Mutual	Springfield	MA	8.32%
Fidelity Advisor Asset Manager 30%: Class C	Carter, Terry & Company, Inc.	Atlanta	GA	36.66%
Fidelity Advisor Asset Manager 30%: Class C	Cantella & Co., Inc.	Boston	MA	13.73%
Fidelity Advisor Asset Manager 30%: Class C	American Portfolios Financial Services, Inc.	Holbrook	NY	13.01%
Fidelity Advisor Asset Manager 30%: Class C	1st Global Capital Corp.	Dallas	TX	6.94%
Fidelity Advisor Asset Manager 30%: Class C	Ameriprise Financial Corporation	Minneapolis	MN	6.78%
Fidelity Advisor Asset Manager 30%: Class C	Raymond James & Associates, Inc.	Port Charlotte	FL	5.04%
Fidelity Advisor Asset Manager 30%: Institutional Class	Financial Telesis, Inc.	San Rafael	CA	86.95%
Fidelity Advisor Asset Manager 30%: Institutional Class	Heim & Young & Associates	Springfield	MO	6.63%
Fidelity Advisor Asset Manager 30%: Institutional Class	Fidelity Distributors Corp.	Boston	MA	6.48%
Fidelity Asset Manager 40%*	University of California	Oakland	CA	8.73%
Fidelity Advisor Asset Manager 40%: Class A	Fidelity Brokerage Services LLC.	Boston	MA	73.32%
Fidelity Advisor Asset Manager 40%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	6.66%
Fidelity Advisor Asset Manager 40%: Class T	Fidelity Distributors Corp.	Boston	MA	40.69%
Fidelity Advisor Asset Manager 40%: Class T	Hartford Life	Woodbury	MN	9.27%
Fidelity Advisor Asset Manager 40%: Class T	AIG	Atlanta	GA	9.08%
Fidelity Advisor Asset Manager 40%: Class T	Capital Analysts, Inc.	Cincinnati	OH	7.90%
Fidelity Advisor Asset Manager 40%: Class T	U.S. Wealth Advisors	Braintree	MA	7.48%
Fidelity Advisor Asset Manager 40%: Class B	Fidelity Distributors Corp.	Boston	MA	83.98%
Fidelity Advisor Asset Manager 40%: Class C	Fidelity Distributors Corp.	Boston	MA	73.62%
Fidelity Advisor Asset Manager 40%: Institutional Class	Fidelity Distributors Corp.	Boston	MA	94.77%
Fidelity Advisor Asset Manager 40%: Institutional Class	PFIC Securities Corp.	Franklin	TN	5.22%
Fidelity Advisor Asset Manager 50%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	23.88%
Fidelity Advisor Asset Manager 50%: Class A	Citigroup, Inc.	New York	NY	7.32%
Fidelity Advisor Asset Manager 50%: Class A	Northwestern Mutual	Milwaukee	WI	7.18%
Fidelity Advisor Asset Manager 50%: Class A	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.23%
Fidelity Advisor Asset Manager 50%: Class A	Lincoln National	Fort Wayne	IN	6.16%
Fidelity Advisor Asset Manager 50%: Class A	First Command	Fort Worth	TX	6.05%
Fidelity Advisor Asset Manager 50%: Class T	Cuna Mutual Group	Waverly	IA	8.87%
Fidelity Advisor Asset Manager 50%: Class T	Wells Fargo Bank	Irving	TX	6.42%
Fidelity Advisor Asset Manager 50%: Class T	Aegon USA	Largo	FL	6.29%
Fidelity Advisor Asset Manager 50%: Class T	AXA Financial	New York	NY	6.04%
Fidelity Advisor Asset Manager 50%: Class T	UBS AG	Weehawken	NJ	5.88%
Fidelity Advisor Asset Manager 50%: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	5.63%
Fidelity Advisor Asset Manager 50%: Class B	Ameriprise Financial Corporation	Minneapolis	MN	20.87%
Fidelity Advisor Asset Manager 50%: Class B	MetLife	Iselin	NJ	8.07%
Fidelity Advisor Asset Manager 50%: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.21%
Fidelity Advisor Asset Manager 50%: Class B	BancWest Investment Services	Omaha	NE	5.22%
Fidelity Advisor Asset Manager 50%: Class B	AIG	Phoenix	AZ	5.13%
Fidelity Advisor Asset Manager 50%: Class C	Merrill Lynch	Jacksonville	FL	27.32%
Fidelity Advisor Asset Manager 50%: Class C	Ameriprise Financial Corporation	Minneapolis	MN	14.03%
Fidelity Advisor Asset Manager 50%: Institutional Class	NRP Financial, Inc	Bryan	OH	43.88%
Fidelity Advisor Asset Manager 50%: Institutional Class	Financial Telesis, Inc.	San Rafael	CA	31.15%
Fidelity Advisor Asset Manager 50%: Institutional Class	LPL Financial	Los Angeles	CA	22.67%
Fidelity Advisor Asset Manager 60%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	21.20%
Fidelity Advisor Asset Manager 60%: Class A	First Command	Fort Worth	TX	19.63%
Fidelity Advisor Asset Manager 60%: Class A	Bay Mutual Financial, LLC	Santa Monica	CA	18.96%
Fidelity Advisor Asset Manager 60%: Class A	BankAmerica Corp.	Charlotte	NC	7.62%
Fidelity Advisor Asset Manager 60%: Class A	JP Morgan Chase	Columbus	OH	5.99%
Fidelity Advisor Asset Manager 60%: Class T	Citigroup, Inc.	New York	NY	31.66%
Fidelity Advisor Asset Manager 60%: Class T	UBS AG	Weehawken	NJ	15.28%
Fidelity Advisor Asset Manager 60%: Class T	Northwestern Mutual	Milwaukee	WI	5.50%
Fidelity Advisor Asset Manager 60%: Class B	Fidelity Distributors Corp.	Boston	MA	28.95%
Fidelity Advisor Asset Manager 60%: Class B	Ameriprise Financial Corporation	Minneapolis	MN	13.50%
Fidelity Advisor Asset Manager 60%: Class B	Commonwealth Financial Network	Waltham	MA	8.41%
Fidelity Advisor Asset Manager 60%: Class B	Ameriprise Financial Corporation	Lavista	NE	6.68%
Fidelity Advisor Asset Manager 60%: Class B	MetLife	Iselin	NJ	6.36%
Fidelity Advisor Asset Manager 60%: Class B	Capitol Securities Management Inc.	Mclean	VA	5.70%
Fidelity Advisor Asset Manager 60%: Class C	Ameriprise Financial Corporation	Lavista	NE	31.63%
Fidelity Advisor Asset Manager 60%: Class C	Fidelity Distributors Corp.	Boston	MA	14.83%
Fidelity Advisor Asset Manager 60%: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.90%
Fidelity Advisor Asset Manager 60%: Class C	Wells Fargo Bank	San Diego	CA	6.37%
Fidelity Advisor Asset Manager 60%: Institutional Class	Fidelity Distributors Corp.	Boston	MA	76.31%
Fidelity Advisor Asset Manager 60%: Institutional Class	Security State Bank	Centralia	WA	23.26%
Fidelity Asset Manager 70%*	Unisys Corporation	Blue Bell	PA	5.09%
Fidelity Advisor Asset Manager 70%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	12.61%
Fidelity Advisor Asset Manager 70%: Class A	Regions Financial Corporation	Birmingham	AL	5.37%
Fidelity Advisor Asset Manager 70%: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	8.16%
Fidelity Advisor Asset Manager 70%: Class T	ADP	Roseland	NJ	6.98%
Fidelity Advisor Asset Manager 70%: Class B	Ameriprise Financial Corporation	Minneapolis	MN	8.08%
Fidelity Advisor Asset Manager 70%: Class B	BankAmerica Corp.	Charlotte	NC	7.81%
Fidelity Advisor Asset Manager 70%: Class B	Ameriprise Financial Corporation	Lavista	NE	6.35%
Fidelity Advisor Asset Manager 70%: Class C	H. Beck, Inc.	Rockville	MD	8.88%
Fidelity Advisor Asset Manager 70%: Class C	Citigroup, Inc.	New York	NY	6.13%
Fidelity Advisor Asset Manager 70%: Class C	Merrill Lynch	Jacksonville	FL	6.04%
Fidelity Advisor Asset Manager 70%: Class C	Ameriprise Financial Corporation	Minneapolis	MN	5.06%
Fidelity Advisor Asset Manager 70%: Institutional Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	51.89%
Fidelity Advisor Asset Manager 70%: Institutional Class	Citigroup, Inc.	New York	NY	17.56%
Fidelity Advisor Asset Manager 70%: Institutional Class	ING	Denver	CO	7.59%
Fidelity Advisor Asset Manager 70%: Institutional Class	MMC Securities Corp	New York	NY	7.14%
Fidelity Advisor Asset Manager 85%: Class A	Citigroup, Inc.	New York	NY	22.77%
Fidelity Advisor Asset Manager 85%: Class A	Ameriprise Financial Corporation	Minneapolis	MN	19.18%
Fidelity Advisor Asset Manager 85%: Class A	First Command	Fort Worth	TX	18.58%
Fidelity Advisor Asset Manager 85%: Class T	Wells Fargo Bank	Irving	TX	15.10%
Fidelity Advisor Asset Manager 85%: Class T	Wells Fargo Bank	San Francisco	CA	10.21%
Fidelity Advisor Asset Manager 85%: Class T	UBS AG	Weehawken	NJ	6.43%
Fidelity Advisor Asset Manager 85%: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.15%
Fidelity Advisor Asset Manager 85%: Class B	Ameriprise Financial Corporation	Minneapolis	MN	12.40%
Fidelity Advisor Asset Manager 85%: Class B	Investacorp, Inc.	Miami Lakes	FL	8.53%
Fidelity Advisor Asset Manager 85%: Class B	Ameriprise Financial Corporation	Lavista	NE	6.47%
Fidelity Advisor Asset Manager 85%: Class B	BankAmerica Corp.	Charlotte	NC	5.60%
Fidelity Advisor Asset Manager 85%: Class C	Merrill Lynch	Jacksonville	FL	17.49%
Fidelity Advisor Asset Manager 85%: Class C	Ameriprise Financial Corporation	Minneapolis	MN	12.42%
Fidelity Advisor Asset Manager 85%: Class C	ING	Denver	CO	7.49%
Fidelity Advisor Asset Manager 85%: Class C	Capitol Securities Management Inc.	Mclean	VA	5.79%
Fidelity Advisor Asset Manager 85%: Class C	LPL Financial	San Diego	CA	5.12%
Fidelity Advisor Asset Manager 85%: Institutional Class	Financial Telesis, Inc.	San Rafael	CA	57.78%
Fidelity Advisor Asset Manager 85%: Institutional Class	ING	Denver	CO	22.55%
Fidelity Advisor Asset Manager 85%: Institutional Class	NRP Financial, Inc	Bryan	OH	14.00%
Fidelity Advisor Asset Manager 85%: Institutional Class	First Command	Fort Worth	TX	5.86%
Fidelity Advisor Global Balanced Fund: Class A	Fidelity Distributors Corp.	Boston	MA	72.01%
Fidelity Advisor Global Balanced Fund: Class A	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	21.76%
Fidelity Advisor Global Balanced Fund: Class T	Fidelity Distributors Corp.	Boston	MA	75.93%
Fidelity Advisor Global Balanced Fund: Class T	LPL Financial	West Palm Beach	FL	18.36%
Fidelity Advisor Global Balanced Fund: Class T	Northern Trust Corporation	Chicago	IL	5.70%
Fidelity Advisor Global Balanced Fund: Class B	Fidelity Distributors Corp.	Boston	MA	94.71%
Fidelity Advisor Global Balanced Fund: Class C	Fidelity Distributors Corp.	Boston	MA	91.11%
Fidelity Advisor Global Balanced Fund: Class C	Lincoln National	Fort Wayne	IN	8.87%
Fidelity Advisor Global Balanced Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2028 Fund	Boston	MA	19.72%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2016 Fund	Boston	MA	18.33%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2018 Fund	Boston	MA	11.92%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2022 Fund	Boston	MA	8.31%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2020 Fund	Boston	MA	7.00%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2034 Fund	Boston	MA	6.67%
Fidelity Series Broad Market Opportunities Fund	Fidelity Advisor Income Replacement 2042 Fund	Boston	MA	5.75%
FIDELITY FIXED-INCOME TRUST:
Fidelity Dynamic Strategies Fund*	FMR LLC	Boston	MA	22.29%
Fidelity Advisor Dynamic Strategies Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	46.13%
Fidelity Advisor Dynamic Strategies Fund: Class A	AXA Financial	New York	NY	7.59%
Fidelity Advisor Dynamic Strategies Fund: Class T	AIG	New York	NY	66.94%
Fidelity Advisor Dynamic Strategies Fund: Class B	Fidelity Distributors Corp.	Boston	MA	34.74%
Fidelity Advisor Dynamic Strategies Fund: Class B	Ameriprise Financial Corporation	Lavista	NE	17.11%
Fidelity Advisor Dynamic Strategies Fund: Class B	First Heartland Capital, Inc.	Lake Saint Louis	MO	8.42%
Fidelity Advisor Dynamic Strategies Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	6.90%
Fidelity Advisor Dynamic Strategies Fund: Class C	Raymond James & Associates, Inc.	Port Charlotte	FL	21.23%
Fidelity Advisor Dynamic Strategies Fund: Class C	Investment Planners, Inc.	Decatur	IL	17.49%
Fidelity Advisor Dynamic Strategies Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	9.33%
Fidelity Advisor Dynamic Strategies Fund: Class C	AIG	Atlanta	GA	7.55%
Fidelity Advisor Dynamic Strategies Fund: Class C	Commonwealth Financial Network	Waltham	MA	5.77%
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	ING	El Segundo	CA	21.34%
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	ING	Denver	CO	16.92%
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	Cambridge Investment Research, Inc.	Fairfield	IA	16.25%
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	Charles Schwab & Co., Inc.	San Francisco	CA	7.69%
Fidelity Advisor Dynamic Strategies Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	6.96%
Fidelity Advisor Inflation-Protected Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	24.73%
Fidelity Advisor Inflation-Protected Bond Fund: Class A	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.82%
Fidelity Advisor Inflation-Protected Bond Fund: Class A	Merrill Lynch	Jacksonville	FL	5.18%
Fidelity Advisor Inflation-Protected Bond Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	14.20%
Fidelity Advisor Inflation-Protected Bond Fund: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	10.93%
Fidelity Advisor Inflation-Protected Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	13.19%
Fidelity Advisor Inflation-Protected Bond Fund: Class B	BankAmerica Corp.	Charlotte	NC	6.78%
Fidelity Advisor Inflation-Protected Bond Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	5.49%
Fidelity Advisor Inflation-Protected Bond Fund: Class C	Merrill Lynch	Jacksonville	FL	12.36%
Fidelity Advisor Inflation-Protected Bond Fund: Class C	Citigroup, Inc.	New York	NY	6.84%
Fidelity Advisor Inflation-Protected Bond Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.03%
Fidelity Advisor Inflation-Protected Bond Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	63.97%
Fidelity Advisor Inflation-Protected Bond Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	11.99%
Fidelity Advisor Investment Grade Bond Fund: Class A	Hibernia Corp.	New Orleans	LA	34.54%
Fidelity Advisor Investment Grade Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	9.05%
Fidelity Advisor Investment Grade Bond Fund: Class A	Nationwide Financial	Columbus	OH	8.63%
Fidelity Advisor Investment Grade Bond Fund: Class T	UBS AG	Weehawken	NJ	8.79%
Fidelity Advisor Investment Grade Bond Fund: Class T	Taylor Capital Group	Chicago	IL	6.20%
Fidelity Advisor Investment Grade Bond Fund: Class T	Citigroup, Inc.	New York	NY	5.83%
Fidelity Advisor Investment Grade Bond Fund: Class T	Intercontinental Asset Mgmt. Group Ltd.	San Antonio	TX	5.61%
Fidelity Advisor Investment Grade Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	11.88%
Fidelity Advisor Investment Grade Bond Fund: Class B	Merrill Lynch	Jacksonville	FL	8.28%
Fidelity Advisor Investment Grade Bond Fund: Class B	BankAmerica Corp.	Charlotte	NC	5.70%
Fidelity Advisor Investment Grade Bond Fund: Class C	Merrill Lynch	Jacksonville	FL	16.28%
Fidelity Advisor Investment Grade Bond Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	15.26%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	Wells Fargo Insurance Services Investment Adv, Inc	Redwood City	CA	17.34%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	Southwest Bancorp	Houston	TX	13.18%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	12.08%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.69%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	NRP Financial, Inc	Bryan	OH	6.43%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	RBC Dain Rauscher Corp.	Minneapolis	MN	6.22%
Fidelity Advisor Investment Grade Bond Fund: Institutional Class	First Midwest Bancorp	Joliet	IL	5.45%
Fidelity Advisor Strategic Dividend & Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	41.01%
Fidelity Advisor Strategic Dividend & Income Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	15.93%
Fidelity Advisor Strategic Dividend & Income Fund: Class T	Securities Service Network, Inc.	Knoxville	TN	5.86%
Fidelity Advisor Strategic Dividend & Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	18.82%
Fidelity Advisor Strategic Dividend & Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	6.47%
Fidelity Advisor Strategic Dividend & Income Fund: Class B	LPL Financial	San Diego	CA	5.02%
Fidelity Advisor Strategic Dividend & Income Fund: Class C	ING	El Segundo	CA	8.34%
Fidelity Advisor Strategic Dividend & Income Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.08%
Fidelity Advisor Strategic Dividend & Income Fund: Class C	Merrill Lynch	Jacksonville	FL	5.56%
Fidelity Advisor Strategic Dividend & Income Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	5.13%
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	Wells Fargo Insurance Services Investment Adv, Inc	Redwood City	CA	34.29%
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	ING	El Segundo	CA	29.20%
Fidelity Advisor Strategic Dividend & Income Fund: Institutional Class	LPL Financial	San Diego	CA	6.74%
Fidelity Strategic Real Return Fund*	Fidelity Freedom 2020 Fund	Boston	MA	19.87%
Fidelity Strategic Real Return Fund*	Fidelity Freedom 2010 Fund	Boston	MA	17.58%
Fidelity Strategic Real Return Fund*	Fidelity Freedom 2015 Fund	Boston	MA	10.98%
Fidelity Strategic Real Return Fund*	Fidelity Freedom 2025 Fund	Boston	MA	6.94%
Fidelity Strategic Real Return Fund*	Fidelity Freedom 2030 Fund	Boston	MA	6.73%
Fidelity Advisor Strategic Real Return Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	68.25%
Fidelity Advisor Strategic Real Return Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	35.75%
Fidelity Advisor Strategic Real Return Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	20.84%
Fidelity Advisor Strategic Real Return Fund: Class B	Commonwealth Financial Network	Waltham	MA	5.83%
Fidelity Advisor Strategic Real Return Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	18.61%
Fidelity Advisor Strategic Real Return Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	12.06%
Fidelity Advisor Strategic Real Return Fund: Class C	AXA Financial	New York	NY	7.71%
Fidelity Advisor Strategic Real Return Fund: Class C	UBS AG	Weehawken	NJ	5.68%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	Fidelity Advisor Freedom 2020 Fund	Boston	MA	15.43%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	Fidelity Advisor Freedom 2015 Fund	Boston	MA	12.61%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	Fidelity Advisor Freedom 2010 Fund	Boston	MA	9.96%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	Fidelity Advisor Freedom 2025 Fund	Boston	MA	8.42%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	Marshall & Ilsley Corporation	Milwaukee	WI	7.17%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	6.24%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	Fidelity Advisor Freedom 2030 Fund	Boston	MA	5.78%
Fidelity Advisor Strategic Real Return Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	5.60%
Fidelity Series Investment Grade Bond Fund*	Fidelity Freedom 2020 Fund	Boston	MA	26.52%
Fidelity Series Investment Grade Bond Fund*	Fidelity Freedom 2010 Fund	Boston	MA	22.27%
Fidelity Series Investment Grade Bond Fund*	Fidelity Freedom 2015 Fund	Boston	MA	13.40%
Fidelity Series Investment Grade Bond Fund*	Fidelity Freedom 2030 Fund	Boston	MA	8.86%
Fidelity Series Investment Grade Bond Fund*	Fidelity Freedom 2025 Fund	Boston	MA	8.39%
Fidelity Series Investment Grade Bond Fund*	Fidelity Freedom Income Fund	Boston	MA	5.17%
Fidelity Short-Term Bond Fund*	Fidelity Freedom 2010 Fund	Boston	MA	8.31%
Fidelity Short-Term Bond Fund*	Fidelity Freedom Income Fund	Boston	MA	7.93%
Fidelity Short-Term Bond Fund*	Fidelity Freedom 2000 Fund	Boston	MA	5.27%
Spartan Intermediate Treasury Bond Index Fund: Fidelity Advantage Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	45.45%
Spartan Long-Term Treasury Bond Index Fund: Fidelity Advantage Class	Wells Fargo Bank	Minneapolis	MN	10.39%
Spartan Long-Term Treasury Index: Investor Class	Blue Cross Blue Shield of South Carolina	Columbia	SC	15.60%
Spartan Long-Term Treasury Index: Investor Class	Baumont Hospital	Royal Oak	MI	13.51%
Spartan Short-Term Treasury Bond Index Fund: Fidelity Advantage Class	Northern Trust Corporation	Chicago	IL	6.75%
Spartan Short-Term Treasury Bond Index Fund: Fidelity Advantage Class	BankAmerica Corp.	Charlotte	NC	5.35%
FIDELITY HEREFORD STREET TRUST:
Fidelity Money Market Fund	Commonwealth Financial Network	Waltham	MA	7.70%
FIDELITY INCOME FUND:
Fidelity Advisor Government Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	15.07%
Fidelity Advisor Government Income Fund: Class A	Hibernia Corp.	New Orleans	LA	10.96%
Fidelity Advisor Government Income Fund: Class T	Paychex Securities Corporation	West Henrietta	NY	23.49%
Fidelity Advisor Government Income Fund: Class T	Principal Financial Group	Middletown	CT	6.20%
Fidelity Advisor Government Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	11.34%
Fidelity Advisor Government Income Fund: Class B	Merrill Lynch	Jacksonville	FL	9.30%
Fidelity Advisor Government Income Fund: Class C	Merrill Lynch	Jacksonville	FL	20.50%
Fidelity Advisor Government Income Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	5.66%
Fidelity Advisor Government Income Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	5.39%
Fidelity Advisor Government Income Fund: Institutional Class	Fidelity Advisor Freedom 2020 Fund	Boston	MA	12.46%
Fidelity Advisor Government Income Fund: Institutional Class	Fidelity Advisor Freedom 2015 Fund	Boston	MA	10.19%
Fidelity Advisor Government Income Fund: Institutional Class	Prudential	Hartford	CT	7.81%
Fidelity Advisor Government Income Fund: Institutional Class	Fidelity Advisor Freedom 2010 Fund	Boston	MA	7.60%
Fidelity Advisor Government Income Fund: Institutional Class	Fidelity Advisor Freedom 2025 Fund	Boston	MA	6.29%
Fidelity Advisor Government Income Fund: Institutional Class	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.26%
Fidelity Income Replacement 2016 Fund*	Edward D. Jones & Co	Maryland Heights	MO	6.90%
Fidelity Advisor Income Replacement 2016 Fund: Class A	John Hancock	Boston	MA	61.24%
Fidelity Advisor Income Replacement 2016 Fund: Class A	MetLife	Iselin	NJ	12.44%
Fidelity Advisor Income Replacement 2016 Fund: Class A	Invest Financial Corporation	Appleton	WI	6.86%
Fidelity Advisor Income Replacement 2016 Fund: Class A	MetLife	Boston	MA	5.63%
Fidelity Advisor Income Replacement 2016 Fund: Class T	Southwest Bancorp	Houston	TX	18.78%
Fidelity Advisor Income Replacement 2016 Fund: Class T	John Hancock	Boston	MA	15.77%
Fidelity Advisor Income Replacement 2016 Fund: Class T	AIG	Phoenix	AZ	12.08%
Fidelity Advisor Income Replacement 2016 Fund: Class T	ING	El Segundo	CA	10.33%
Fidelity Advisor Income Replacement 2016 Fund: Class T	MetLife	Iselin	NJ	9.10%
Fidelity Advisor Income Replacement 2016 Fund: Class T	MetLife	Boston	MA	8.83%
Fidelity Advisor Income Replacement 2016 Fund: Class T	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.94%
Fidelity Advisor Income Replacement 2016 Fund: Class T	Main Street Securities LLC	Hays	KS	5.99%
Fidelity Advisor Income Replacement 2016 Fund: Class C	Sammons Securities Company, LLC	Ann Arbor	MI	32.70%
Fidelity Advisor Income Replacement 2016 Fund: Class C	Cantella & Co., Inc.	Boston	MA	21.73%
Fidelity Advisor Income Replacement 2016 Fund: Class C	ING	El Segundo	CA	12.10%
Fidelity Advisor Income Replacement 2016 Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	9.95%
Fidelity Advisor Income Replacement 2016 Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	9.64%
Fidelity Advisor Income Replacement 2016 Fund: Class C	Financial Telesis, Inc.	San Rafael	CA	8.08%
Fidelity Advisor Income Replacement 2016 Fund: Class C	Wells Fargo Bank	Irving	TX	5.80%
Fidelity Advisor Income Replacement 2016 Fund: Institutional Class	Hartford Life	Woodbury	MN	59.17%
Fidelity Advisor Income Replacement 2016 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	40.82%
Fidelity Advisor Income Replacement 2018 Fund: Class A	Wells Fargo Bank	San Francisco	CA	36.19%
Fidelity Advisor Income Replacement 2018 Fund: Class A	MetLife	Boston	MA	18.79%
Fidelity Advisor Income Replacement 2018 Fund: Class A	LPL Financial	San Diego	CA	16.54%
Fidelity Advisor Income Replacement 2018 Fund: Class A	Allstate Life Insurance Company	Lincoln	NE	15.24%
Fidelity Advisor Income Replacement 2018 Fund: Class A	AIG	Phoenix	AZ	13.70%
Fidelity Advisor Income Replacement 2018 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	52.93%
Fidelity Advisor Income Replacement 2018 Fund: Class T	AIG	Atlanta	GA	28.63%
Fidelity Advisor Income Replacement 2018 Fund: Class T	AIG	Phoenix	AZ	18.44%
Fidelity Advisor Income Replacement 2018 Fund: Class C	LPL Financial	Charlotte	NC	43.12%
Fidelity Advisor Income Replacement 2018 Fund: Class C	Genworth Financial Securities Corporation	Schaumburg	IL	22.25%
Fidelity Advisor Income Replacement 2018 Fund: Class C	Sage, Rutty & Co., Inc.	Rochester	NY	15.52%
Fidelity Advisor Income Replacement 2018 Fund: Class C	ING	Denver	CO	14.42%
Fidelity Advisor Income Replacement 2018 Fund: Institutional Class	LPL Financial	San Diego	CA	95.68%
Fidelity Advisor Income Replacement 2020 Fund: Class A	M & T Bank Corp	Cheektowaga	NY	41.97%
Fidelity Advisor Income Replacement 2020 Fund: Class A	E*Trade Clearing, LLC	Rancho Cordova	CA	39.13%
Fidelity Advisor Income Replacement 2020 Fund: Class A	Fortune Financial Services, Inc.	Beaver	PA	18.88%
Fidelity Advisor Income Replacement 2020 Fund: Class T	Citizens Financial Group, Inc.	Boston	MA	64.08%
Fidelity Advisor Income Replacement 2020 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	18.23%
Fidelity Advisor Income Replacement 2020 Fund: Class T	Purshe Kaplan Sterling Investments	Albany	NY	17.68%
Fidelity Advisor Income Replacement 2020 Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	74.41%
Fidelity Advisor Income Replacement 2020 Fund: Class C	SWBC Investment Services, LLC	San Antonio	TX	14.48%
Fidelity Advisor Income Replacement 2020 Fund: Class C	MetLife	Boston	MA	11.11%
Fidelity Advisor Income Replacement 2020 Fund: Institutional Class	LPL Financial	San Diego	CA	51.33%
Fidelity Advisor Income Replacement 2020 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	48.68%
Fidelity Advisor Income Replacement 2022 Fund: Class A	Ameriprise Financial Corporation	Lavista	NE	59.97%
Fidelity Advisor Income Replacement 2022 Fund: Class A	Suntrust Bank	Atlanta	GA	20.20%
Fidelity Advisor Income Replacement 2022 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	19.83%
Fidelity Advisor Income Replacement 2022 Fund: Class T	Ameriprise Financial Corporation	Lavista	NE	64.04%
Fidelity Advisor Income Replacement 2022 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	35.95%
Fidelity Advisor Income Replacement 2022 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	75.21%
Fidelity Advisor Income Replacement 2022 Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	24.80%
Fidelity Advisor Income Replacement 2022 Fund: Institutional Class	LPL Financial	San Diego	CA	83.36%
Fidelity Advisor Income Replacement 2022 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	16.65%
Fidelity Advisor Income Replacement 2024 Fund: Class A	Marshall & Ilsley Corporation	Milwaukee	WI	44.64%
Fidelity Advisor Income Replacement 2024 Fund: Class A	M & T Bank Corp	Cheektowaga	NY	31.68%
Fidelity Advisor Income Replacement 2024 Fund: Class A	Cadaret Grant & Company, Inc.	Manlius	NY	22.31%
Fidelity Advisor Income Replacement 2024 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2024 Fund: Class C	LPL Financial	San Diego	CA	29.53%
Fidelity Advisor Income Replacement 2024 Fund: Class C	Ameriprise Financial Corporation	Lavista	NE	26.73%
Fidelity Advisor Income Replacement 2024 Fund: Class C	Cadaret Grant & Company, Inc.	Manlius	NY	23.74%
Fidelity Advisor Income Replacement 2024 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	20.01%
Fidelity Advisor Income Replacement 2024 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2026 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	72.81%
Fidelity Advisor Income Replacement 2026 Fund: Class A	Suntrust Bank	Atlanta	GA	14.10%
Fidelity Advisor Income Replacement 2026 Fund: Class A	Cuna Mutual Group	Waverly	IA	13.09%
Fidelity Advisor Income Replacement 2026 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2026 Fund: Class C	John Hancock	Baton Rouge	LA	96.16%
Fidelity Advisor Income Replacement 2026 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2028 Fund: Class A	Wells Fargo Bank	San Francisco	CA	83.13%
Fidelity Advisor Income Replacement 2028 Fund: Class A	Intervest International Equities Corp.	Colorado Springs	CO	13.14%
Fidelity Advisor Income Replacement 2028 Fund: Class T	The O.N. Equity Sales Company	Cincinnati	OH	63.79%
Fidelity Advisor Income Replacement 2028 Fund: Class T	W. R. Rice Financial Services Inc	Portland	ME	20.54%
Fidelity Advisor Income Replacement 2028 Fund: Class T	Minnesota Mutual Companies, Inc.	Saint Paul	MN	15.66%
Fidelity Advisor Income Replacement 2028 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	52.96%
Fidelity Advisor Income Replacement 2028 Fund: Class C	SWS Financial Services	Mason City	IA	36.45%
Fidelity Advisor Income Replacement 2028 Fund: Class C	Calton & Associates, Inc.	Tampa	FL	10.59%
Fidelity Advisor Income Replacement 2028 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2030 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2030 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	69.18%
Fidelity Advisor Income Replacement 2030 Fund: Class T	W. R. Rice Financial Services Inc	Portland	ME	30.81%
Fidelity Advisor Income Replacement 2030 Fund: Class C	Great American Advisors	Cincinnati	OH	54.84%
Fidelity Advisor Income Replacement 2030 Fund: Class C	ING	Des Moines	IA	32.23%
Fidelity Advisor Income Replacement 2030 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	12.92%
Fidelity Advisor Income Replacement 2030 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2032 Fund: Class A	American Portfolios Financial Services, Inc.	Holbrook	NY	88.70%
Fidelity Advisor Income Replacement 2032 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	11.30%
Fidelity Advisor Income Replacement 2032 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2032 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2032 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2034 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	61.15%
Fidelity Advisor Income Replacement 2034 Fund: Class A	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	38.84%
Fidelity Advisor Income Replacement 2034 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2034 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	63.27%
Fidelity Advisor Income Replacement 2034 Fund: Class C	RBC Dain Rauscher Corp.	Minneapolis	MN	36.75%
Fidelity Advisor Income Replacement 2034 Fund: Institutional Class	Wells Fargo Bank	San Francisco	CA	64.22%
Fidelity Advisor Income Replacement 2034 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	35.77%
Fidelity Advisor Income Replacement 2036 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2036 Fund: Class T	AIG	New York	NY	61.38%
Fidelity Advisor Income Replacement 2036 Fund: Class T	Minnesota Mutual Companies, Inc.	Saint Paul	MN	30.77%
Fidelity Advisor Income Replacement 2036 Fund: Class T	ADP	Roseland	NJ	6.11%
Fidelity Advisor Income Replacement 2036 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2036 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2038 Fund: Class A	Symetra Investment Services Inc.	Seattle	WA	58.91%
Fidelity Advisor Income Replacement 2038 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	41.09%
Fidelity Advisor Income Replacement 2038 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2038 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	100.01%
Fidelity Advisor Income Replacement 2038 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Advisor Income Replacement 2040 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2040 Fund: Class T	The O.N. Equity Sales Company	Cincinnati	OH	52.25%
Fidelity Advisor Income Replacement 2040 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	47.76%
Fidelity Advisor Income Replacement 2040 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2040 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2042 Fund: Class A	Fidelity Distributors Corp.	Boston	MA	61.01%
Fidelity Advisor Income Replacement 2042 Fund: Class A	First Command	Fort Worth	TX	28.88%
Fidelity Advisor Income Replacement 2042 Fund: Class A	LPL Financial	San Diego	CA	10.10%
Fidelity Advisor Income Replacement 2042 Fund: Class T	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2042 Fund: Class C	Fidelity Distributors Corp.	Boston	MA	100.00%
Fidelity Advisor Income Replacement 2042 Fund: Institutional Class	Fidelity Distributors Corp.	Boston	MA	99.99%
Fidelity Total Bond Fund*	Fidelity Freedom 2020 Fund	Boston	MA	9.56%
Fidelity Total Bond Fund*	Fidelity Freedom 2010 Fund	Boston	MA	7.26%
Fidelity Total Bond Fund*	Fidelity Freedom 2015 Fund	Boston	MA	5.09%
Fidelity Advisor Total Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	40.50%
Fidelity Advisor Total Bond Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	20.64%
Fidelity Advisor Total Bond Fund: Class T	QA3 Financial Corporation	Omaha	NE	11.34%
Fidelity Advisor Total Bond Fund: Class T	LPL Financial	West Palm Beach	FL	6.80%
Fidelity Advisor Total Bond Fund: Class T	Legend Equities Corporation	Palm Beach Gardens	FL	6.74%
Fidelity Advisor Total Bond Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	21.15%
Fidelity Advisor Total Bond Fund: Class B	Merrill Lynch	Jacksonville	FL	12.16%
Fidelity Advisor Total Bond Fund: Class B	LPL Financial	San Diego	CA	6.78%
Fidelity Advisor Total Bond Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	6.47%
Fidelity Advisor Total Bond Fund: Class B	Legend Equities Corporation	Palm Beach Gardens	FL	5.63%
Fidelity Advisor Total Bond Fund: Class C	LPL Financial	West Palm Beach	FL	17.20%
Fidelity Advisor Total Bond Fund: Class C	Bryan Funding, Inc.	Canonsburg	PA	11.67%
Fidelity Advisor Total Bond Fund: Class C	LPL Financial	San Diego	CA	8.22%
Fidelity Advisor Total Bond Fund: Class C	ProEquities, Inc.	Birmingham	AL	6.66%
Fidelity Advisor Total Bond Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	5.08%
Fidelity Advisor Total Bond Fund: Institutional Class	Fidelity Advisor Freedom 2020 Fund	Boston	MA	13.60%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	11.09%
Fidelity Advisor Total Bond Fund: Institutional Class	Fidelity Advisor Freedom 2015 Fund	Boston	MA	10.89%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	9.95%
Fidelity Advisor Total Bond Fund: Institutional Class	Fidelity Advisor Freedom 2010 Fund	Boston	MA	8.50%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	8.41%
Fidelity Advisor Total Bond Fund: Institutional Class	Fidelity Advisor Freedom 2025 Fund	Boston	MA	7.25%
Fidelity Advisor Total Bond Fund: Institutional Class	New Hampshire Higher Education	Boston	MA	5.28%
Fidelity Advisor Total Bond Fund: Institutional Class	Fidelity Advisor Freedom 2030 Fund	Boston	MA	5.04%
Fidelity Advisor Ultra-Short Bond Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	32.30%
Fidelity Advisor Ultra-Short Bond Fund: Class A	Next Financial Group	Houston	TX	6.96%
Fidelity Advisor Ultra-Short Bond Fund: Class A	UBS AG	Weehawken	NJ	6.74%
Fidelity Advisor Ultra-Short Bond Fund: Class A	JP Morgan Chase	Columbus	OH	5.67%
Fidelity Advisor Ultra-Short Bond Fund: Class T	LPL Financial	San Diego	CA	26.31%
Fidelity Advisor Ultra-Short Bond Fund: Class T	Next Financial Group	Houston	TX	11.56%
Fidelity Advisor Ultra-Short Bond Fund: Class T	First Tennessee National Corp.	Memphis	TN	10.48%
Fidelity Advisor Ultra-Short Bond Fund: Class T	Commonwealth Financial Network	Waltham	MA	7.81%
Fidelity Advisor Ultra-Short Bond Fund: Class T	UBS AG	Weehawken	NJ	5.90%
Fidelity Advisor Ultra-Short Bond Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	63.47%
Fidelity Advisor Ultra-Short Bond Fund: Institutional Class	Fidelity Investments Institutional Services Co.	Boston	MA	19.94%
FIDELITY MASSACHUSETTS MUNICIPAL TRUST:
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	Sovereign Bank	Dorchester	MA	75.46%
Fidelity Massachusetts AMT Tax-Free Money Market Fund: Service Class	BankAmerica Corp.	Charlotte	NC	6.47%
FIDELITY MUNICIPAL TRUST:
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	30.27%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	JP Morgan Chase	Columbus	OH	10.92%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class A	Morgan Stanley & Co Inc.	Jersey City	NJ	8.62%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	UBS AG	Weehawken	NJ	29.53%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	Ameriprise Financial Corporation	Minneapolis	MN	8.05%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	Fidelity Investment Advisor Group (FIAG)	Boston	MA	7.04%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class T	AIG	Atlanta	GA	7.02%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	20.35%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	LPL Financial	San Diego	CA	10.34%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	8.40%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	7.18%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	Merrill Lynch	Jacksonville	FL	18.21%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	Citigroup, Inc.	New York	NY	9.56%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	9.20%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	7.78%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	26.96%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	Charles Schwab & Co., Inc.	San Francisco	CA	17.22%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	Commonwealth Financial Network	Waltham	MA	11.49%
Fidelity Advisor Short-Intermediate Municipal Income Fund: Institutional Class	ING	Denver	CO	6.28%
Fidelity Michigan Municipal Income Fund	National City Corporation	Cleveland	OH	5.33%
Fidelity Pennsylvania Municipal Income Fund	Fulton Financial Corp.	Lancaster	PA	7.51%
Fidelity Pennsylvania Municipal Income Fund	National City Corporation	Cleveland	OH	6.13%
FIDELITY NEW YORK MUNICIPAL TRUST:
Fidelity Advisor New York Municipal Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	13.68%
Fidelity Advisor New York Municipal Income Fund: Class A	Penn Mutual Life Insurance & Annuity Company	Horsham	PA	7.80%
Fidelity Advisor New York Municipal Income Fund: Class A	UBS AG	Weehawken	NJ	7.41%
Fidelity Advisor New York Municipal Income Fund: Class A	Merrill Lynch	Jacksonville	FL	7.27%
Fidelity Advisor New York Municipal Income Fund: Class A	Citigroup, Inc.	Long Island City	NY	6.14%
Fidelity Advisor New York Municipal Income Fund: Class A	JP Morgan Chase	Columbus	OH	5.16%
Fidelity Advisor New York Municipal Income Fund: Class T	Principal Financial Group	Des Moines	IA	10.61%
Fidelity Advisor New York Municipal Income Fund: Class T	Cadaret Grant & Company, Inc.	Manlius	NY	10.09%
Fidelity Advisor New York Municipal Income Fund: Class T	American Portfolios Financial Services, Inc.	Holbrook	NY	9.51%
Fidelity Advisor New York Municipal Income Fund: Class T	JP Morgan Chase	Columbus	OH	9.31%
Fidelity Advisor New York Municipal Income Fund: Class T	Raymond James & Associates, Inc.	Saint Petersburg	FL	8.94%
Fidelity Advisor New York Municipal Income Fund: Class T	Merrill Lynch	Jacksonville	FL	8.58%
Fidelity Advisor New York Municipal Income Fund: Class T	UBS AG	Weehawken	NJ	7.45%
Fidelity Advisor New York Municipal Income Fund: Class T	ING	Des Moines	IA	6.69%
Fidelity Advisor New York Municipal Income Fund: Class B	Citigroup, Inc.	Long Island City	NY	11.93%
Fidelity Advisor New York Municipal Income Fund: Class B	Merrill Lynch	Jacksonville	FL	11.70%
Fidelity Advisor New York Municipal Income Fund: Class B	Citigroup, Inc.	New York	NY	9.99%
Fidelity Advisor New York Municipal Income Fund: Class B	UBS AG	Weehawken	NJ	7.90%
Fidelity Advisor New York Municipal Income Fund: Class B	Janney Montgomery Scott LLC	Philadelphia	PA	7.17%
Fidelity Advisor New York Municipal Income Fund: Class C	Merrill Lynch	Jacksonville	FL	37.63%
Fidelity Advisor New York Municipal Income Fund: Class C	Citigroup, Inc.	New York	NY	6.71%
Fidelity Advisor New York Municipal Income Fund: Class C	Investacorp, Inc.	Miami Lakes	FL	6.40%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	Merrill Lynch	Jacksonville	FL	22.48%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	Commonwealth Financial Network	Waltham	MA	16.36%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	LPL Financial	San Diego	CA	10.49%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	MetLife	Iselin	NJ	8.90%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	Hibernia Corp.	New Orleans	LA	7.73%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	Canandaigua National Bank & Trust	Canandaigua	NY	6.22%
Fidelity Advisor New York Municipal Income Fund: Institutional Class	AXA Financial	New York	NY	5.57%
FIDELITY NEW YORK MUNICIPAL TRUST II:
Fidelity New York AMT Tax-Free Money Market Fund: Service Class	Bank Hapoalim	New York	NY	99.55%
FIDELITY NEWBURY STREET TRUST:
Treasury Fund: Advisor B Class	Ameriprise Financial Corporation	Minneapolis	MN	6.53%
Treasury Fund: Advisor C Class	WRP Investments Inc.	Youngstown	OH	9.60%
Treasury Fund: Capital Reserves Class	Bank Hapoalim	New York	NY	14.77%
FIDELITY SCHOOL STREET TRUST:
Fidelity Advisor Intermediate Municipal Income Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	35.43%
Fidelity Advisor Intermediate Municipal Income Fund: Class A	AIG	New York	NY	6.32%
Fidelity Advisor Intermediate Municipal Income Fund: Class A	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	5.78%
Fidelity Advisor Intermediate Municipal Income Fund: Class A	Raymond James & Associates, Inc.	Saint Petersburg	FL	5.61%
Fidelity Advisor Intermediate Municipal Income Fund: Class T	Ameritas	Lincoln	NE	13.20%
Fidelity Advisor Intermediate Municipal Income Fund: Class T	LPL Financial	West Palm Beach	FL	11.14%
Fidelity Advisor Intermediate Municipal Income Fund: Class T	Commonwealth Financial Network	Waltham	MA	9.80%
Fidelity Advisor Intermediate Municipal Income Fund: Class T	UBS AG	Weehawken	NJ	6.70%
Fidelity Advisor Intermediate Municipal Income Fund: Class T	Mass Mutual	Springfield	MA	6.36%
Fidelity Advisor Intermediate Municipal Income Fund: Class T	Wells Fargo Bank	San Diego	CA	5.33%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	Ameriprise Financial Corporation	Minneapolis	MN	15.60%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	15.40%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	Merrill Lynch	Jacksonville	FL	11.39%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	BankAmerica Corp.	Charlotte	NC	10.66%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	Heartland Investment Associates, Inc.	Cedar Rapids	IA	8.56%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	7.63%
Fidelity Advisor Intermediate Municipal Income Fund: Class B	Edward D. Jones & Co	Maryland Heights	MO	5.08%
Fidelity Advisor Intermediate Municipal Income Fund: Class C	Merrill Lynch	Jacksonville	FL	21.09%
Fidelity Advisor Intermediate Municipal Income Fund: Class C	Ameriprise Financial Corporation	Minneapolis	MN	12.33%
Fidelity Advisor Intermediate Municipal Income Fund: Class C	Wachovia/ Prudential Financial Advisors, LLC	Charlotte	NC	11.28%
Fidelity Advisor Intermediate Municipal Income Fund: Class C	BankAmerica Corp.	Charlotte	NC	5.62%
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	Edward D. Jones & Co	Maryland Heights	MO	34.30%
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	BankAmerica Corp.	Charlotte	NC	8.24%
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	Commonwealth Financial Network	Waltham	MA	6.48%
Fidelity Advisor Intermediate Municipal Income Fund: Institutional Class	Charles Schwab & Co., Inc.	San Francisco	CA	6.45%
FIDELITY UNION STREET TRUST:
Fidelity Arizona Municipal Income Fund	Charles Schwab & Co., Inc.	San Francisco	CA	6.65%

* The information shown above is for a class of shares of the fund.

APPENDIX F

Number of Meetings Held During Most Recent Fiscal Year Ended:

FYE	4/30/09	3/31/09	2/28/09	1/31/09	12/31/08
BOARD	12	11	11	11	11
COMMITTEE
Audit	5	5	6	8	9
Operations	24	24	22	22	21
Governance and Nominating	7	8	8	9	9
FYE	11/30/08	10/31/08	9/30/08	8/31/08	7/31/08
BOARD	10	10	10	10	10
COMMITTEE
Audit	9	10	11	12	12
Operations	20	18	14	11	11
Governance and Nominating	9	9	10	11	11

APPENDIX G

Interested Nominees

Dollar range of fund shares as of 3/31/09

Abigail P. Johnson

James C. Curvey

Advisor Freedom 2005	none	none
Advisor Freedom 2010	none	none
Advisor Freedom 2015	none	none
Advisor Freedom 2020	none	none
Advisor Freedom 2025	over $100,000	none
Advisor Freedom 2030	none	none
Advisor Freedom 2035	none	none
Advisor Freedom 2040	none	none
Advisor Freedom 2045	none	none
Advisor Freedom 2050	none	none
Advisor Freedom Income	none	none
Freedom 2000	none	none
Freedom 2005	none	none
Freedom 2010	none	none
Freedom 2015	none	none
Freedom 2020	none	none
Freedom 2025	none	none
Freedom 2030	none	none
Freedom 2035	none	none
Freedom 2040	none	none
Freedom 2045	none	none
Freedom 2050	none	none
Freedom Income	none	none
Institutional Short-Intermediate Government	none	none
California Municipal Income	none	none
California Short-Intermediate Tax-Free Bond	none	none
California AMT Tax-Free Money Market	none	none
California Municipal Money Market	none	none
Asset Manager 20%	none	none
Asset Manager 30%	none	none
Asset Manager 40%	none	none
Asset Manager 50%	none	none
Asset Manager 60%	none	none
Asset Manager 70%	none	none
Asset Manager 85%	none	none
Series Broad Market Opportunities	none	none
Global Balanced	none	none
Dynamic Strategies	none	none
Inflation-Protected Bond	none	none
Intermediate Bond	none	none
Investment Grade Bond	none	none
Series Investment Grade Bond	none	none
Short-Term Bond	none	none
Select Money Market Portfolio	none	none
Spartan Intermediate Treasury Bond Index	none	none
Spartan Long-Term Treasury Bond Index	none	none
Spartan Short-Term Treasury Bond Index	none	none
Strategic Dividend and Income	none	none
Strategic Real Return	none	none
Tax-Free Bond	none	none
U.S. Bond Index	none	none
Money Market Central	none	none
VIP Investment Grade Central	none	none
Government Money Market	none	none
Money Market	none	none
U.S. Treasury Money Market	none	none
Ginnie Mae	none	none
Government Income	none	none
Income Replacement 2016	none	none
Income Replacement 2018	none	none
Income Replacement 2020	none	none
Income Replacement 2022	none	none
Income Replacement 2024	none	none
Income Replacement 2026	none	none
Income Replacement 2028	none	none
Income Replacement 2030	none	none
Income Replacement 2032	none	none
Income Replacement 2034	none	none
Income Replacement 2036	none	none
Income Replacement 2038	none	none
Income Replacement 2040	none	none
Income Replacement 2042	none	none
Intermediate Government Income	none	none
Total Bond	none	none
Ultra-Short Bond	none	none
Massachusetts AMT Tax-Free Money Market	none	none
Massachusetts Municipal Income	none	none
Massachusetts Municipal Money Market	over $100,000	none
Michigan Municipal Income	none	none
Minnesota Municipal Income	none	none
Municipal Income	none	none
Ohio Municipal Income	none	none
Pennsylvania Municipal Income	none	none
Short-Intermediate Municipal Income	none	none
Michigan Municipal Money Market	none	none
Ohio Municipal Money Market	none	none
Pennsylvania Municipal Money Market	none	none
Prime	none	none
Tax-Exempt	none	$50,001 - $100,000
Treasury	none	none
New York Municipal Income	none	none
New York AMT Tax-Free Money Market	none	none
New York Municipal Money Market	none	none
Four-in-One Index	none	none
Cash Central	none	none
Municipal Cash Central	none	none
Securities Lending Cash Central	none	none
Tax-Free Cash Central	none	none
Intermediate Municipal Income	none	none
Strategic Income	none	none
Arizona Municipal Income	none	none
Maryland Municipal Income	none	none
AMT Tax-Free Money	none	none
Arizona Municipal Money Market	none	none
Municipal Money Market	none	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees

Dollar range of fund shares as of 12/31/08

Albert R. Gamper

Arthur E. Johnson

Michael E. Kenneally

Advisor Freedom 2005	none	none	none
Advisor Freedom 2010	none	none	none
Advisor Freedom 2015	none	none	none
Advisor Freedom 2020	none	none	none
Advisor Freedom 2025	none	none	none
Advisor Freedom 2030	none	none	none
Advisor Freedom 2035	none	none	none
Advisor Freedom 2040	none	none	none
Advisor Freedom 2045	none	none	none
Advisor Freedom 2050	none	none	none
Advisor Freedom Income	none	none	none
Freedom 2000	none	none	none
Freedom 2005	none	none	none
Freedom 2010	none	none	none
Freedom 2015	none	none	none
Freedom 2020	none	none	none
Freedom 2025	none	none	none
Freedom 2030	none	none	none
Freedom 2035	none	none	none
Freedom 2040	none	none	none
Freedom 2045	none	none	none
Freedom 2050	none	none	none
Freedom Income	none	none	none
Institutional Short-Intermediate Government	none	none	none
California Municipal Income	none	none	none
California Short-Intermediate Tax-Free Bond	none	none	none
California AMT Tax-Free Money Market	none	none	none
California Municipal Money Market	none	none	none
Asset Manager 20%	none	none	none
Asset Manager 30%	none	none	none
Asset Manager 40%	none	none	none
Asset Manager 50%	none	none	none
Asset Manager 60%	none	none	none
Asset Manager 70%	none	none	none
Asset Manager 85%	none	none	none
Series Broad Market Opportunities	none	none	none
Global Balanced	none	none	none
Dynamic Strategies	none	none	none
Inflation-Protected Bond	$50,001 - $100,000	none	none
Intermediate Bond	none	none	none
Investment Grade Bond	$10,001 - $50,000	none	none
Series Investment Grade Bond	none	none	none
Short-Term Bond	none	none	none
Select Money Market Portfolio	none	none	none
Spartan Intermediate Treasury Bond Index	none	none	none
Spartan Long-Term Treasury Bond Index	none	none	none
Spartan Short-Term Treasury Bond Index	none	none	none
Strategic Dividend and Income	none	none	none
Strategic Real Return	none	$10,001 - $50,000	none
Tax-Free Bond	none	none	none
U.S. Bond Index	none	none	none
Money Market Central	none	none	none
VIP Investment Grade Central	none	none	none
Government Money Market	none	none	none
Money Market	none	none	none
U.S. Treasury Money Market	none	none	none
Ginnie Mae	none	none	none
Government Income	none	none	none
Income Replacement 2016	none	none	none
Income Replacement 2018	none	none	none
Income Replacement 2020	none	none	none
Income Replacement 2022	none	none	none
Income Replacement 2024	none	none	none
Income Replacement 2026	none	none	none
Income Replacement 2028	none	none	none
Income Replacement 2030	none	none	none
Income Replacement 2032	none	none	none
Income Replacement 2034	none	none	none
Income Replacement 2036	none	none	none
Income Replacement 2038	none	none	none
Income Replacement 2040	none	none	none
Income Replacement 2042	none	none	none
Intermediate Government Income	none	none	none
Total Bond	$10,001 - $50,000	none	none
Ultra-Short Bond	none	none	none
Massachusetts AMT Tax-Free Money Market	none	none	none
Massachusetts Municipal Income	none	none	none
Massachusetts Municipal Money Market	none	none	none
Michigan Municipal Income	none	none	none
Minnesota Municipal Income	none	none	none
Municipal Income	none	none	none
Ohio Municipal Income	none	none	none
Pennsylvania Municipal Income	none	none	none
Short-Intermediate Municipal Income	none	none	none
Michigan Municipal Money Market	none	none	none
Ohio Municipal Money Market	none	none	none
Pennsylvania Municipal Money Market	none	none	none
Prime	none	none	none
Tax-Exempt	none	none	none
Treasury	none	none	none
New York Municipal Income	none	none	none
New York AMT Tax-Free Money Market	none	none	none
New York Municipal Money Market	none	none	none
Four-in-One Index	none	none	none
Cash Central	none	none	none
Municipal Cash Central	none	none	none
Securities Lending Cash Central	none	none	none
Tax-Free Cash Central	none	none	none
Intermediate Municipal Income	none	none	none
Strategic Income	$10,001 - $50,000	none	none
Arizona Municipal Income	none	none	none
Maryland Municipal Income	none	none	none
AMT Tax-Free Money	none	none	none
Arizona Municipal Money Market	none	none	none
Municipal Money Market	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$50,001 - $100,000	none
Independent Nominees

Dollar range of fund shares as of 12/31/08

James H. Keyes

Marie L. Knowles

Kenneth L. Wolfe

Advisor Freedom 2005	none	none	none
Advisor Freedom 2010	none	none	none
Advisor Freedom 2015	none	none	none
Advisor Freedom 2020	none	none	none
Advisor Freedom 2025	none	none	none
Advisor Freedom 2030	none	none	none
Advisor Freedom 2035	none	none	none
Advisor Freedom 2040	none	none	none
Advisor Freedom 2045	none	none	none
Advisor Freedom 2050	none	none	none
Advisor Freedom Income	none	none	none
Freedom 2000	none	none	none
Freedom 2005	none	none	none
Freedom 2010	none	none	none
Freedom 2015	none	none	none
Freedom 2020	none	none	none
Freedom 2025	none	none	none
Freedom 2030	none	none	none
Freedom 2035	none	none	none
Freedom 2040	none	none	none
Freedom 2045	none	none	none
Freedom 2050	none	none	none
Freedom Income	none	none	none
Institutional Short-Intermediate Government	none	none	none
California Municipal Income	none	none	none
California Short-Intermediate Tax-Free Bond	none	none	none
California AMT Tax-Free Money Market	none	none	none
California Municipal Money Market	none	$10,001 - $50,000	none
Asset Manager 20%	none	none	none
Asset Manager 30%	none	none	none
Asset Manager 40%	none	none	none
Asset Manager 50%	none	none	none
Asset Manager 60%	none	none	none
Asset Manager 70%	none	none	none
Asset Manager 85%	none	none	none
Series Broad Market Opportunities	none	none	none
Global Balanced	none	none	none
Dynamic Strategies	none	none	none
Inflation-Protected Bond	none	$50,001 - $100,000	none
Intermediate Bond	none	none	none
Investment Grade Bond	none	none	none
Series Investment Grade Bond	none	none	none
Short-Term Bond	none	none	none
Select Money Market Portfolio	none	none	none
Spartan Intermediate Treasury Bond Index	none	none	none
Spartan Long-Term Treasury Bond Index	none	none	none
Spartan Short-Term Treasury Bond Index	none	none	none
Strategic Dividend and Income	none	none	none
Strategic Real Return	none	none	none
Tax-Free Bond	none	none	none
U.S. Bond Index	none	none	none
Money Market Central	none	none	none
VIP Investment Grade Central	none	none	none
Government Money Market	none	none	none
Money Market	none	none	none
U.S. Treasury Money Market	none	none	none
Ginnie Mae	none	none	none
Government Income	none	none	none
Income Replacement 2016	none	none	none
Income Replacement 2018	none	none	none
Income Replacement 2020	none	none	none
Income Replacement 2022	none	none	none
Income Replacement 2024	none	none	none
Income Replacement 2026	none	none	none
Income Replacement 2028	none	none	none
Income Replacement 2030	none	none	none
Income Replacement 2032	none	none	none
Income Replacement 2034	none	none	none
Income Replacement 2036	none	none	none
Income Replacement 2038	none	none	none
Income Replacement 2040	none	none	none
Income Replacement 2042	none	none	none
Intermediate Government Income	none	none	none
Total Bond	$50,001 - $100,000	none	none
Ultra-Short Bond	none	none	none
Massachusetts AMT Tax-Free Money Market	none	none	none
Massachusetts Municipal Income	none	none	none
Massachusetts Municipal Money Market	none	none	none
Michigan Municipal Income	none	none	none
Minnesota Municipal Income	none	none	none
Municipal Income	none	none	none
Ohio Municipal Income	none	none	none
Pennsylvania Municipal Income	none	none	none
Short-Intermediate Municipal Income	none	none	none
Michigan Municipal Money Market	none	none	none
Ohio Municipal Money Market	none	none	none
Pennsylvania Municipal Money Market	none	none	none
Prime	none	none	none
Tax-Exempt	none	none	none
Treasury	none	none	none
New York Municipal Income	none	none	none
New York AMT Tax-Free Money Market	none	none	none
New York Municipal Money Market	none	none	none
Four-in-One Index	none	none	none
Cash Central	none	none	none
Municipal Cash Central	none	none	none
Securities Lending Cash Central	none	none	none
Tax-Free Cash Central	none	none	none
Intermediate Municipal Income	none	none	none
Strategic Income	none	none	none
Arizona Municipal Income	none	none	none
Maryland Municipal Income	none	none	none
AMT Tax-Free Money	none	none	none
Arizona Municipal Money Market	none	none	none
Municipal Money Market	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	$50,001 - $100,000	over $100,000	over $100,000

APPENDIX H

The following table sets forth information describing the compensation of each nominee for his or her services, for each fund's fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2008, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Albert R. Gamper	Arthur E. Johnson[2]	Michael E. Kenneally[3]	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Advisor Freedom 2005	$ 62	$ 61	$ 28	$ 62	$ 67	$ 72
Advisor Freedom 2010	$ 314	$ 308	$ 141	$ 314	$ 337	$ 364
Advisor Freedom 2015	$ 396	$ 389	$ 178	$ 396	$ 426	$ 461
Advisor Freedom 2020	$ 642	$ 631	$ 278	$ 642	$ 689	$ 744
Advisor Freedom 2025	$ 382	$ 376	$ 169	$ 382	$ 411	$ 444
Advisor Freedom 2030	$ 465	$ 457	$ 201	$ 465	$ 499	$ 539
Advisor Freedom 2035	$ 228	$ 224	$ 100	$ 228	$ 244	$ 264
Advisor Freedom 2040	$ 330	$ 324	$ 139	$ 330	$ 354	$ 382
Advisor Freedom 2045	$ 45	$ 45	$ 22	$ 45	$ 49	$ 53
Advisor Freedom 2050	$ 42	$ 41	$ 20	$ 42	$ 45	$ 49
Advisor Freedom Income	$ 75	$ 74	$ 36	$ 75	$ 80	$ 87
Freedom 2000	$ 728	$ 715	$ 330	$ 728	$ 781	$ 845
Freedom 2005	$ 419	$ 412	$ 180	$ 419	$ 450	$ 485
Freedom 2010B	$ 5,337	$ 5,241	$ 2,223	$ 5,337	$ 7,527	$ 6,171
Freedom 2015	$ 3,049	$ 2,994	$ 1,348	$ 3,049	$ 3,273	$ 3,538
Freedom 2020C	$ 7,855	$ 7,715	$ 3,277	$ 7,855	$ 8,430	$ 9,086
Freedom 2025	$ 2,850	$ 2,799	$ 1,240	$ 2,850	$ 3,059	$ 3,306
Freedom 2030D	$ 5,264	$ 5,170	$ 2,168	$ 5,264	$ 5,649	$ 6,087
Freedom 2035	$ 1,695	$ 1,665	$ 739	$ 1,695	$ 1,820	$ 1,967
Freedom 2040	$ 2,792	$ 2,742	$ 1,159	$ 2,792	$ 2,997	$ 3,230
Freedom 2045	$ 346	$ 340	$ 167	$ 346	$ 372	$ 404
Freedom 2050	$ 304	$ 299	$ 140	$ 304	$ 327	$ 354
Freedom Income	$ 1,073	$ 1,054	$ 493	$ 1,073	$ 1,152	$ 1,246
Institutional Short-Intermediate Government	$ 160	$ 151	$ 25	$ 161	$ 173	$ 179
California Municipal Income	$ 683	$ 670	$ 263	$ 683	$ 733	$ 784
California Short-Intermediate Tax-Free Bond	$ 102	$ 100	$ 52	$ 102	$ 110	$ 119
California AMT Tax-Free Money Market	$ 2,083	$ 2,044	$ 757	$ 2,083	$ 2,238	$ 2,391
California Municipal Money Market	$ 2,724	$ 2,672	$ 1,147	$ 2,724	$ 2,926	$ 3,143
Asset Manager 20%	$ 761	$ 597	$ 0	$ 765	$ 817	$ 811
Asset Manager 30%	$ 7	$ 7	$ 0	$ 7	$ 8	$ 8
Asset Manager 40%	$ 4	$ 4	$ 0	$ 4	$ 5	$ 5
Asset Manager 50%E	$ 2,399	$ 1,829	$ 0	$ 2,413	$ 2,578	$ 2,549
Asset Manager 60%	$ 4	$ 4	$ 0	$ 4	$ 5	$ 5
Asset Manager 70%F	$ 869	$ 662	$ 0	$ 874	$ 934	$ 924
Asset Manager 85%	$ 170	$ 132	$ 0	$ 171	$ 183	$ 181
Series Broad Market Opportunities	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Global Balanced	$ 136	$ 120	$ 0	$ 137	$ 147	$ 149
Dynamic Strategies	$ 33	$ 33	$ 8	$ 34	$ 36	$ 39
Inflation-Protected Bond	$ 444	$ 192	$ 0	$ 449	$ 517	$ 455
Intermediate BondG	$ 2,191	$ 1,498	$ 0	$ 2,196	$ 2,364	$ 2,280
Investment Grade BondH	$ 3,110	$ 2,110	$ 0	$ 3,116	$ 3,356	$ 3,235
Series Investment Grade Bond+	$ 2,878	$ 2,878	$ 0	$ 2,878	$ 3,081	$ 3,486
Short-Term BondI	$ 1,995	$ 1,380	$ 0	$ 1,999	$ 2,152	$ 2,077
Select Money Market	$ 3,111	$ 3,054	$ 1,262	$ 3,111	$ 3,340	$ 3,587
Spartan Intermediate Treasury Bond Index	$ 571	$ 561	$ 278	$ 571	$ 613	$ 662
Spartan Long-Term Treasury Bond Index	$ 76	$ 75	$ 41	$ 76	$ 82	$ 89
Spartan Short-Term Treasury Bond Index	$ 204	$ 200	$ 108	$ 204	$ 219	$ 237
Strategic Dividend & Income	$ 430	$ 395	$ 33	$ 432	$ 465	$ 470
Strategic Real Return	$ 1,707	$ 1,398	$ 0	$ 1,716	$ 1,832	$ 1,827
Tax-Free Bond	$ 447	$ 438	$ 154	$ 447	$ 481	$ 512
U.S. Bond IndexJ	$ 2,408	$ 1,760	$ 0	$ 2,414	$ 2,595	$ 2,511
Money Market Central	$ 178	$ 136	$ 0	$ 179	$ 191	$ 189
VIP Investment Grade Central	$ 1,362	$ 1,340	$ 285	$ 1,368	$ 1,471	$ 1,535
Government Money Market	$ 161	$ 71	$ 0	$ 163	$ 186	$ 165
Money MarketK	$ 1,936	$ 747	$ 0	$ 1,961	$ 2,266	$ 1,989
U.S. Treasury Money Market	$ 741	$ 368	$ 0	$ 749	$ 842	$ 758
Ginnie MaeL	$ 865	$ 546	$ 0	$ 870	$ 934	$ 882
Government Income	$ 2,072	$ 1,330	$ 0	$ 2,083	$ 2,235	$ 2,110
Income Replacement 2016	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2018	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2020	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2022	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2024	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2026	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2028	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1
Income Replacement 2030	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2032	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2034	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2036	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2038	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2040	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Income Replacement 2042	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0
Intermediate Government Income	$ 215	$ 143	$ 0	$ 217	$ 232	$ 219
Total BondM	$ 2,806	$ 2,174	$ 0	$ 2,815	$ 3,021	$ 2,930
Ultra-Short Bond	$ 151	$ 69	$ 0	$ 152	$ 164	$ 156
Massachusetts AMT Tax-Free Money Market	$ 1,374	$ 1,348	$ 417	$ 1,374	$ 1,476	$ 1,558
Massachusetts Municipal Income	$ 796	$ 780	$ 253	$ 796	$ 855	$ 905
Massachusetts Municipal Money Market	$ 2,230	$ 2,186	$ 743	$ 2,230	$ 2,396	$ 2,535
Michigan Municipal Income	$ 231	$ 227	$ 51	$ 232	$ 250	$ 261
Minnesota Municipal Income	$ 142	$ 139	$ 32	$ 142	$ 153	$ 160
Municipal Income	$ 1,930	$ 1,899	$ 414	$ 1,938	$ 2,084	$ 2,174
Ohio Municipal Income	$ 167	$ 164	$ 37	$ 167	$ 180	$ 188
Pennsylvania Municipal Income	$ 127	$ 125	$ 29	$ 127	$ 137	$ 143
Short-Intermediate Municipal Income	$ 699	$ 686	$ 166	$ 701	$ 755	$ 791
Michigan Municipal Money Market	$ 436	$ 429	$ 105	$ 438	$ 471	$ 494
Ohio Municipal Money Market	$ 459	$ 452	$ 110	$ 461	$ 496	$ 519
Pennsylvania Municipal Money Market	$ 315	$ 309	$ 79	$ 316	$ 340	$ 356
PrimeN	$ 7,183	$ 6,347	$ 0	$ 7,216	$ 7,743	$ 7,833
Tax-ExemptO	$ 2,452	$ 2,198	$ 0	$ 2,463	$ 2,643	$ 2,687
Treasury	$ 1,476	$ 1,306	$ 0	$ 1,483	$ 1,592	$ 1,613
New York Municipal Income	$ 621	$ 609	$ 196	$ 621	$ 667	$ 706
New York AMT Tax-Free Money Market	$ 1,466	$ 1,438	$ 431	$ 1,466	$ 1,575	$ 1,663
New York Municipal Money Market	$ 2,330	$ 2,284	$ 809	$ 2,330	$ 2,504	$ 2,656
Four-in-One Index	$ 711	$ 699	$ 254	$ 711	$ 764	$ 815
Cash Central	$ 8,429	$ 3,818	$ 0	$ 8,486	$ 9,129	$ 8,607
Municipal Cash Central	$ 226	$ 129	$ 0	$ 228	$ 245	$ 230
Securities Lending Cash Central	$ 4,840	$ 2,127	$ 0	$ 4,871	$ 5,237	$ 4,934
Tax-Free Cash Central	$ 156	$ 81	$ 0	$ 158	$ 170	$ 160
Intermediate Municipal Income	$ 992	$ 973	$ 250	$ 995	$ 1,071	$ 1,128
Strategic Income	$ 1,945	$ 1,915	$ 387	$ 1,953	$ 2,101	$ 2,190
Arizona Municipal Income	$ 39	$ 28	$ 0	$ 39	$ 42	$ 41
Maryland Municipal Income	$ 41	$ 30	$ 0	$ 41	$ 44	$ 43
AMT Tax-Free Money	$ 1,003	$ 709	$ 0	$ 1,005	$ 1,081	$ 1,045
Arizona Municipal Money Market	$ 108	$ 78	$ 0	$ 108	$ 116	$ 112
Municipal Money MarketP	$ 6,192	$ 4,533	$ 0	$ 6,208	$ 6,672	$ 6,460
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 405,583	$ 402,083	$ 62,167	$ 408,083	$ 437,500	$ 442,333

1 Abigail P. Johnson and James C. Curvey are interested persons and are compensated by FMR.

2 For the period January 1, 2008 through July 31, 2008, Mr. Arthur E. Johnson served as a Member of the Advisory Board. Effective August 1, 2008, Mr. Johnson serves as a member of the Board of Trustees.

3 Effective November 20, 2008, Mr. Kenneally serves as a Member of the Advisory Board. Effective January 1, 2009, Mr. Kenneally serves as a Trustee of Charles Street Trust.

+ Estimated for the fund's first full year.

A Reflects compensation received for the period January 1, 2008 through July 31, 2008 for 377 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC and Fidelity Central Investment Portfolios II LLC) and for the period August 1, 2008 through December 31, 2008 for 159 funds of 29 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2008, the Trustees accrued required deferred compensation from the funds as follows: Albert R. Gamper, Jr., $169,792; Arthur E. Johnson, $67,708; James H. Keyes, $169,792; Marie L. Knowles, $183,750; and Kenneth L. Wolfe, $185,417.

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $2,419; Arthur E Johnson, $2,419; James H. Keyes, $2,419; Marie L. Knowles, $2,605; and Kenneth L. Wolfe, $2,977.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $3,568; Arthur E Johnson, $3,568; James H. Keyes, $3,568; Marie L. Knowles, $3,843; and Kenneth L. Wolfe, $4,392.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $2,385; Arthur E Johnson, $2,385; James H. Keyes, $2,385; Marie L. Knowles, $2,598; and Kenneth L. Wolfe, $2,935.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,740; Arthur E Johnson, $372; James H. Keyes, $1,740; Marie L. Knowles, $1,886; and Kenneth L. Wolfe, $1,826.

F Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $495; James H. Keyes, $495; Marie L. Knowles, $537; and Kenneth L. Wolfe, $495.

G Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,619; Arthur E. Johnson, $190; James H. Keyes, $1,619; Marie L. Knowles, $1,758; and Kenneth L. Wolfe, $1,663.

H Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $2,298; Arthur E. Johnson, $268; James H. Keyes, $2,298; Marie L. Knowles, $2,495; and Kenneth L. Wolfe, $2,359.

I Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,294; James H. Keyes, $1,294; Marie L. Knowles, $1,406; and Kenneth L. Wolfe, $1,294.

J Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $235; Arthur E. Johnson, $235; James H. Keyes, $235; Marie L. Knowles, $253; and Kenneth L. Wolfe, $289.

K Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $1,452; James H. Keyes, $1,452; Marie L. Knowles, $1,584; Cornelia M. Small, $1,452; and Kenneth L. Wolfe, $1,452.

L Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $647; James H. Keyes, $647; Marie L. Knowles, $704; and Kenneth L. Wolfe, $647.

M Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $296; Arthur E. Johnson, $296; James H. Keyes, $296; Marie L. Knowles, $319; and Kenneth L. Wolfe, $365.

N Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $4,996; Arthur E. Johnson., $1,758; James H. Keyes, $4,996; Marie L. Knowles, $5,409; and Kenneth L. Wolfe, $5,402.

O Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $640; Arthur E Johnson, $640; James H. Keyes, $640; Marie L. Knowles, $689; and Kenneth L. Wolfe, $788.

P Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Albert R. Gamper, Jr., $618; Arthur E. Johnson, $618; James H. Keyes, $618; Marie L. Knowles, $665; and Kenneth L. Wolfe, $760.

APPENDIX I

Fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds are shown below. Appendix A identifies the independent registered public accounting firm for each fund.

March 31, 2009 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2010 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2015 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2020 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2025 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2030 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2035 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2040 Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2045 Fund	$ 24,000	$ 0	$ 5,600	$ 0
Fidelity Advisor Freedom 2050 Fund	$ 24,000	$ 0	$ 5,600	$ 0
Fidelity Advisor Freedom Income Fund	$ 23,000	$ 0	$ 4,500	$ 0
Fidelity Freedom 2000 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2005 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2010 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2015 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2020 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2025 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2030 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2035 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2040 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2045 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom 2050 Fund	$ 21,000	$ 0	$ 2,200	$ 500
Fidelity Freedom Income Fund	$ 21,000	$ 0	$ 2,200	$ 500
March 31, 2008 FeesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2010 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2015 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2020 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2025 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2030 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2035 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2040 Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Advisor Freedom 2045 Fund	$ 21,000	$ 0	$ 5,600	$ 0
Fidelity Advisor Freedom 2050 Fund	$ 21,000	$ 0	$ 5,600	$ 0
Fidelity Advisor Freedom Income Fund	$ 22,000	$ 0	$ 4,500	$ 0
Fidelity Freedom 2000 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2005 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2010 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2015 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2020 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2025 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2030 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2035 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2040 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2045 Fund	$ 20,000	$ 0	$ 2,200	$ 800
Fidelity Freedom 2050 Fund	$ 20,000	$ 0	$ 2,200	$ 800
February 28, 2009 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
California Municipal Income	$ 48,000	$ 0	$ 2,200	$ 2,600
California Short-Intermediate Tax-Free Bond	$ 50,000	$ 0	$ 2,200	$ 1,500
California AMT Tax-Free Money Market	$ 52,000	$ 0	$ 2,000	$ 4,800
California Municipal Money Market	$ 50,000	$ 0	$ 2,000	$ 5,600
Select Money Market Portfolio	$ 49,000	$ 0	$ 2,000	$ 6,400
Spartan Intermediate Treasury Bond Index	$ 64,000	$ 0	$ 3,200	$ 2,100
Spartan Long-Term Treasury Bond Index	$ 62,000	$ 0	$ 3,200	$ 1,400
Spartan Short-Term Treasury Bond Index	$ 62,000	$ 0	$ 3,200	$ 1,600
Four-in-One Index	$ 31,000	$ 0	$ 2,200	$ 700
February 29, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
California Municipal Income	$ 48,000	$ 0	$ 2,200	$ 2,100
California Short-Intermediate Tax-Free Bond	$ 50,000	$ 0	$ 2,200	$ 1,200
California AMT Tax-Free Money Market	$ 53,000	$ 0	$ 2,000	$ 2,700
California Municipal Money Market	$ 46,000	$ 0	$ 2,000	$ 3,200
Select Money Market Portfolio	$ 40,000	$ 0	$ 2,000	$ 2,600
Spartan Intermediate Treasury Bond Index	$ 67,000	$ 0	$ 3,000	$ 900
Spartan Long-Term Treasury Bond Index	$ 66,000	$ 0	$ 3,000	$ 700
Spartan Short-Term Treasury Bond Index	$ 66,000	$ 0	$ 3,000	$ 700
Four-in-One Index	$ 31,000	$ 0	$ 2,200	$ 800
January 31, 2009 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Tax-Free Bond	$ 37,000	$ 0	$ 4,500	$ 0
Massachusetts AMT Tax-Free Money Market	$ 30,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Income	$ 48,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
New York Municipal Income	$ 48,000	$ 0	$ 4,500	$ 0
New York AMT Tax-Free Money Market	$ 30,000	$ 0	$ 4,500	$ 0
New York Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
January 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Tax-Free Bond	$ 35,000	$ 0	$ 4,500	$ 0
Massachusetts AMT Tax-Free Money Market	$ 32,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Income	$ 45,000	$ 0	$ 4,500	$ 0
Massachusetts Municipal Money Market	$ 32,000	$ 0	$ 4,500	$ 0
New York Municipal Income	$ 46,000	$ 0	$ 4,500	$ 0
New York AMT Tax-Free Money Market	$ 31,000	$ 0	$ 4,500	$ 0
New York Municipal Money Market	$ 31,000	$ 0	$ 4,500	$ 0
December 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Dynamic Strategies	$ 22,000	$ 0	$ 4,400	$ 0
VIP Investment Grade Central	$ 229,000	$ 0	$ 6,100	$ 0
Michigan Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,900
Minnesota Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,700
Municipal Income	$ 66,000	$ 0	$ 8,500	$ 5,200
Ohio Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,700
Pennsylvania Municipal Income	$ 43,000	$ 0	$ 2,900	$ 1,600
Short-Intermediate Municipal Income	$ 47,000	$ 0	$ 2,900	$ 2,700
Michigan Municipal Money Market	$ 36,000	$ 0	$ 2,700	$ 2,100
Ohio Municipal Money Market	$ 36,000	$ 0	$ 2,700	$ 2,100
Pennsylvania Municipal Money Market	$ 36,000	$ 0	$ 2,700	$ 1,800
Intermediate Municipal Income	$ 52,000	$ 0	$ 2,900	$ 3,200
Strategic Income	$ 130,000	$ 0	$ 5,600	$ 5,300
December 31, 2007 feesA,B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Dynamic Strategies	$ 17,000	$ 0	$ 3,600	$ 0
VIP Investment Grade Central	$ 49,000	$ 0	$ 5,200	$ 0
Michigan Municipal Income	$ 48,000	$ 0	$ 2,900	$ 1,600
Minnesota Municipal Income	$ 47,000	$ 0	$ 2,900	$ 1,400
Municipal Income	$ 72,000	$ 0	$ 2,900	$ 4,300
Ohio Municipal Income	$ 47,000	$ 0	$ 2,900	$ 1,500
Pennsylvania Municipal Income	$ 47,000	$ 0	$ 2,900	$ 1,400
Short-Intermediate Municipal Income	$ 51,000	$ 0	$ 2,900	$ 2,200
Michigan Municipal Money Market	$ 38,000	$ 0	$ 1,900	$ 1,500
Ohio Municipal Money Market	$ 38,000	$ 0	$ 1,900	$ 1,500
Pennsylvania Municipal Money Market	$ 37,000	$ 0	$ 1,900	$ 1,300
Intermediate Municipal Income	$ 57,000	$ 0	$ 2,900	$ 2,600
Strategic Income	$ 75,000	$ 0	$ 3,800	$ 4,200
November 30, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Institutional Short-Intermediate Government	$ 46,000	$ 0	$ 3,700	$ 1,700
Strategic Dividend & Income	$ 41,000	$ 0	$ 3,900	$ 2,400
November 30, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Institutional Short-Intermediate Government	$ 46,000	$ 0	$ 2,900	$ 1,400
Strategic Dividend & Income	$ 45,000	$ 0	$ 2,700	$ 2,300
October 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Global Balanced	$ 72,000	$ 0	$ 8,300	$ 1,800
Prime	$ 77,000	$ 0	$ 2,700	$ 16,000
Tax-Exempt	$ 47,000	$ 0	$ 2,700	$ 6,400
Treasury	$ 47,000	$ 0	$ 2,700	$ 4,400
October 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Global Balanced	$ 77,000	$ 0	$ 4,800	$ 1,400
Prime	$ 84,000	$ 0	$ 1,900	$ 10,300
Tax-Exempt	$ 47,000	$ 0	$ 1,900	$ 3,400
Treasury	$ 52,000	$ 0	$ 1,900	$ 2,800
September 30, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager 20%	$ 50,000	$ 0	$ 6,000	$ 0
Asset Manager 30%	$ 29,000	$ 0	$ 2,700	$ 1,100
Asset Manager 40%	$ 29,000	$ 0	$ 2,700	$ 1,100
Asset Manager 50%	$ 56,000	$ 0	$ 6,600	$ 0
Asset Manager 60%	$ 29,000	$ 0	$ 2,700	$ 1,100
Asset Manager 70%	$ 53,000	$ 0	$ 6,000	$ 0
Asset Manager 85%	$ 53,000	$ 0	$ 6,000	$ 0
Series Broad Market Opportunities	$ 20,000	$ 0	$ 1,700	$ 900
Strategic Real Return	$ 148,000	$ 0	$ 4,500	$ 0
Money Market Central	$ 33,000	$ 0	$ 4,500	$ 0
September 30, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager 20%	$ 55,000	$ 0	$ 5,200	$ 0
Asset Manager 30%E	$ 0	$ 0	$ 0	$ 0
Asset Manager 40%E	$ 0	$ 0	$ 0	$ 0
Asset Manager 50%	$ 63,000	$ 0	$ 6,200	$ 0
Asset Manager 60%E	$ 0	$ 0	$ 0	$ 0
Asset Manager 70%	$ 57,000	$ 0	$ 5,200	$ 0
Asset Manager 85%	$ 51,000	$ 0	$ 5,200	$ 0
Series Broad Market OpportunitiesD,F	$ 15,000	$ 0	$ 1,700	$ 100
Strategic Real Return	$ 149,000	$ 0	$ 4,200	$ 0
Money Market Central	$ 32,000	$ 0	$ 4,200	$ 0
August 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Intermediate Bond	$ 156,000	$ 0	$ 5,600	$ 0
Investment Grade Bond	$ 133,000	$ 0	$ 5,100	$ 7,500
Series Investment Grade Bond	$ 0	$ 0	$ 0	$ 0
Short-Term Bond	$ 131,000	$ 0	$ 5,100	$ 5,200
U.S. Bond Index	$ 106,000	$ 0	$ 5,100	$ 4,800
Total Bond	$ 202,000	$ 0	$ 9,000	$ 7,200
Arizona Municipal Income	$ 44,000	$ 0	$ 2,200	$ 1,200
Maryland Municipal Income	$ 44,000	$ 0	$ 2,200	$ 1,200
AMT Tax-Free Money	$ 40,000	$ 0	$ 2,000	$ 2,700
Arizona Municipal Money Market	$ 35,000	$ 0	$ 2,000	$ 1,100
Municipal Money Market	$ 76,000	$ 0	$ 7,500	$ 11,900
August 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Intermediate Bond	$ 106,000	$ 0	$ 5,200	$ 0
Investment Grade Bond	$ 103,000	$ 0	$ 2,900	$ 8,300
Series Investment Grade Bond	$	$	$	$
Short-Term Bond	$ 103,000	$ 0	$ 2,900	$ 5,600
U.S. Bond Index	$ 71,000	$ 0	$ 2,900	$ 3,600
Total Bond	$ 119,000	$ 0	$ 2,900	$ 3,600
Arizona Municipal Income	$ 46,000	$ 0	$ 2,900	$ 1,200
Maryland Municipal Income	$ 46,000	$ 0	$ 2,900	$ 1,200
AMT Tax-Free Money	$ 44,000	$ 0	$ 1,900	$ 2,800
Arizona Municipal Money Market	$ 36,000	$ 0	$ 1,900	$ 1,100
Municipal Money Market	$ 85,000	$ 0	$ 1,900	$ 10,600
July 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Ginnie Mae	$ 91,000	$ 0	$ 3,900	$ 3,000
Government Income	$ 74,000	$ 0	$ 6,000	$ 5,700
Income Replacement 2016	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2018	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2020	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2022	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2024	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2026	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2028	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2030	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2032	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2034	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2036	$ 21,000	$ 0	$ 4,400	$ 0
Income Replacement 2038	$ 19,000	$ 0	$ 4,400	$ 0
Income Replacement 2040	$ 19,000	$ 0	$ 4,400	$ 0
Income Replacement 2042	$ 19,000	$ 0	$ 4,400	$ 0
Intermediate Government Income	$ 68,000	$ 0	$ 5,100	$ 1,600
Ultra-Short Bond	$ 92,000	$ 0	$ 3,000	$ 1,400
July 31, 2007 feesA,C	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Ginnie Mae	$ 93,000	$ 0	$ 2,900	$ 3,200
Government Income	$ 73,000	$ 0	$ 2,900	$ 5,500
Income Replacement 2016	$ 0	$ 0	$ 0	$ 0
Income Replacement 2018	$ 0	$ 0	$ 0	$ 0
Income Replacement 2020	$ 0	$ 0	$ 0	$ 0
Income Replacement 2022	$ 0	$ 0	$ 0	$ 0
Income Replacement 2024	$ 0	$ 0	$ 0	$ 0
Income Replacement 2026	$ 0	$ 0	$ 0	$ 0
Income Replacement 2028	$ 0	$ 0	$ 0	$ 0
Income Replacement 2030	$ 0	$ 0	$ 0	$ 0
Income Replacement 2032	$ 0	$ 0	$ 0	$ 0
Income Replacement 2034	$ 0	$ 0	$ 0	$ 0
Income Replacement 2036	$ 0	$ 0	$ 0	$ 0
Income Replacement 2038	$ 0	$ 0	$ 0	$ 0
Income Replacement 2040	$ 0	$ 0	$ 0	$ 0
Income Replacement 2042	$ 0	$ 0	$ 0	$ 0
Intermediate Government Income	$ 64,000	$ 0	$ 2,900	$ 1,600
Ultra-Short Bond	$ 68,000	$ 0	$ 2,900	$ 1,800
April 30, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Inflation-Protected Bond	$ 58,000	$ 0	$ 5,600	$ 0
Government Money Market	$ 41,000	$ 0	$ 2,000	$ 1,300
Money Market	$ 54,000	$ 0	$ 2,000	$ 5,000
U.S. Treasury Money Market	$ 45,000	$ 0	$ 2,000	$ 2,600
April 30, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Inflation-Protected Bond	$ 55,000	$ 0	$ 5,200	$ 0
Government Money Market	$ 40,000	$ 0	$ 1,900	$ 1,200
Money Market	$ 56,000	$ 0	$ 1,900	$ 4,600
U.S. Treasury Money Market	$ 43,000	$ 0	$ 1,900	$ 1,900
May 31, 2008 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Central	$ 40,000	$ 0	$ 3,000	$ 200
Municipal Cash Central	$ 34,000	$ 0	$ 3,000	$ 200
Securities Lending Cash Central	$ 40,000	$ 0	$ 3,000	$ 200
Tax-Free Cash Central	$ 28,000	$ 0	$ 4,500	$ 0
May 31, 2007 feesA	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Central	$ 40,000	$ 0	$ 1,900	$ 500
Municipal Cash Central	$ 36,000	$ 0	$ 1,900	$ 500
Securities Lending Cash Central	$ 40,000	$ 0	$ 1,900	$ 500
Tax-Free Cash Central	$ 28,000	$ 0	$ 4,200	$ 0

A Aggregate amounts may reflect rounding.

B Fidelity Dynamic Strategies Fund commenced operations on October 31, 2007.

C Fidelity Income Replacement Funds 2016 through 2036 commenced operations on August 30, 2007. Fidelity Income Replacement Funds 2038 through 2042 commenced operations on December 31, 2007.

D May include amounts billed prior to the funds' commencement of operations.

E Fidelity Asset Manager 30%, Fidelity Asset Manager 40%, and Fidelity Asset Manager 60% commenced operations on October 9, 2007.

F Fidelity Series Broad Market Opportunities Fund commenced operations on August 21, 2007.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for assurance services provided to a fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX J

Fees billed by PwC and Deloitte Entities that were required to be approved by each trust's Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers are shown below.

March 31, 2009 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 3,305,000	$ 2,000	$ 0
Deloitte Entities	$ 815,000	$ 2,000	$ 445,000
March 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 510,000	$ 0	$ 0
Deloitte Entities	$ 0	$ 0	$ 430,000
February 28, 2009 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,985,000	$ 2,000	$ 0
February 29, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 220,000	$ 0	$ 0
January 31, 2009 feesA	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$ 815,000	$ 2,000	$ 445,000
January 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$ 0	$ 0	$ 485,000
December 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,340,000	$ 2,000	$ 190,000
Deloitte Entities	$ 815,000	$ 2,000	$ 0
December 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 215,000
Deloitte Entities	$ 0	$ 0	$ 0
November 30, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,110,000	$ 2,000	$ 250,000
November 30, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 150,000
October 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 2,110,000	$ 0	$ 185,000
October 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 275,000
September 30, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,815,000	$ 0	$ 185,000
Deloitte Entities	$ 410,000	$ 0	$ 0
September 30, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 275,000
Deloitte Entities	$ 0	$ 0	$ 0
August 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,295,000	$ 0	$ 185,000
Deloitte Entities	$ 410,000	$ 0	$ 0
August 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 275,000
Deloitte Entities	$ 0	$ 0	$ 0
July 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,010,000	$ 0	$ 235,000
Deloitte Entities	$ 410,000	$ 0	$ 0
July 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 225,000
Deloitte Entities	$ 0	$ 0	$ 0
April 30, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 335,000	$ 0	$ 175,000
Deloitte Entities	$ 200,000	$ 0	$ 0
April 30, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 170,000
Deloitte Entities	$ 0	$ 0	$ 0
May 31, 2008 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 1,010,000	$ 0	$ 235,000
Deloitte Entities	$ 410,000	$ 0	$ 0
May 31, 2007 feesA	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 0	$ 0	$ 170,000
Deloitte Entities	$ 0	$ 0	$ 0

A Aggregate amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for assurance services provided to a fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Aggregate non-audit fees billed by PwC and Deloitte Entities, for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Fiscal Year Ended/Firm	Trust	Aggregate Non-Audit Fees
March 31, 2009A
PwC	Aberdeen	$ 3,745,000
Deloitte	Aberdeen	$ 1,525,000
March 31, 2008A
PwC	Aberdeen	$ 1,710,000
PwC	Aberdeen	$ 580,000
February 28, 2009A
PwC	California Municipal Trust	$ 3,415,000
PwC	California Municipal Trust II	$ 3,420,000
PwC	Fixed-Income Trust	$ 3,430,000
PwC	Oxford Street Trust	$ 3,410,000
February 28, 2008A
PwC	California Municipal Trust	$ 1,525,000
PwC	California Municipal Trust II	$ 1,525,000
PwC	Fixed-Income Trust	$ 1,530,000
PwC	Oxford Street Trust	$ 1,520,000
January 31, 2009A
Deloitte	Fixed-Income Trust	$ 1,475,000
Deloitte	Massachusetts Municipal	$ 1,485,000
Deloitte	NY Municipal	$ 1,475,000
Deloitte	NY Municipal II	$ 1,480,000
January 31, 2008A
Deloitte	Fixed-Income Trust	$ 675,000
Deloitte	Massachusetts Municipal	$ 685,000
Deloitte	NY Municipal	$ 675,000
Deloitte	NY Municipal II	$ 680,000
December 31, 2008A
Deloitte	Garrison	$ 1,325,000
Deloitte	Fixed-Income Trust	$ 1,325,000
PwC	Municipal	$ 2,990,000
PwC	Municipal II	$ 2,970,000
PwC	School	$ 2,970,000
December 31, 2007A
Deloitte	Garrison	$ 735,000
Deloitte	Fixed-Income Trust	$ 735,000
PwC	Municipal	$ 1,500,000
PwC	Municipal II	$ 1,480,000
PwC	School	$ 1,485,000
November 30, 2008A
PwC	FA Series IV	$ 3,185,000
PwC	Fixed-Income Trust	$ 3,185,000
November 30, 2007A
PwC	FA Series IV	$ 1,465,000
PwC	Fixed-Income Trust	$ 1,465,000
October 31, 2008A
PwC	Charles Street	$ 3,000,000
PwC	Newbury Street	$ 3,025,000
October 31, 2007A
PwC	Charles Street	$ 2,005,000
PwC	Newbury Street	$ 2,025,000
September 30, 2008A
PwC	Charles Street	$ 2,715,000
Deloitte	Charles Street	$ 905,000
Deloitte	Fixed-Income Trust	$ 885,000
Deloitte	Garrison	$ 885,000
September 30, 2007A
PwC	Charles Street	$ 1,855,000
Deloitte	Charles Street	$ 605,000
Deloitte	Fixed-Income Trust	$ 590,000
Deloitte	Garrison	$ 590,000
August 31, 2008A
PwC	Fixed-Income Trust	$ 2,485,000
Deloitte	Fixed-Income Trust	$ 1,075,000
PwC	Income Fund	$ 2,470,000
PwC	Union	$ 2,460,000
PwC	Union II	$ 2,480,000
August 31, 2007A
PwC	Fixed-Income Trust	$ 1,410,000
Deloitte	Fixed-Income Trust	$ 400,000
PwC	Income Fund	$ 1,390,000
PwC	Union	$ 1,395,000
PwC	Union II	$ 1,405,000
July 31, 2008A
PwC	Income Fund	$ 2,250,000
Deloitte	Income Fund	$ 1,135,000
July 31, 2007
PwC	Income Fund	$ 1,350,000
Deloitte	Income Fund	$ 555,000
May 31, 2008A
PwC	Revere Street	$ 2,085,000
Deloitte	Revere Street	$ 1,035,000
May 31, 2007A
PwC	Revere Street	$ 1,680,000
Deloitte	Revere Street	$ 610,000
April 30, 2008A
PwC	Hereford	$ 1,685,000
Deloitte	Fixed-Income Trust	$ 730,000
April 30, 2007A
PwC	Hereford	$ 1,345,000
Deloitte	Fixed-Income Trust	$ 705,000

A Aggregate amounts may reflect rounding.

1.897215.100	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	MEGA1A_2009-pxs-0509

Form of D.F. King Proxy Card:
To be used for funds in Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity California Municipal Trust II, Fidelity Garrison Street Trust, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity Municipal Trust II, Fidelity New York Municipal Trust, Fidelity New York Municipal Trust II, and Fidelity Revere Street Trust

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 145421 Cincinnati, Ohio 45250-5421

	LOG-ON:	Vote on the internet at www.2voteproxy.com/proxy and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-597-7836 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on July 15, 2009 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	MEGA1A-PXC-0709

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect a Board of Trustees:
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) Abigail P. Johnson (04) Arthur E. Johnson	(05) Michael E. Kenneally (06) James H. Keyes (07) Marie L. Knowles (08) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.		(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
		MEGA1A-PXC-0709

Form of Broadridge Proxy Card:
To be used for funds in Fidelity Aberdeen Street Trust, Fidelity Charles Street Trust, Fidelity Fixed-Income Trust, Fidelity Hereford Street Trust, Fidelity Income Fund, Fidelity Newbury Street Trust, Fidelity Oxford Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust, and Fidelity Union Street Trust II

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421		of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on July 15, 2009 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	MEGA1A-7/2009-kh

Please refer to the Proxy Statement discussion of each of these matters. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:		(_)	(_)	(_)	______________________
1.	To elect a Board of Trustees.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark "For All Except" and write the name(s) of the nominees(s) on the line above.
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) Abigail P. Johnson (04) Arthur E. Johnson (05) Michael E. Kenneally (06) James H. Keyes	(07) Marie L. Knowles (08) Kenneth L. Wolfe
			FOR	AGAINST	ABSTAIN
2.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.		(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature (PLEASE SIGN WITHIN BOX)	Date	Mega 1A-PXC-0509-kh	Signature (Joint Owners)	Date

Form of Broadridge Proxy Notice for Initial Notice Mailing:
Fidelity Aberdeen Street Trust, Fidelity Charles Street Trust, Fidelity Fixed-Income Trust,
Fidelity Hereford Street Trust, Fidelity Income Fund, Fidelity Newbury Street Trust,
Fidelity Oxford Street Trust, Fidelity School Street Trust, Fidelity Union Street Trust,
and Fidelity Union Street Trust II

[Front of page 1 - Initial Notice Mailing]

["TRUST NAME" or "FIDELITY FUNDS" (if proxy contains multiple trusts) prints here]
** IMPORTANT NOTICE **	Proxy Materials Available at www.proxyvote.com/proxy
Regarding the Availability of Proxy Materials	Letter to Shareholders, Notice of Meeting, and Proxy Statement
for the Shareholder Meeting to be held on July 15, 2009

You are receiving this communication because you are eligible to vote at this meeting and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

PROXY MATERIALS - VIEW OR REQUEST
You can choose to view the materials on-line or request a paper or e-mail copy. There is NO charge for requesting a copy. Have the 12 digit Control Number(s) (located on the following page(s) in the box(es) next to the arrow(s)) available.

To facilitate timely delivery, please make the request as instructed below at least 10 days in advance of the scheduled shareholder meeting.

Fidelity Investments® (logo)
Fidelity Investments P.O. Box 145421 Cincinnati, Ohio 45250-5421	HOW TO VIEW MATERIALS VIA THE INTERNET Visit www.proxyvote.com/proxy

[Shareholder's name and address print here]	HOW TO REQUEST A COPY OF MATERIALS Visit: www.proxyvote.com/proxy Call: 1-866-749-0145 E-mail: sendmaterial@proxyvote.com (send a blank e-mail with the 12 digit Control Number(s) in the subject line)

Please see the reverse side for meeting information and instructions on how to vote

[Back of page 1 - Initial Mailing]

Meeting Information Meeting Type: Special Meeting Date: July 15, 2009 Meeting Time: 8:30 a.m. Eastern Time For Shareholders as of: May 18, 2009

How to Vote

Vote by Internet [picture of computer appears before text]

To vote now by internet, go to:

WWW.PROXYVOTE.COM/PROXY

Use the Internet to view the Proxy Materials on-line and cast your vote. Have your notice in hand when you access the web site and follow the on-line instructions. If your package contains shareholder meeting agendas for multiple fund holdings you will need to vote each Control Number (located on the following page(s) in the box(es) next to the arrow(s)) separately.

Please note, no personal information other than your Control Number(s) is necessary to vote

Meeting Location: Fidelity Investments 245 Summer Street Boston, MA 02210 Located at the corner of Summer and Dorchester Streets, next to Boston's South Station

Vote in Person [picture of person appears before text]

Shareholders are entitled to attend the meeting and vote in person. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

[Front of page 2 ("agenda page") - Initial Notice Mailing; multiple agenda pages may be included in the mailing if the shareholder has multiple fund holdings; each agenda page is tailored to only include the proposals(s) applicable to the fund to which the agenda applies]

Proposals
[TRUST NAME: FUND NAME prints here]
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
1.	To elect a Board of Trustees.
	(01) James C. Curvey (02) Albert R. Gamper, Jr. (03) Abigail P. Johnson (04) Arthur E. Johnson (05) Michael E. Kenneally (06) James H. Keyes	(07) Marie L. Knowles (08) Kenneth L. Wolfe
2.

To amend the Declaration of Trust for each of Fidelity Advisor Series IV, Fidelity California Municipal Trust, Fidelity Fixed-Income Trust, Fidelity Garrison Street Trust, Fidelity Income Fund, Fidelity Massachusetts Municipal Trust, Fidelity Municipal Trust, Fidelity New York Municipal Trust, Fidelity School Street Trust, and Fidelity Union Street Trust to reduce the required quorum for future shareholder meetings.

[right pointing arrow] [Control Number prints here in a box] [Shareholder's name and address prints here]

Broadridge Version:

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyvote.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-877-296-4941 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

D.F. King Version:

Form of D.F. King email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]

CONTROL NUMBER: XXXXX (use this number to cast your vote)

[TRUST NAME: FUND NAME -

[TRUST NAME: FUND NAME PRINTS HERE]]

[CONTROL NUMBER: XXXXX] (use this number to cast your vote)

To vote through the Internet, visit http://www.2voteproxy.com/eproxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-800-597-7836 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

BROADRIDGE VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

D.F. KING VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.2voteproxy.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Broadrige Touch-Tone Voting Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:
"Lets Begin." ** If shareholder does not press anything, they will hear: "Please call back when you have your proxy card available. Thank you for calling. Goodbye."
Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Shareholder Enters Control number...

Valid Control Number: (See voting scripts, below)

Invalid (Input 1 or 2 times): "Control number is invalid."

Invalid Input = 3x. This voice is heard if input invalid control # 3 times: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Goodbye."

Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See voting scripts, below).

Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.

Voting:
"If you would like to vote as the Board recommends press 1, to vote on nominees and proposals individually press 2.
Shareholder presses:	Shareholder hears:
1	"Let me confirm. You have elected to vote as the Board recommends." And goes to the confirm options.
2	Shareholder goes to Nominee and/or Proposal Voting.
Nominee Vote Script: (vote for individual proposals)
"If you wish to vote for all nominees press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3."
Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to Proposal Voting Script.
2	"Proposal Voting." Goes to Proposal Voting Script.
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election, "OK" is heard.

´00' goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal(s) to vote on. After you cast all your votes, you will have a chance to review them." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice.

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice.

See Confirm Options below.

For/Abstain Script:
"If you are voting for this proposal, press 1. If you wish to abstain press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Withhold Script:
"If you are voting for this proposal, press 1. If you wish to withhold press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice).See Confirm Options below.

Completed Proposal Voting:
"You have completed Proposal Voting" This text will be heard following the final proposal on the ballot.
Confirm Options:
"Let me confirm."
Nominee Confirmation: Proposal Confirmation:

1. You have voted for all nominees

2. You have voted to withhold all nominees

3. You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

"You have voted For/Against Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

If shareholder presses 1: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>." Shareholder then goes to Vote Another Script.

If shareholder presses 2: they are directed to the Enter Control Number Script.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye."

If shareholder presses 2: See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 8, ELSEIF caller presses 0 go to Speech 2

Speech 3	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 5	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 5a, ELSEIF go to Closing B

Speech 5a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 5b	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 5a, ELSEIF the caller presses 0 go to Closing B

Speech 6	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

Speech 7	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version)

Closing B	Your vote(s) [has/have] been cast as follows: (Vote for each proposal is given). If this is correct, Press 1. If incorrect, Press 0.

If caller presses 1 go to Speech 8, ELSEIF the caller presses 0 go to Speech 2

Speech 8	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 9

Speech 9	Thank you for voting.

Broadridge Version:

Form of e-mail to be sent to a shareholder that has received proxy materials via a Notice and subsequently requests that a copy of the proxy materials for that meeting be sent to him/her electronically

You are receiving this e-mail because you visited www.proxyvote.com/proxy and requested that Proxy Materials for the Fidelity funds you hold be delivered to you electronically for the shareholder meeting detailed below.

This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[TRUST NAME or "FIDELITY FUNDS" (if proxy contains more than 1 trust) PRINTS HERE]

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyvote.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-877-296-4941 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please go to www.proxyvote.com/proxy and follow the on-line instructions.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Broadridge Version

Form of Proxy Materials Fulfillment Script for shareholders that are sent proxy materials via the Notice method

1-866-749-0145

Generic Greeting:
"Thank you for calling the automated Proxy material fulfillment service."
Shareholder Hears:
"You must be calling from a touch-tone telephone in order to use this system and have your Notice in hand. Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you."

** If shareholder does not press anything, they will hear: "I have not received your response. Press 1 if you are calling from a touch-telephone and have your Notice in front of you."
** If shareholder does not press anything, they will hear (wait for approx. 5 seconds): "I have not received your response. Press 1 if you are calling from a touch-telephone and have your Notice in front of you."
** If shareholder does not press anything (even after 5 seconds) they will hear: "Please call back when you have your notice available. Thank you. Goodbye. "

Shareholder presses "1" and hears:
"Let's Begin"
Enter Control Number Script - Shareholder hears:
"Please enter the 12 digit control number which is located in the box indicated by the arrow on your Notice, followed by the pound sign."
Shareholder Enters Control number...

Valid Control Number: (See request options, below) Invalid: "Your control number is invalid. Please enter the 12 digit control number which is located in the box indicated by the arrow on your Notice, followed by the pound sign." Invalid > 3 xs: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. Goodbye."

Valid control number, but no material available: "Proxy material related to the control number entered is not being made available through this service. However, you are already scheduled to receive this material. If you wish to request additional material via hard copy, please contact the entity responsible for your account. Goodbye." Valid control number, but time has expired (i.e. meeting + 365 days): "Proxy material related to the control number entered is no longer available through this service because the meeting concluded over a year ago. Goodbye."

Request already pending options :

** If shareholder already has pending request, they will hear: "Thank you for calling, there is already a fulfillment request pending for this control number. The requested material should be arriving shortly. Goodbye."

Request options :
Request Proxy Materials

"If you would like to request a one time hard copy fulfillment of Proxy materials related to this control number be sent to the same address as the Notice, press 1."
**Based on the shareholder's selection, the prompt will confirm their choice See Confirm Options, Below.

Request Future

"If you would like to enroll to receive all future proxy materials via hard copy and have the materials related to this control number sent to the same address as the Notice, press 2."
**Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below.

Refer Web:

"Please note, If you would like to view or receive materials electronically go to www.proxyvote.com/proxy. Otherwise please make your selection now." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below.

If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES
"Your input was invalid." Go to Request Option Script
AFTER 3 ERRORS: If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES
"We are not able to process your request at this time. Please call back when you are ready to make your selection. Goodbye"
Confirm Options: If shareholder presses 1 or 2
Confirmation:

This request will be processed. If this concludes your business, press 1, if you would like to enter another control number, press 2. **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options, Below

Confirmation Types

Confirmation 1:      If shareholder presses 1: "Do not mail in your Notice. Keep it as a record of your transaction. Thank you for calling." Confirmation 2:      If shareholder presses 2 they are directed to the Enter Control Number Script.

If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES
I have not received your response. Go to Confirmation Script
AFTER 3 ERRORS: If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES
"Do not mail in your Notice. Keep it as a record of your transaction. Thank you for calling."
Error Messages:
Notice and access service Unavailable Error: "We are sorry you are having problems entering your information. Please call back."

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version

[ Upon login to www.2voteproxy.com/proxy shareholder sees Screen 1]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Input D

To enroll for electronic delivery, without voting your proxy, please enter your control number above and click [ENROLL]

Input E

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

2voteproxy.com is a service of:
The Colbent Corporation

Full service proxy specialists

This site is best viewed using

Internet Explorer Versions 6.0 or higher

using a display resolution of 800 X 600 or higher.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to 2voteproxy Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR ALL NOMINEES (Except as indicated)]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to 2voteproxy Confirmation Screen (Screen 3)]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Trust Name: Fund Name]

Thank you! Your vote has been submitted.

Text 2 - (centered)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR all nominees][WITHHOLD AUTHORITY to vote for all nominees] [FOR all nominees (Except as indicated)]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: An email with confirmation of this vote will be sent to: [email address]

Text 6 - (centered)

Note: Electronic Proxy Materials may not be available for all of your securities and accounts.

Hyperlink 1 - (centered)

[Register for Electronic Delivery]

[Directs shareholder to electronic delivery sign-up screen(s)]

Hyperlink 2 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 3 - (centered)

[Printer Friendly Confirmation]

[If shareholder selects printer friendly confirmation, a confirmation in the following form appears that the shareholder can print]

Form Of

2voteproxy Printer Friendly Confirmation

Text - (left justified)

Internet Proxy Voting Service

Thank you! Your vote has been submitted.
---------------------------------------------------------------------------------

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [trust name: fund name] as follows:

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Click here to Return [When shareholder clicks he/she is returned to Screen 3]

Hyperlink 4 - (right justified)

[Vote Another Proxy]

[If shareholder selects vote another proxy he/she will return to Screen 1]

Hyperlink 5 - (centered)

[Exit Internet Proxy Voting Service]

[If shareholder selects exit internet proxy voting service he/she will return to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

2voteproxy Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]
---------------------------------------------------------------------------------
Thank you for voting.

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on-line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on-line

Text - [bullet] Sign up to receive future Proxy Materials via e-mail

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text - It is easy to get started

Text - Simply enter your 12 digit Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Proxy Card" a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E-Mail Notification recipients can find the Control Number next to the label "Control Number." [when shareholder clicks on "E-Mail Notification" a window appears that contains a sample e-mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Notice of Internet Availability" a window appears that contains a sample Notice with the location of the control number highlighted]

Link - CLICK HERE to view Proxy Materials for the Fidelity funds [when shareholder clicks on "Click Here" a window appears that contains proxy materials for this campaign and previous proxy campaigns held during the past year]

Input - Enter your Control Number

[box in which to enter your control number appears here]

["Submit" button appears here] [if shareholder clicks on "Submit" Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full-set package via mail or e-delivery]

Link - [bullet] To enroll for electronic delivery without voting your Proxy, please enter your Control Number and click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1-877-296-4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e-mail or hard copy at no charge by choosing the option below

Text - (centered) View Proxy Materials

Link - (centered) [link to access "Letter to Shareholders, Notice of Meeting, and Proxy Statement" appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered) Request Proxy Materials

Link - (left centered) [link to access "Request Copy" appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered) Vote Your Shares

Link - (right centered) [link to "Vote" appears here] [if shareholder clicks on link Screen 5 opens]

Link - (left justified) Learn more about Notice & Access [if shareholder clicks on "Learn more about Notice & Access" another window opens that explains the concept of Notice & Access]

Link - To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on "Download Adobe Acrobat." the Adobe web site (http://get.adobe.com/reader) launches]

Text - You may need Adobe Acrobat to view the documents listed above.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 - Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Welcome to the Fulfillment Request Service

Text - We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text - View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e-mail to the e-mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e-mail to the e-mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input - (left side) Input E-mail Address: [shareholder inputs his/her e-mail address here]
(right side) Verify E-mail Address: [shareholder inputs his/her e-mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link - If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - (left justified) [link to "Submit Request" appears here] (to right) [link to go "Back to Shareholder Portal" appears here] [if shareholder clicks on "Submit Request" Screen 4 appears; if shareholder clicks on "Back to Shareholder Portal" Screen 2 appears]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 - Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Your fulfillment request has been received. THANK YOU!

Link - If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on "click here" Screen 1 appears]

Link - If you have completed your request, please click here to exit. [if shareholder clicks on "click here" the web page closes]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 - Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects "Vote Your Shares" on Screen 2 or if shareholder received his/her proxy via full-set delivery and enters his/her control number on Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (right justified) Proxy Materials

Link - (right justified) [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - (left justified) Vote Your Shares

Text - (centered) Proxy Voting Form

Text - (centered) The Board's Recommendation[s]

Text - (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text - (centered) If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote [the/each] proposal separately, mark your selection[s] under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

["Vote the proposal[s] as the Board of Trustees recommends" button appears here] [if shareholder clicks on button Screen 6 appears]

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	[ ] For All Nominees [ ] Withhold All Nominees [ ] For All Except Those Selected Below [names of all nominees listed here]
02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text - (left justified) Back to top [if shareholder selects "Back to top" he/she is brought to the top of the page]

Link - (centered) [links to "Vote the proposals as indicated above" and "Reset" appear here] [if shareholder clicks on "Vote" button Screen 6 appears; if shareholder clicks on "Reset" button vote selections clear on this page ]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 - Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a "Vote" button on Screen 5]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (centered) Vote Confirmation

Text - (centered) Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.]/[You Voted]
01	[Title of proposal will be inserted]	[For/Withhold/For All Except]

[ ] For All Nominees
[names of all nominees listed here]

[ ] Withhold All Nominees
[names of all nominees listed here]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) Please review your selection carefully before voting.

Text - (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text - (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

Text - (left justified) If you would like to receive an e-mail confirmation, enter your e-mail address here: [shareholder inputs his/her e-mail address here]

Selection - (centered) [links to "Final Vote Submission" and to go "Back" appear here] [if shareholder clicks on "Final Vote" button Screen 7 appears; if shareholder clicks on "Back" button Screen 5 appears]

Text - (centered) Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint [name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 - Vote Submission Page

[Page appears after shareholder selects "Final Vote Submission" on Screen 6]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Thank You! Your vote has been submitted as detailed below.

Links - [Change Vote] [Vote Another Proxy] [Exit Internet Proxy Voting Services] [if shareholder clicks on "Change Vote" Screen 5 appears; if shareholder clicks on "Vote Another Proxy" Screen 1 appears; if shareholder clicks on "Exit Internet Proxy Voting Service" the web page closes]

Text - (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]/[You Voted]
01	[Title of proposal will be inserted]	[For/Withhold/For All Except]

[For All Nominees
[names of all nominees listed here]]

[Withhold All Nominees
[names of all nominees listed here]]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

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Selection - (left justified) [link to "Register for Electronic Delivery of Proxy Materials" appears here] [if shareholder clicks on link the electronic delivery sign-up screen opens in another window]

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[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Fidelity funds

Text - (left justified) Proxy Materials

Proxy Dated	Trust Name	Link
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form Of

E-mail Confirmation

Text - (left justified)

Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for
[Trust name:]
[Fund name], as follows:

-------------------------------------------------
Proposal 1. [proposal title]..........[Each nominee's name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title]..........[For] [Against] [Abstain]

Proposal 3. [proposal title]..........[[For] [Against] [Abstain]

Proposal 4. [proposal title]..........[For] [Against] [Abstain]

Proposal 6. [proposal title]..........[For] [Against] [Abstain]

Thank you for voting.